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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

Madison Funds

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711

(Address of principal executive offices)(Zip code)

Steve J. Fredricks

Chief Legal Officer & Chief Compliance Officer

550 Science Drive

Madison, WI  53711

(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2022

Reason for filing form N-CSR/A: The following amends the N-CSR originally filed on December 30, 2022 (SEC Accession Number: 0001753926-22-001654). The purpose of this filing is to update the certification pages.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Annual Report

October 31, 2022

Madison Conservative Allocation Fund

Madison Moderate Allocation Fund

Madison Aggressive Allocation Fund

Madison Tax-Free Virginia Fund

Madison Tax-Free National Fund

Madison High Quality Bond Fund

Madison Core Bond Fund

Madison Diversified Income Fund

Madison Covered Call & Equity Income Fund

Madison Dividend Income Fund

Madison Investors Fund

Madison Sustainable Equity Fund

Madison Mid Cap Fund

Madison Small Cap Fund

Madison International Stock Fund

Madison Funds | October 31, 2022

Although each fund’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular fund, group of funds or list of funds.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.

For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the funds.

For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within this report. Performance data shown represents past performance, past performance does not guarantee future results.

Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Madison Funds | October 31, 2022

Management’s Discussion of Fund Performance (unaudited)

Period in Review

Over the past 12 months, investors had their world turned upside down. Coming off a three-year stretch where the total return (price plus dividends) of the S&P 500® index doubled, few envisioned a vicious bear market lurking around the corner. And while stocks experienced a peak-to-trough decline of over 25% during the period, it was no match for the pain felt by bondholders. Stocks are expected to go through periods of extreme volatility over a market cycle, but high-quality fixed income investors expect more stable, if not boring results. However, due to rapidly increasing inflation the Federal Reserve (the Fed) was forced to increase interest rates with a speed and magnitude not witnessed since the early 1980’s. The rapid rise in rates resulted in the benchmark Bloomberg US Aggregate Bond Index falling an eye-popping -15.7% over the period. Historical context is needed here, since 1975, and prior to 2022, the index had never experienced a 12 month decline of -10%, and only three times did the drawdown fall below -5%. In this upside-down period, the S&P 500 Index® held up a full percentage point better than bonds, falling -14.6%.

Underneath the surface there was a pronounced change in market leadership. US large cap growth stocks, which had been the dominant performers over the past five years, to the tune of +14% annualized over values stocks, became downside leaders as their elevated valuations came under heavy pressure from the outsized uptick in interest rates. Pulled down by heavy losses in Communication Services, Consumer Discretionary and Technology stocks, the Russell 1000 Growth Index fell -24.6%, whereas the Russell 1000 Value Index dropped only -7%, boosted by the meteoric rise of Energy stocks and positive return from Utilities.

Economic growth slowed throughout the period, and we witnessed two consecutive quarters of negative real GDP growth, traditionally the hallmark of a recession. However, the bulk of the decline could be attributed to the normalization of the economy after the serious distortions stemming from the pandemic. As supply chains normalized, it was apparent that too many goods were ordered, and inventories were overbuilt. The resulting destocking, along with reductions in government spending, provided large headwinds. Fortunately, the consumer remained resilient despite inflation constraining a growing portion of their budget. Consumption remained solid on the strength of the labor market, and the associated above average wage growth. The healthy labor market is complicating the Federal Reserve’s attempt to slow the economy to combat inflation. Asset markets spent the last several months rallying on hopes of a less aggressive Fed, only to fall again once it was clear that the Fed would need to stick to the plan. The path of markets from here will be dictated by whether a recession can be avoided.

Monetary policy works with long lags, and the Fed has raised interest rates by 3.0% in the past eight months, comparatively it took the Fed over three years to increase rates by just 2.25% the last market cycle. Housing has clearly been impacted by mortgage rates eclipsing 6% and will likely continue to provide a material drag on the economy. Given the Fed’s prior actions and the need to do more to squelch inflation, we fear a recession is quite likely in 2023. Although markets have already experienced substantial declines, equity prices don’t appear to be accounting for the sizeable earnings declines that a recession would bring. Up to this point the decline in stock prices has been nearly wholly accounted for by a decline in valuations. We expect volatility and turbulent markets to remain with us until inflation is brought fully under control and the Fed can relax policy. In this environment we believe it is critical to lean on high quality companies with durable business models and proven management teams.

On a brighter note, the extreme repricing within the fixed income markets has returned a great amount of yield and value to high quality bonds. Investors no longer need to push further out in maturity or down in credit quality to find a fair yield. It is possible that bond yields could continue to rise, although we believe we are at, or near, the peak in long-term rates. With a higher yield cushion now in tow, high quality bonds will likely generate a positive 12 month return from here.

2

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

Allocation Funds Summary

The Madison Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds invest primarily in shares of registered investment companies (the “Underlying Funds”). The funds are diversified among a number of asset classes and their allocation among Underlying Funds are based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis– historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

Madison Conservative Allocation Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

	% Return Without Sales Charge				% Return After Sales Charge
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	-15.00%	-1.42%	0.97%	3.00%	-19.90%	-3.35%	-0.22%	2.39%
Class B	-15.69%	-2.16%	0.20%	2.39%	-19.27%	-3.15%	-0.12%	2.39%
Class C	-15.67%	-2.15%	0.20%	2.23%	-16.47%	-2.15%	0.20%	2.23%
ICE Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	-15.96%	-3.89%	-0.56%	0.75%	NA	NA	NA	NA
Conservative Allocation Fund Custom Index	-16.62%	0.02%	2.27%	4.02%	NA	NA	NA	NA

The Madison Conservative Allocation Fund (Class A at NAV) returned -15.00% for the one-year period, outperforming the Conservative Allocation Custom Index return of -16.62%. The Funds underperformed its peers as measured by the Morningstar U.S. Allocation 15%-30% Equity category, which returned -12.77%.

With double digit drawdowns in all major asset classes, the past 12 months was an incredibly challenging period. While nearly all investors suffered, none felt the effects more acutely than those invested in bonds. Equity investors are accustomed to periods of high volatility and outsized price declines, as they say, it goes with the territory. Bondholders on the other hand, are not, and along with multi-asset investors, count on fixed income to provide safety and portfolio stability. However, due to rampant inflation not seen since the late 1970’s, and the Federal Reserve raising interest rates at breakneck speed, the benchmark Bloomberg US Aggregate Bond Index fell -15.7%, a full 1% worse than the S&P 500® Index’s -14.6% decline. Negative returns in the mid-teens for stocks and bonds left most investors with nowhere to hide outside of cash, commodities, and energy stocks. Fortunately, the portfolio entered the period overweight cash and commodities, which helped cushion the Fund’s downside. Additional shifts to lighten risk throughout the period, such as reducing international equity exposure in the spring, and raising cash again in late summer helped to mitigate losses.

Overall, the Fund outperformed its blended benchmark for the period, and while the absolute return was decisively negative, we were encouraged by the downside protection provided. Asset allocation positioning relative to benchmark was favorable, led by overweight allocations to cash and commodities. Within equities, the Fund benefited from a material underweight to international stocks and below market exposure to domestic growth stocks. The fund’s atypically large cash and floating rate US Treasury holdings provided a substantial benefit to the portfolio over the period. Performance was also aided by strong performance from our active core US stock and high-quality dividend holdings. The single largest performance detractor came from the fund’s long-term US Treasury position. Within equities, gold miners, technology and growth leaning holdings were a drag on performance.

Moving forward, we believe the dramatic repricing brought on by greatly increased yields has restored a tremendous amount of value to the bond market. Investors can once again earn a solid yield without taking undue risk. As such, we moved fixed income back to a neutral weight by the end of the period. That said, we continue to favor US Treasuries and mortgages over corporate bonds. Recession risk is elevated, and the economy is clearly slowing, underwritten by a Federal Reserve that wants to lower inflation. Yields on corporate bonds are not reflective of the heighted risk of recession. The same can be said for stocks, although they have rerated to better valuations, the risk of recession and material earnings declines are not in the price. To this point, the decline in riskier assets has been due to increases in interest rates, and we continue to guard against further downside brought on by an economic decline. High quality bonds should do well in this environment, and we have taken the opportunity to increase our positions. As for stocks, we intend to remain underweight via excess cash holdings until it’s clear that inflation is under control and the delayed effects of the Fed’s aggressive tightening campaign have worked their way through the economy.

3

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Alternative Funds	2.0%
Bond Funds	64.9%
Foreign Stock Funds	2.0%
Short-Term Investments	25.1%
Stock Funds	25.7%
Net Other Assets and Liabilities	(19.7)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Madison Core Bond Fund	26.5%
Schwab Intermediate-Term U.S. Treasury ETF	15.5%
Vanguard Short-Term Corporate Bond ETF	10.2%
Vanguard Information Technology ETF	5.5%
Distillate U.S. Fundamental Stability & Value ETF	5.4%
Madison Investors Fund	5.3%
Janus Henderson Mortgage-Backed Securities ETF	4.6%
Vanguard Extended Duration Treasury ETF	4.3%
iShares Treasury Floating Rate Bond ETF	3.7%
Schwab U.S. Dividend Equity ETF	2.7%

Madison Moderate Allocation Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

	% Return Without Sales Charge				% Return After Sales Charge
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	-14.88%	0.15%	2.12%	4.97%	-19.80%	-1.81%	0.92%	4.35%
Class B	-15.50%	-0.62%	1.34%	4.34%	-19.03%	-1.59%	1.04%	4.34%
Class C	-15.47%	-0.58%	1.36%	4.18%	-16.26%	-0.58%	1.36%	4.18%
S&P 500® Index	-14.61%	10.22%	10.44%	12.79%	NA	NA	NA	NA
Moderate Allocation Fund Custom Index	-17.44%	2.56%	4.10%	6.27%	NA	NA	NA	NA

The Madison Moderate Allocation Fund (Class A at NAV) returned -14.88% for the one-year period, outperforming its blended benchmark, the Moderate Allocation Custom Index, which returned -17.44%. The Fund underperformed its peers as measured by the Morningstar Allocation 50-70% Equity category, which returned -14.40%.

With double digit drawdowns in all major asset classes, the past 12 months was an incredibly challenging period. While nearly all investors suffered, none felt the effects more acutely than those invested in bonds. Equity investors are accustomed to periods of high volatility and outsized price declines, as they say, it goes with the territory. Bondholders on the other hand, are not, and along with multi-asset investors, count on fixed income to provide safety and portfolio stability. However, due to rampant inflation not seen since the late 1970’s, and the Federal Reserve raising interest rates at breakneck speed, the benchmark Bloomberg US Aggregate Bond Index fell -15.7%, a full 1% worse than the S&P 500® Index’s -14.6% decline. Negative returns in the mid-teens for stocks and bonds left most investors with nowhere to hide outside of cash, commodities, and energy stocks. Fortunately, the portfolio entered the period overweight cash and commodities, which helped cushion the fund’s downside. Additional shifts to lighten risk throughout the period, such as reducing international equity exposure in the spring, and raising cash again in late summer helped to mitigate losses.

Overall, the fund outperformed its blended benchmark for the period, and while the absolute return was decisively negative, we were encouraged by the downside protection provided. Asset allocation positioning relative to benchmark was favorable, led by overweight allocations to cash and commodities. Within equities, the fund benefited from a material underweight to international stocks and below market exposure to domestic growth stocks. The fund’s atypically large cash and floating rate US Treasury holdings provided a substantial benefit to the portfolio over the period. Performance was also aided by strong performance from our active core US stock and high-quality dividend holdings. The single largest performance detractor came from the fund’s long-term US Treasury position. Within equities, gold miners, technology and growth leaning holdings were a drag on performance.

Moving forward, we believe the dramatic repricing brought on by greatly increased yields has restored a tremendous amount of value to the bond market. Investors can once again earn a solid yield without taking undue risk. As such, we moved fixed income back to a neutral weight by the end of the period. That said, we continue to favor US Treasuries and mortgages over corporate bonds. Recession risk is elevated, and the economy is clearly slowing, underwritten by a Federal Reserve that wants to lower inflation. Yields on corporate bonds are not reflective of the heighted risk of recession. The same can be said for stocks, although they have rerated to better valuations, the risk of recession and material earnings declines are not in the price. To this point, the decline in riskier assets has been due to increases in interest rates, and we continue to guard against further downside brought on by an economic decline. High quality bonds should do well in this environment, and we have taken the opportunity to increase our positions. As for stocks, we intend to remain underweight via excess cash holdings until it’s clear that inflation is under control and the delayed effects of the Fed’s aggressive tightening campaign have worked their way through the economy.

4

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Alternative Funds	3.6%
Bond Funds	40.9%
Foreign Stock Funds	4.0%
Short-Term Investments	17.2%
Stock Funds	43.5%
Net Other Assets and Liabilities	(9.2)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Madison Core Bond Fund	16.2%
Vanguard Information Technology ETF	10.1%
Schwab Intermediate-Term U.S. Treasury ETF	9.9%
Madison Investors Fund	8.8%
Distillate U.S. Fundamental Stability & Value ETF	7.6%
Vanguard Short-Term Corporate Bond ETF	5.7%
Schwab U.S. Dividend Equity ETF	4.9%
Vanguard FTSE All World ex-U.S. ETF	4.0%
iShares Treasury Floating Rate Bond ETF	3.9%
Invesco Optimum Yield Diversified Commodity Strategy ETF	3.6%

Madison Aggressive Allocation Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	-15.22%	1.00%	2.72%	6.39%	-20.11%	-0.96%	1.51%	5.76%
Class B	-15.85%	0.26%	1.95%	5.76%	-19.31%	-0.70%	1.67%	5.76%
Class C	-15.84%	0.26%	1.95%	5.60%	-16.61%	0.26%	1.95%	5.60%
S&P 500® Index	-14.61%	10.22%	10.44%	12.79%	NA	NA	NA	NA
Aggressive Allocation Fund Custom Index	-18.18%	4.48%	5.45%	8.01%	NA	NA	NA	NA

The Madison Aggressive Allocation Fund (Class A at NAV) returned -15.22% for the one-year period, outperforming its blended benchmark, the Aggressive Allocation Fund Custom Index, which returned -18.18%. The Fund outperformed its peers as measured by the Morningstar Allocation: 70-85% Equity category, which returned -15.93%.

With double digit drawdowns in all major asset classes, the past 12 months was an incredibly challenging period. While nearly all investors suffered, none felt the effects more acutely than those invested in bonds. Equity investors are accustomed to periods of high volatility and outsized price declines, as they say, it goes with the territory. Bondholders on the other hand, are not, and along with multi-asset investors, count on fixed income to provide safety and portfolio stability. However, due to rampant inflation not seen since the late 1970’s, and the Federal Reserve raising interest rates at breakneck speed, the benchmark Bloomberg US Aggregate Bond Index fell -15.7%, a full 1% worse than the S&P 500® Index’s -14.6% decline. Negative returns in the mid-teens for stocks and bonds left most investors with nowhere to hide outside of cash, commodities, and energy stocks. Fortunately, the portfolio entered the period overweight cash and commodities, which helped cushion the fund’s downside. Additional shifts to lighten risk throughout the period, such as reducing international equity exposure in the spring, and raising cash again in late summer helped to mitigate losses.

Overall, the fund outperformed its blended benchmark for the period, and while the absolute return was decisively negative, we were encouraged by the downside protection provided. Asset allocation positioning relative to benchmark was favorable, led by overweight allocations to cash and commodities. Within equities, the fund benefited from a material underweight to international stocks and below market exposure to domestic growth stocks. The fund’s atypically large cash and floating rate US Treasury holdings provided a substantial benefit to the portfolio over the period. Performance was also aided by strong performance from our active core US stock and high-quality dividend holdings. The single largest performance detractor came from the fund’s long-term US Treasury position. Within equities, gold miners, technology and growth leaning holdings were a drag on performance.

Moving forward, we believe the dramatic repricing brought on by greatly increased yields has restored a tremendous amount of value to the bond market. Investors can once again earn a solid yield without taking undue risk. As such, we moved fixed income back to a neutral weight by the end of the period. That said, we continue to favor US Treasuries and mortgages over corporate bonds. Recession risk is elevated, and the economy is clearly slowing, underwritten by a Federal Reserve that wants to lower inflation. Yields on corporate bonds are not reflective of the heighted risk of recession. The same can be said for stocks, although they have rerated to better valuations, the risk of recession and material earnings declines are not in the price. To this point, the decline in riskier assets has been due to increases in interest rates, and we continue to guard against further downside brought on by an economic decline. High quality bonds should do well in this environment, and we have taken the opportunity to increase our positions. As for stocks, we intend to remain underweight via excess cash holdings until it’s clear that inflation is under control and the delayed effects of the Fed’s aggressive tightening campaign have worked their way through the economy.

5

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Alternative Funds	4.9%
Bond Funds	22.0%
Foreign Stock Funds	5.4%
Short-Term Investments	24.9%
Stock Funds	59.8%
Net Other Assets and Liabilities	(17.0)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Vanguard Information Technology ETF	14.0%
Madison Investors Fund	12.8%
Distillate U.S. Fundamental Stability & Value ETF	8.6%
Madison Core Bond Fund	8.4%
Schwab U.S. Dividend Equity ETF	6.9%
Vanguard FTSE All World ex-U.S. ETF	5.4%
iShares Core S&P Small-Cap ETF	5.2%
Invesco Optimum Yield Diversified Commodity Strategy ETF	4.8%
Schwab Intermediate-Term U.S. Treasury ETF	4.5%
iShares Core S&P U.S. Growth ETF	3.9%

Madison Tax-Free Virginia Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free Virginia Fund seeks to achieve its investment objectives by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	10 Years
Class Y	-10.01%	-2.39%	-0.26%	0.79%
ICE BofA ML 1-22 Yr Municipal Securities Index	-9.80%	-1.53%	0.61%	1.65%

The Madison Tax-Free Virginia Fund (Class Y) returned -10.01% for the one-year period, underperforming its benchmark, the ICE Bank of America Merrill Lynch 1-22 Year Municipal Securities Index, which returned -9.80%. The Fund outperformed its peers as measured by the Morningstar Municipal Single State Intermediate category, which returned -10.72% for the period.

The Fund’s relative performance is attributable to yield curve positioning, sector allocation and the overall credit profile of the individual holdings. Specific to maturity profile, the Fund’s underweight in the longer maturity range and overall shorter duration posture was accretive to performance as longer dated bonds experienced significant declining prices in response to a general increase in interest rates in 2022.

In addition, the municipal yield curve flattened significantly during the year in response to aggressive Federal Reserve rate hikes to the Federal Funds rate. Although the Fund’s yield curve positioning was not immune to experiencing price declines in all maturity tenors in response to the Fed’s actions, the overall shorter posture mitigated some of the negative performance. Higher quality bonds outperformed lower quality due to the uncertainty of the direction of the overall economy as the Fed fights decades high inflation. The Fund benefited from its higher credit quality profile and an overweighting in Pre-refunded and Escrowed to Maturity securities. The main detractor to performance in the Fund was a higher-than-benchmark weighting in lower coupon bonds which fell below par in response to much higher interest rates and, as a result, become subject to the De Minimis Tax Rule. Finally, the state-specific nature of the Virginia Fund lends itself to higher quality bonds and lower yields versus a national benchmark.

The municipal bond market experienced the most negative returns during the 12-month period in over four decades in response to a dramatic rise in interest rates during 2022. It is important to note that all major fixed income markets posted large negative total returns during the year. The municipal market outperformed broad-based Treasury and corporate bond indices despite record outflows in the municipal mutual fund space. Retail investors dominated the municipal bond market and responded to consistently negative returns by withdrawing funds which resulted in large bid lists exacerbating price declines.

Credit quality in the municipal bond market continued to trend in a positive direction as tax receipts increased in many states and the lag effects of Federal stimulus money from various pandemic-related packages bolstered reserves. However, with many economists predicting a slowing economy, if not outright recession in 2023, credit spreads may begin to widen in the more volatile sectors of the municipal market. We are also cognizant of the fact that a divided congress will make tax increases more difficult which may temper demand for municipal bonds as many participants in the market expected increased marginal tax rates.

The outlook for the municipal bond market seems to be trending in a positive direction. First, we believe that most of the pain from rising interest rates have been priced into the market. Yes, there will be volatility but the combination of a slowing economy and the Federal Reserve reaching its terminal rate sometime in 2023 should bring an element of stability to the rates market. Secondly, municipal bonds are attractive from a ratio standpoint versus Treasury bonds which often leads to increased demand for tax-free bonds. Thirdly, municipal bonds have a history of outperforming corporate bonds in a slowing or recessionary economy due to more stable credit trends.

6

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

In general, we believe it is prudent to be conservatively positioned until we see interest rates stabilize but we will look to add duration to the Fund at the appropriate time to take advantage of the increased yields available in the market. Credit quality will remain conservative as we head into a period of expected slower economic growth. We will also consider adding to our revenue bond exposure to gain additional yield as compared to general obligation bonds without sacrificing credit quality.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Airport	5.4%
Development	4.0%
Education	9.5%
Facilities	9.4%
General Obligation	39.7%
Medical	4.2%
Multifamily Housing	1.0%
Power	4.5%
Transportation	9.5%
Utilities	1.7%
Water	8.8%
Net Other Assets and Liabilities	2.3%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Northern Virginia Transportation Authority, 5.0%, 6/1/30	4.5%
Arlington County, 5.0%, 8/15/30	3.6%
James City County Economic Development Authority, 5.0%, 6/15/30	3.1%
Commonwealth of Virginia, 5.0%, 6/1/23	2.8%
Virginia College Building Authority, 5.0%, 2/1/23	2.8%
Norfolk, 5.0%, 8/1/47	2.8%
Metropolitan Washington Airports Authority Aviation Revenue, 5.0%, 10/1/43	2.8%
Hampton Roads Transportation Accountability Commission, 5.0%, 7/1/42	2.7%
Norfolk Economic Development Authority, 5.0%, 11/1/36	2.7%
Hampton Roads Sanitation District, 5.0%, 10/1/35	2.5%

Madison Tax-Free National Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free National Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years. The primary difference between this Fund and the Madison Tax-Free Virginia Fund is that the Madison Tax-Free Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while this Fund will invest in bonds that are exempt from federal income tax.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	10 Years
Class Y	-8.98%	-1.77%	0.19%	1.16%
ICE BofA ML 1-22 Yr Municipal Securities Index	-9.80%	-1.53%	0.61%	1.65%

The Madison Tax-Free National Fund (Class Y) returned -8.98% for the one-year period, outperforming its benchmark, the ICE Bank of America Merrill Lynch 1-22 Year Municipal Securities Index, which returned -9.80%. The Fund outperformed its peers as measured by the Morningstar Municipal National Intermediate category, which returned -11.21%.

The Fund’s relative performance is attributable to yield curve positioning, sector allocation and the overall credit profile of the individual holdings. Specific to maturity profile, the Fund’s underweight in the longer maturity range and overall shorter duration posture was accretive to performance as longer dated bonds experienced significant declining prices in response to a general increase in interest rates in 2022. In addition, the municipal yield curve flattened significantly during the year in response to aggressive Federal Reserve rate hikes to the Federal Funds rate. Although the Fund’s yield curve positioning was not immune to experiencing price declines in all maturity tenors in response to the Fed’s actions, the overall shorter posture mitigated some of the negative performance. Higher quality bonds outperformed lower quality due to the uncertainty of the direction of the overall economy as the Fed fights decades-high inflation. The Fund benefited from its higher credit quality profile as evidenced by a significant underweight in BBB-rated bonds. The main detractor to performance was a yield disadvantage which was expected due to conservative credit quality and shorter duration curve positioning.

The municipal bond market experienced the most negative returns during the 12-month period in over four decades in response to a dramatic rise in interest rates during 2022. It is important to note that all major fixed income markets posted large negative total returns during the year. The municipal market outperformed broad-based Treasury and corporate bond indices despite record outflows in the municipal mutual fund space. Retail investors dominated the municipal bond market and responded to consistently negative returns by withdrawing funds which resulted in large bid lists exacerbating price declines.

Credit quality in the municipal bond market continued to trend in a positive direction as tax receipts increased in many states and the lag effects of Federal stimulus money from various pandemic-related packages bolstered reserves. However, with many economists predicting a slowing economy, if not outright recession in 2023, credit spreads may begin to widen in the more volatile sectors of the municipal market. We are also cognizant of the fact that a divided congress will make tax increases more difficult which may temper demand for municipal bonds as many participants in the market expected increased marginal tax rates.

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

The outlook for the municipal bond market seems to be trending in a positive direction. First, we believe that most of the pain from rising interest rates have been priced into the market. Yes, there will be volatility but the combination of a slowing economy and the Federal Reserve reaching its terminal rate sometime in 2023 should bring an element of stability to the rates market. Secondly, municipal bonds are attractive from a ratio standpoint versus Treasury bonds which often leads to increased demand for tax-free bonds. Thirdly, municipal bonds have a history of outperforming corporate bonds in a slowing or recessionary economy due to more stable credit trends.

In general, we believe it is prudent to be conservatively positioned until we see interest rates stabilize but we will look to add duration to the Fund at the appropriate time to take advantage of the increased yields available in the market. Credit quality will remain conservative as we head into a period of expected slower economic growth. We will also consider adding to our revenue bond exposure to gain additional yield as compared to general obligation bonds without sacrificing credit quality.

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Alabama	6.9%
Arkansas	1.0%
California	0.7%
Colorado	3.7%
Florida	2.1%
Georgia	2.4%
Hawaii	2.6%
Idaho	2.9%
Illinois	8.6%
Indiana	6.2%
Kansas	4.2%
Kentucky	2.6%
Michigan	1.5%
Mississippi	2.8%
Missouri	2.4%
Montana	1.7%
New Jersey	6.5%
New Mexico	1.1%
New York	4.1%
Ohio	2.9%
Oklahoma	3.9%
Pennsylvania	3.6%
Tennessee	0.7%
Texas	6.8%
Utah	3.2%
Virginia	5.6%
Washington	1.2%
West Virginia	2.7%
Wisconsin	4.0%
Net Other Assets and Liabilities	1.4%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Mobile County, 5.0%, 2/1/39	3.6%
Cook County School District No. 111 Burbank, 5.0%, 12/1/35	3.3%
Austin, 5.0%, 9/1/26	3.3%
Wichita, 5.0%, 12/1/24	3.0%
Vanderburgh County Redevelopment District, Tax Allocation, 5.0%, 2/1/26	3.0%
Cleveland-Cuyahoga County Port Authority, 5.0%, 7/1/24	2.9%
Idaho Health Facilities Authority, 5.0%, 3/1/34	2.9%
Medical Center Educational Building Corp., 5.0%, 6/1/30	2.8%
West Virginia Economic Development Authority, 5.0%, 7/1/37	2.7%
Du Page County School District No. 45, 4.0%, 1/1/26	2.6%

Madison High Quality Bond Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Quality Bond Fund seeks to achieve its investment objective through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s management will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

	% Return Without Sales Charge
					Since
					Inception
	1 Year	3 Years	5 Years	10 Years	02/28/2022
Class Y	-8.88%	-2.15%	-0.27%	0.23%	-
Class I	-	-	-	-	-6.44%
Bloomberg US Intermediate Gov’t Credit A+ Bond Index	-9.52%	-1.91%	0.21%	0.76%	-7.74%

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

The Madison High Quality Bond Fund (Class Y) returned -8.88% for the one-year period, outperforming its benchmark, the Bloomberg U.S. Intermediate Government/Credit A+ Bond Index, which returned -9.52%. The Fund underperformed its peers as measured by the Morningstar Short-Term Bond category, which returned -6.81%.

The last 12 months have been among the most volatile periods in the history of financial markets. The Federal Reserve (Fed) continues to aggressively combat the most significant surge in inflation measures since the early 1980’s. Across financial markets volatility remained elevated as investors anticipated the impact of a severe and longer lasting monetary tightening. While we are beginning to see the effects of tighter monetary conditions it is likely too early to expect changes in the Fed in the near term. As such, we expect continued tightening, higher yields, increased volatility, and challenging markets in the months ahead.

After shifting to a more aggressive pace of tightening in the first half of the year the Fed remained resolute to normalize monetary policy combating stubborn price pressures across the economy. Headline inflation and long-term expectations, while still elevated, are showing initial signs that higher rates are having the desired impact. Meanwhile, employment data suggests the labor market is strong and not negatively impacted by monetary policy, yet. The strong labor market is allowing the Fed to remain restrictive without worrying about a slowing economy. However, as rates continue to head higher the likelihood of a more dramatic downturn in growth and labor markets will increase, especially if price pressures resist increasingly restrictive monetary policy.

Current market expectations have the terminal Fed Funds Rate at around 4.50% by mid-2023, with rate cuts starting in late-2023. This market pricing stands in sharp contrast to the Fed’s dot plot which suggests higher rates over a longer time frame. The median rate at the end of 2023 is projected to be 4.625% and declining to 3.875% in 2024. This difference in forward expectations should continue to inject heightened volatility as additional economic data impacts expected Fed policy. The risk that the Fed may have to reverse course, or pivot, to avoid a recession will become a common refrain among market participants in the coming months. We choose to watch the fundamental data for clues as we try to gauge the path for Fed policy going forward.

The first ten months of 2022 have been difficult for all investors. The speed and magnitude of this year’s move in yields compares with some of the worst periods in over 40 years. However, along with the volatility and negative price action come some opportunities that raise the prospects for better future returns. The upward move in rates has restored yield to fixed income investors after a prolonged period of lower-than-average Treasury yields. Alongside this rise in Treasury yields, valuations in credit markets brought about by widening spreads has brought corporate bond valuations back to more reasonable levels. With these more reasonable valuations we view present market conditions as providing more opportunities than we have seen in several years. While we have begun to take advantage of improved valuations as yields have risen, we view the coming months as likely to present even more opportunities.

Conservative duration positioning was additive to returns and to performance over the course of the period as interest rates moved sharply higher in response to the Fed’s aggressive tightening campaign in the face of sharply rising inflation measures. Sector/quality was detractive to performance during the period as credit spreads moved wider anticipating potentially slower economic growth in future periods. Portfolio yield/income proved to be slightly additive to performance as higher yields contributed positively to performance. The meaningful flattening in the yield curve detracted from performance as yields on shorter maturities rose more than yields on longer maturities. Security selection contributed to portfolio returns over the period as risk premiums on high quality names widened less than lower quality issues and the portfolio continued to be overweighted in high quality issues.

Higher market yields have allowed the strategy to increase relative duration and add meaningful yield reflecting overall market yields. We will continue adding positions further out the curve should yields continue to rise. Recent corporate spread widening has confirmed our selective view on risk securities, and we are watching for opportunities to add to credit holdings at more attractive valuations. We continue to hold benchmark Agency issues in the portfolio although we have stepped back on new purchases as valuations remain near recent highs.

The past 12 months has, once again, reinforced the need for diversification and rewarded those who have maintained exposure to high quality fixed income within their overall portfolio. With the prospect of meaningful yield returning to fixed income assets we are optimistic about the future prospects for investors.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Communication Services	2.5%
Consumer Discretionary	3.4%
Consumer Staples	5.3%
Fannie Mae	8.5%
Financials	19.1%
Freddie Mac	6.1%
Health Care	1.5%
Industrials	1.1%
Information Technology	4.2%
Short-Term Investments	5.4%
U.S. Treasury Notes	47.4%
Utilities	0.6%
Net Other Assets and Liabilities	(5.1)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Federal Home Loan Mortgage Corp., 0.375%, 4/20/23	3.2%
U.S. Treasury Notes, 2.125%, 5/15/25	3.1%
Federal National Mortgage Association, 2.125%, 4/24/26	3.0%
U.S. Treasury Notes, 2.250%, 11/15/27	3.0%
Federal Home Loan Mortgage Corp., 0.375%, 7/21/25	2.9%
U.S. Treasury Notes, 0.375%, 1/31/26	2.9%
Federal National Mortgage Association, 0.750%, 10/8/27	2.8%
U.S. Treasury Notes, 1.875%, 2/28/29	2.8%
U.S. Treasury Notes, 0.625%, 3/31/27	2.8%
U.S. Treasury Notes, 1.250%, 8/31/24	2.8%

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

Core Bond Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Madison Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85- 115% of the market benchmark duration. The Fund strives to add incremental return in the portfolio by making strategic decisions related to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed, and commercial mortgage-backed securities.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

	% Return Without Sales Charge						% Return After Sales Charge
					Since	Since
					Inception	Inception
	1 Year	3 Years	5 Years	10 Years	2/26/2021	2/26/2022	1 Year	3 Years	5 Years	10 Years
Class A	-15.47%	-3.22%	-0.49%	0.51%	-	-	-19.26%	-4.69%	-1.40%	0.05%
Class B	-16.18%	-4.00%	-1.25%	-0.10%	-	-	-19.90%	-5.08%	-1.61%	-0.10%
Class Y	-15.25%	-2.94%	-0.19%	0.78%	-	-	-	-	-	-
Class I	-15.20%	-	-	-	-8.88%	-	-	-	-	-
Class R6	-	-	-	-	-	-12.22%	-	-	-	-
Bloomberg US Aggregate Bond Index	-15.68%	-3.77%	-0.54%	0.74%	-9.41%	-12.89%	NA	NA	NA	NA

The Madison Core Bond Fund (Class Y) returned -15.25% for the one-year period, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index®, which returned -15.68%. The Fund outperformed its peers as measured by the Morningstar Intermediate Core Bond category, which returned -15.94%.

The primary drivers of fund performance versus the benchmark were an underweight to agency mortgage-backed securities and a more conservative duration position throughout the year. Performance was also positively impacted by the yield advantage over the benchmark which averaged 15 basis points (bps) during the last year. The yield advantage has fallen over the past quarter given the yield curve inversion.

The fund greatly reduced its participation in the new issue corporate bond market during the last year. New issue concessions had fallen significantly, and deal performance was underwhelming for most of the year. During the last twelve months, the fund actively reduced its overall exposure to corporates and shifted into agency mortgagebacked securities. Finally, the fund reduced its high yield allocation during the year as fears of an economic slowdown in 2023 began to surface.

Looking at the securitized sector, the fund owned fewer low coupon agency mortgage-backed securities which benefited performance. Mortgages underperformed other sectors as the Federal Reserve’s (Fed) quantitative tightening program started and increased loan growth by banks reduced the largest buyers of mortgages. Higher interest rate volatility due to a series of interest rate hikes by the Fed also pressured mortgage spreads. The fund reduced its overweight to asset-backed securities due to concerns about consumer balance sheets and collateral values.

Finally, fund performance was helped by having an overall lower duration over the prior year, ranging from 90 to 93% versus the benchmark. Since October 2021, the two-year, ten-year, and thirty-year Treasury yields increased 3.99%, 2.50% and 2.23% respectively. The fund’s slightly long Treasury duration was offset by a lower duration within mortgage-backed securities.

In the coming year, the fund will continue to reduce exposure in corporate bonds given the worsening fundamental outlook. The fund also will look to shift some of its corporate exposure into financials versus industrials given better relative valuations.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Asset Backed Securities	5.2%
Collateralized Mortgage Obligations	5.7%
Commercial Mortgage-Backed Securities	2.5%
Corporate Notes and Bonds	26.4%
Foreign Corporate Bonds	2.2%
Mortgage Backed Securities	15.8%
Short-Term Investments	2.1%
U.S. Government and Agency Obligations	34.2%
Net Other Assets and Liabilities	5.9%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
U.S. Treasury Notes, 2.250%, 11/15/25	3.5%
U.S. Treasury Notes, 2.375%, 5/15/27	3.1%
U.S. Treasury Notes, 2.250%, 12/31/24	3.0%
U.S. Treasury Notes, 2.625%, 2/15/29	3.0%
U.S. Treasury Notes, 0.375%, 1/31/26	2.7%
U.S. Treasury Notes, 1.375%, 11/15/31	2.7%
U.S. Treasury Notes, 1.500%, 8/15/26	2.5%
U.S. Treasury Notes, 0.625%, 8/15/30	1.9%
U.S. Treasury Notes, 2.875%, 5/15/28	1.8%
U.S. Treasury Notes, 2.750%, 2/15/24	1.8%

Diversified Income Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock, and cash components will vary, reflecting the portfolio managers’ judgments of the relative

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds may constitute up to 80% of the Fund’s assets, stocks will constitute up to 70% of the Fund’s assets, real estate securities will constitute up to 25% of the Fund’s assets, foreign stocks and bonds will constitute up to 25% of the Fund’s assets and money market instruments may constitute up to 25% of the Fund’s assets. Although the Fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

	% Return Without Sales Charge				% Return After Sales Charge
	1	3	5	10	1	3	5	10
	Year	Years	Years	Years	Year	Years	Years	Years
Class A	-7.92%	4.32%	5.95%	6.96%	-13.19%	2.28%	4.71%	6.32%
Class B	-8.62%	3.55%	5.15%	6.32%	-12.31%	2.53%	4.84%	6.32%
Class C	-8.62%	3.57%	5.17%	6.17%	-9.44%	3.57%	5.17%	6.17%
Custom Blended Index (50% Fixed 50% Equity)	-14.95%	3.38%	5.20%	6.88%	NA	NA	NA	NA
ICE BofA US Corp. Govt. & Mtg. Index	-15.96%	-3.89%	-0.56%	0.75%	NA	NA	NA	NA
S&P 500® Index	-14.61%	10.22%	10.44%	12.79%	NA	NA	NA	NA

The Madison Diversified Income Fund (Class A at NAV) returned -7.92% for the one-year period, outperforming its blended benchmark index (50% ICE Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500® Index) which returned -14.95%. The Fund outperformed its peers as measured by the Morningstar Moderate Allocation category, which returned -14.40%.

Equity Allocation

The equity portion of the Madison Diversified Income Fund returned -3.16% for the one-year period ending October 31, 2022, which outperformed the S&P 500® return of -14.6 1%. Relative to the index, sector allocation and stock selection were additive to results. For sector allocation, an overweight position in Energy and an underweight position in Communication Services positively impacted performance. In terms of stock selection, there were positive results in Consumer Discretionary, Health Care, Consumer Staples, Technology, Communication Services, Industrials, and Financials, which was partially offset by weakness in Energy, Utilities and Materials. Within Energy, oil and gas exploration and production firm EOG Resources (EOG) was the most additive stock in the portfolio. In Health Care, pharmaceutical manufacturer Bristol Myers-Squibb (BMY) contributed nicely to results. Within Consumer Staples, agricultural processor Archer-Daniels-Midland (ADM) was an outperforming stock. Other notable outperforming stocks were insurance companies Travelers (TRV) and Aflac (AFL). In general, these stocks had improving underlying fundamentals that benefited their businesses. On the negative side, in Materials, gold producer Newmont (NEM) was the most detractive stock in the portfolio. In Communication Services, media conglomerate Comcast (CMCSA) negatively impacted performance. Within Financials, asset management firm BlackRock (BLK) and asset custodian firm Northern Trust (NTRS) were underperforming stocks. Another notable underperforming stock was medical device manufacturer Medtronic (MDT). In general, these stocks had weak earnings results and deterioration in their businesses. The fund continues to hold all stocks mentioned above.

Fixed Allocation

During the fiscal year ended October 31, 2022 the fixed income portion of the Madison Diversified Income Fund (Class Y) underperformed by 1 basis point, returning -15.74% versus the Bloomberg U.S. Aggregate Index’s return of -15.73%. The largest detractor to returns over the period was the funds overweight to credit holdings as risk premiums increased in anticipation of the Fed’s efforts to combat inflation. The largest contributor to portfolio performance during the period was the portfolio’s yield advantage which resulted from the portfolios overweight to credit holdings and increased weighting in mortgage-backed issues. The last 12 months have been among the most volatile periods in the history of financial markets. The Federal Reserve (Fed) continues to aggressively combat the most significant surge in inflation measures since the early 1980’s. Across financial markets volatility remained elevated as investors anticipated the impact of a severe and longer lasting monetary tightening. While we are beginning to see the effects of tighter monetary conditions it is likely too early to expect changes in the Fed in the near term. As such, we expect continued tightening, higher yields, increased volatility, and challenging markets in the months ahead.

After shifting to a more aggressive pace of tightening in the first half of the year the Fed remained resolute to normalize monetary policy combating stubborn price pressures across the economy. Headline inflation and long-term expectations, while still elevated, are showing initial signs that higher rates are having the desired impact. Meanwhile, employment data suggests the labor market is strong and not negatively impacted by monetary policy, yet. The strong labor market is allowing the Fed to remain restrictive without worrying about a slowing economy. However, as rates continue to head higher the likelihood of a more dramatic downturn in growth and labor markets will increase, especially if price pressures resist increasingly restrictive monetary policy.

Current market expectations have the terminal Fed Funds Rate at around 4.50% by mid-2023, with rate cuts starting in late-2023. This market pricing stands in sharp contrast to the Fed’s dot plot which suggests higher rates over a longer time frame. The median rate at the end of 2023 is projected to be 4.625% and declining to 3.875% in 2024. This difference in forward expectations should continue to inject heightened volatility as additional economic data impacts expected Fed policy. The risk that the Fed may have to reverse course, or pivot, to avoid a recession will become a common refrain among market participants in the coming months. We choose to watch the fundamental data for clues as we try to gauge the path for Fed policy going forward.

The first nine months of 2022 have been difficult for all investors. The speed and magnitude of this year’s move in yields compares with some of the worst periods in over 40 years. However, along with the volatility and negative price action come some opportunities that raise the prospects for better future returns. The upward move in rates has

11

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

restored yield to fixed income investors after a prolonged period of lower-than-average Treasury yields. Alongside this rise in Treasury yields, valuations in credit markets brought about by widening spreads has brought corporate bond valuations back to more reasonable levels. With these more reasonable valuations we view present market conditions as providing more opportunities than we have seen in several years. While we have begun to take advantage of improved valuations as yields have risen, we view the coming months as likely to present even more opportunities.

Corporate spreads remained volatile as the period ended. Year-to-date, investment grade corporate bond spreads are wider by 67 bps underperforming Treasuries by -3.57%. The lower overall duration of high yield bonds has helped the relative performance versus the long durations in the investment grade index. The Fed has been transparent with its goal to cool demand through interest rate increases. A slowing economy should worsen corporate fundamentals over the coming quarters and is the biggest hinderance to tighter spreads going forward.

Mortgage-backed securities continued to underperform as the period ended. Quantitative tightening, reduced bank purchases and tight relative spreads are all contributors to mortgage underperformance. The marginal buyers of the asset class are money managers and until recently, the valuations had not been attractive enough. Currently, valuations are at levels not seen since before the financial crisis of 2008. With the recent stability in corporate bonds spreads, the relative value case for mortgage-backed securities has improved and makes adding to the asset class a possibility.

The Fund will continue its conservative duration positioning until market valuations better reflect the prospect of a higher-than-expected terminal Fed Fund rate or we have better visibility on economic fundamentals. For now, higher market yields have allowed the strategy to increase relative duration and add meaningful portfolio yield reflecting overall market yields. We will continue adding positions further out the curve as valuations improve. Recent corporate spread widening has confirmed our selective view on risk securities, and we are watching for opportunities to add to credit holdings at more attractive valuations. Additionally, we continue to add to selectively add to mortgage holdings as their valuations become more attractive.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Asset Backed Securities	1.0%
Collateralized Mortgage Obligations	1.4%
Commercial Mortgage-Backed Securities	0.8%
Common Stocks	69.3%
Corporate Notes and Bonds	8.4%
Foreign Corporate Bonds	0.6%
Long Term Municipal Bonds	0.3%
Mortgage Backed Securities	5.3%
Short-Term Investments	2.0%
U.S. Government and Agency Obligations	11.0%
Net Other Assets and Liabilities	(0.1)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Travelers Cos., Inc.	2.9%
Johnson & Johnson	2.7%
Bristol-Myers Squibb Co.	2.4%
CVS Health Corp.	2.4%
Home Depot, Inc.	2.4%
Dominion Energy, Inc.	2.3%
EOG Resources, Inc.	2.3%
Archer-Daniels-Midland Co.	2.2%
PACCAR, Inc.	2.2%
Chevron Corp.	2.1%

Madison Covered Call & Equity Income Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Covered Call & Equity Income Fund invests, under normal market conditions, primarily in common stocks of large- and mid-capitalization companies that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the Fund’s assets among stocks in sectors of the economy based upon their views on forward earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The extent of option writing activity will depend upon market conditions and the portfolio managers’ ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the Fund by providing downside protection.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

	% Return Without Sales Charge					% Return After Sales Charge
					Since
	1	3	5	10	Inception	1	3	5	10
	Year	Years	Years	Years	02/28/2022	Year	Years	Years	Years
Class A	2.50%	12.93%	8.72%	7.44%	-	-3.43%	10.71%	7.44%	6.80%
Class C	1.92%	12.15%	7.95%	6.65%	-	0.97%	12.15%	7.95%	6.65%
Class Y	2.78%	13.21%	8.98%	7.70%	-	-	-	-	-
Class R6	2.89%	13.36%	9.13%	7.85%	-	-	-	-	-
Class I	-	-	-	-	2.22%	-	-	-	-
S&P 500® Index	-14.61%	10.22%	10.44%	12.79%	-10.53%	NA	NA	NA	NA
CBOE S&P 500 BuyWrite Index	-9.97%	1.80%	3.04%	5.46%	-9.05%	NA	NA	NA	NA

Madison Covered Call & Equity Fund (Class Y) returned 2.78% for the one-year period, outperforming both of its benchmarks, S&P 500® return of -14.61% and CBOE S&P 500 BuyWrite Index of -9.97%. The Fund outperformed its peers as measured by the Morningstar Derivative Income category, which returned -9.64%.

12

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

The last 2 months of calendar 2021 turned out to be the final lunge higher by equity markets that had been fueled by an unprecedented stream of fiscal and monetary stimulus prompted by the Covid crisis. The resulting inflationary impact of easy money and supply chain issues began tipping the market sentiment lower as we entered 2022. In addition, energy related commodities which had already moved significantly above pre-Covid levels were pushed even higher as geo-political risk was elevated due to Russia’s invasion of Ukraine. These pressures along with rising interest rates, tipped the equity market into a significant downward trend throughout the rest of the year. The S&P 500® dropped -14.61% during the period while the CBOE S&P Buywrite Index (BXM) declined -9.97%. The Madison Covered Call & Equity Income Fund performed exceptionally well in this difficult investment environment, rising 2.78% for Class Y shares.

As one would expect in a falling market, defensive sectors were among the better relative performers. Consumer Staples, Utilities and Health Care sectors had slightly positive returns over the period but it was the Energy sector that was the runaway leader rising more than 64%. In prior years, leadership was clearly entrenched in mega-cap growth companies but that reversed in the 2022 downturns with many of these companies posting severely negative returns. The Fund has been over-exposed to the Energy sector and under-exposed to mega-cap growth for the past 2 years and, as such, benefitted greatly from this leadership rotation.

Given concerns over excessive valuations in the market run-up in 2021, the Fund entered the new year very defensively positioned via call writing and cash holdings. Even as the market was in decline, the Fund remained significantly covered with call options which were benefitting from higher option premiums due to the market’s elevated volatility. From an attribution perspective relative to the S&P 500®, stock selection and sector allocation during the period were both very positive contributors to the Fund’s outperformance. The call option overlay and higher cash levels were also very additive to overall returns. From an income generation perspective, the Fund has continued to generate a very attractive yield which has fallen within our expected range.

The defensive nature of Covered Call writing as a strategy, and our conservative approach to actively managing the strategy, combined to protect exceptionally well in a down market. Even as yields have increased in other areas, the Fund continues to offer an attractive yield alternative to investors. Although the market has declined significantly in 2022, we believe that we will continue to experience a challenging environment as the economy digests a much tighter monetary and fiscal environment over the coming year. A recession is likely at some point in 2023 and we are already seeing signs of a retreating housing market, higher layoff announcements and a general slowing of economic activity. Corporate earnings expectations remain too high in our estimation and a further reduction in expectations is very likely. This should put a limit on how much the market can rebound until we get signs that the Federal Reserve will end its tightening process.

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 10/31/22
Communication Services	6.3%
Consumer Discretionary	9.0%
Energy	8.3%
Exchange Traded Funds	0.6%
Financials	6.2%
Health Care	9.5%
Industrials	6.1%
Information Technology	14.9%
Materials	6.0%
Short-Term Investments	27.7%
Real Estate	1.2%
Utilities	4.2%

TOP TEN EQUITY HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
T-Mobile U.S., Inc.	3.0%
Honeywell International, Inc.	3.0%
Baker Hughes Co.	2.9%
Las Vegas Sands Corp.	2.8%
AES Corp.	2.8%
Fiserv, Inc.	2.7%
Gilead Sciences, Inc.	2.6%
TJX Cos., Inc.	2.6%
APA Corp.	2.5%
Adobe, Inc.	2.5%

Dividend Income Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Dividend Income Fund invests in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in dividend paying equity securities. The Fund typically owns 30-60 securities which generally have a dividend yield of at least the S&P 500® Index’s average yield, a strong balance sheet, a dividend that has been maintained and likely to increase and trades at a high relative dividend yield due to issues viewed by the adviser as temporary, among other characteristics.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

		% Return Without Sales Charge						% Return After Sales Charge
					Since	Since	Since					Since
	1	3	5	10	Inception	Inception	Inception	1	3	5	10	Inception
	Year	Years	Years	Years	05/29/2020	08/31/2020	02/28/2022	Year	Years	Years	Years	05/29/2020
Class A	-4.23%	-	-	-	12.39%	-	-	-9.73%	-	-	-	9.67%
Class Y	-3.98%	7.92%	9.28%	11.16%	-	-	-	-	-	-	-	-
Class I	-3.88%	-	-	-	-	10.13%	-	-	-	-	-	-
Class R6	-	-	-	-	-	-	-4.25%	-	-	-	-	-
S&P 500® Index	-14.61%	10.22%	10.44%	12.79%	12.16%	6.35%	-10.53%	NA	NA	NA	NA	NA
Russell 1000® Value Index	-7.00%	7.31%	7.21%	10.30%	14.39%	12.35%	-6.07%	NA	NA	NA	NA	NA
Lipper Equity Income Funds Index	-4.47%	8.14%	8.05%	10.18%	13.70%	11.33%	-4.63%	NA	NA	NA	NA	NA

The Madison Dividend Income Fund (Class Y) returned -3.98% for the one-year period, outperforming its benchmark, the S&P 500® Index, which returned -14.61% and the Lipper Equity Income Funds Index, which returned -4.47%. The Fund outperformed its peers as measured by the Morningstar U.S. Large Cap Value category, which returned -4.60%.

13

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

Relative to the index, sector allocation and stock selection were additive to results. For sector allocation, an overweight position in Energy and an underweight position in Communication Services positively impacted performance. In terms of stock selection, there were positive results in Consumer Discretionary, Health Care, Consumer Staples, Technology, Communication Services, Industrials, and Financials, which was partially offset by weakness in Energy, Utilities and Materials. Within Energy, oil and gas exploration and production firm EOG Resources (EOG) was the most additive stock in the portfolio. In Health Care, pharmaceutical manufacturer Bristol Myers-Squibb (BMY) contributed nicely to results. Within Consumer Staples, agricultural processor Archer-Daniels-Midland (ADM) was an outperforming stock. Other notable outperforming stocks were insurance companies Travelers (TRV) and Aflac (AFL). In general, these stocks had improving underlying fundamentals that benefited their businesses. On the negative side, in Materials, gold producer Newmont (NEM) was the most detractive stock in the portfolio. In Communication Services, media conglomerate Comcast (CMCSA) negatively impacted performance. Within Financials, asset management firm BlackRock (BLK) and asset custodian firm Northern Trust (NTRS) were underperforming stocks. Another notable underperforming stock was medical device manufacturer Medtronic (MDT). In general, these stocks had weak earnings results and deterioration in their businesses. The fund continues to hold all stocks mentioned above.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Communication Services	2.5%
Consumer Discretionary	8.7%
Consumer Staples	8.2%
Energy	11.6%
Financials	19.1%
Health Care	15.8%
Industrials	14.0%
Information Technology	9.3%
Materials	4.0%
Real Estate	2.1%
Short-Term Investments	2.7%
Utilities	3.3%
Net Other Assets and Liabilities	(1.3)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Travelers Cos., Inc.	4.1%
Johnson & Johnson	3.8%
Bristol-Myers Squibb Co.	3.4%
CVS Health Corp.	3.4%
Home Depot, Inc.	3.3%
Dominion Energy, Inc.	3.3%
EOG Resources, Inc.	3.2%
Archer-Daniels-Midland Co.	3.1%
PACCAR, Inc.	3.1%
Chevron Corp.	3.0%

Investors Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Investors Fund invests primarily in the common stocks of established, high-quality growth companies selected via bottom-up fundamental analysis. The Fund typically owns 25-40 securities which have demonstrated stable revenue and earnings growth patterns, have high profitability metrics, and have maintained proportionately low levels of debt. A rigorous analytical process is followed when evaluating companies. The business model, the management team and the valuation of each potential investment are considered. Management strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. Management corroborates this valuation work with additional valuation methodologies. The Fund typically sells a stock when the valuation target the portfolio managers have set for the stock has been exceeded, the fundamental business prospects for the company have materially changed, or the portfolio managers find a more attractive alternative.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

	% Return Without Sales Charge							% Return After Sales Charge
					Since	Since					Since
	1	3	5	10	Inception	Inception	1	3	5	10	Inception
	Year	Years	Years	Years	09/23/2013	08/31/2020	Year	Years	Years	Years	09/23/2013
Class A	-11.33%	7.47%	9.77%	-	10.77%	-	-16.42%	5.37%	8.48%	-	10.05%
Class Y	-11.13%	7.75%	10.05%	12.20%	-	-	-	-	-	-	-
Class I	-11.03%	-	-	-	-	6.65%	-	-	-	-	-
Class R6	-10.96%	7.93%	10.23%	-	11.25%	-	-	-	-	-	-
S&P 500® Index	-14.61%	10.22%	10.44%	12.79%	11.56%	6.35%	NA	NA	NA	NA	NA

The Madison Investors Fund (Class Y) returned -11.13% for the one-year period, outperforming its benchmark, the S&P 500® Index, which returned -14.61%. The Fund outperformed its peers as measured by the Morningstar U.S. Large Blend category, which returned -14.69%.

True to our bottom-up approach, stock selection accounted for all of the outperformance. Our strongest contributors came from stocks in a variety of sectors, including Consumer Discretionary, Financials and Information Technology. Our off-price retail stocks in the Consumer Discretionary sector performed particularly well, and, within Financials, our insurance related holdings were significant contributors. In the Information Technology sector, our payments-related stocks were the main positive contributors.

The primary detractors were our stocks in the Healthcare and Materials sectors underperforming sector peers, as well as not owning any stocks in the three best performing sectors – Energy, Utilities, and Consumer Staples.

Portfolio turnover was approximately 18%, which is slightly below our typical annual range of 20% - 30%. During the year, we established four new positions and exited five positions. We like what we own, so we found it best to mostly stay put and establish new positions at below-average weights in a rapidly changing environment. Two notable new positions were Nike and Ferguson. Both companies meet our three investment pillars: good business model, high-quality management, and attractive valuation.

14

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

Nike is the largest seller of athletic footwear and apparel in the world. By remaining true to its innovative culture, the brand is as strong as ever and continues to generate attractive growth. In addition to its continuous investments in brand innovation and marketing, over the last few years Nike has invested heavily to lay the foundation for multi-channel commerce. We expect Nike’s ongoing investments to drive overall revenue mix towards the direct-to-consumer channel which we estimate will result in substantial margin improvement over the coming years.

Ferguson is a distributor of plumbing and HVAC equipment. Over the last decade, Ferguson has divested lower quality international businesses such that they are now exclusively focused on the more attractive North American market. We believe growth will outpace the industry as Ferguson’s digital tools and national network of stores and distribution centers provide best-in-class product selection and delivery. While higher interest rates negatively impact housing activity in the near term, we believe Ferguson is well positioned for long-term growth.

Three notable sales during the year – PPG Industries, Linde and Novartis - highlight our discipline when exiting investments. We sold PPG Industries as we became increasingly concerned that the company would not achieve our growth expectations and that margins would remain stubbornly low in a persistently elevated raw material input cost environment. We exited Linde as the stock price reached our estimate of intrinsic value. Linde is an excellent company that owns critical infrastructure assets and generates stable, contracted revenue. As such, we will continue to monitor the performance of this terrific company. We sold Novartis as we became concerned about the outlook for some of its recently launched therapeutics, as well as some generic competition in a few of its mature drugs.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Communication Services	7.5%
Consumer Discretionary	17.3%
Financials	24.5%
Health Care	9.9%
Industrials	14.0%
Information Technology	18.4%
Short-Term Investments	2.9%
Stock Funds	3.4%
Net Other Assets and Liabilities	2.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Arch Capital Group Ltd.	6.4%
Dollar Tree, Inc.	5.3%
Alphabet, Inc., Class C	4.8%
Lowe's Cos., Inc.	4.6%
PACCAR, Inc.	4.1%
Berkshire Hathaway, Inc., Class B	4.1%
Marsh & McLennan Cos., Inc.	4.0%
Progressive Corp.	3.9%
Analog Devices, Inc.	3.8%
TJX Cos., Inc.	3.8%

Madison Sustainable Equity Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Sustainable Equity Fund invests primarily in common stocks of high-quality, large cap companies that Madison believes incorporate sustainability into their overall strategy. Under normal conditions, at least 80% of the Fund’s net assets will be invested in stocks that meet Madison’s fundamental and sustainability criteria. The Fund generally invests in 35-50 companies at any given time. The Fund’s portfolio managers define “high-quality” companies as those businesses that exhibit durable growth, operate in large growing markets, and have strong competitive advantages with high barriers to entry. Stocks that meet these criteria are selected by using an integrated research process that combines bottom-up fundamental analysis and sustainable research. The research process analyzes a company’s sustainable practices using quantitative and qualitative analysis and engagement with the company.

Madison follows a rigorous multi-step process when evaluating companies for the Fund, where Madison considers (1) the business model and overall strategy, (2) the company’s sustainable business practices starting with corporate governance, (3) the Board of Directors and the management team, and (4) the risk-reward of each potential investment. Madison seeks to purchase securities trading at a discount to their intrinsic value as determined by applying relative multiples to projected earnings, discounted cash flows, and additional valuation methodologies. Often Madison finds companies that meet our business model and sustainability criteria but not our valuation hurdle. Those companies are monitored for inclusion later when the price may be more appropriate.

Madison considers a number of sustainability metrics when reviewing a company for the portfolio, which may include, carbon footprint; waste management; water usage; diversity, equity, and inclusion; product safety; data management; board composition; ethical standards; and regulatory issues. Madison may sell stocks for several reasons, including: (i) excessive valuation, (ii) the fundamental business prospects for the company have materially changed, (iii) the company no longer meets our sustainability criteria or inconsistent or negative changes in sustainability practices or (iv) Madison finds a more attractive alternative.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

	% Return Without Sales Charge
					Since
	1	3	5	10	Inception
	Year	Years	Years	Years	12/31/2021
Class Y	-	-	-	-	-17.90%
Class I	-	-	-	-	-17.80%
S&P 500® Index	-14.61%	10.22%	10.44%	12.79%	-17.70%

The Madison Sustainable Equity Fund (Class Y) returned -17.90% for the 10-month period ending October 31, 2022. The fund underperformed the benchmark, the S&P 500® Index, which returned -17.70% during the same period. The Fund underperformed its peers as measured by the Morningstar Large Blend category, which returned -14.69%.

15

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

Equity and fixed income markets were severely impacted this year by the Federal Reserve’s aggressive interest rate increases in response to stubbornly high inflation rates. Other factors that have disrupted the overall markets this year include the War on Ukraine and the protracted lockdowns in China due to the zero Covid tolerance policies.

Sector allocation was positive in Healthcare, Consumer Staples, and Communication Services while sector allocation was negative in Energy, Financials, and Industrials. Stock selection was positive in Healthcare, Consumer Discretionary, and Technology with stock selection negative in Consumer Staples, Industrials, and Utilities.

We added Nike, Inc. to the portfolio. We believe that the company has enhanced its business model by selling more of its products directly to consumers via its apps, its own stores, and its websites. Our analysis shows that gross margins are higher when the company sells directly to consumers compared to selling through wholesale channels. We believe that this will result in a more profitable company over time. We eliminated three positions from the portfolio during the year due to a deterioration in fundamentals and poor capital allocation. Comcast was eliminated as the market for broadband subscriptions stalled after a few years of outsized growth during the pandemic and competition has increased from fixed wireless and fiber to the home providers. Lowe’s was removed from the portfolio due to the concerns that the demand for home improvement would slow as discretionary spending would be impacted by the rise in interest rates but also because we owned Home Depot. We prefer Home Depot for its best-in-class retail fundamentals and its strong track record of sustainability. Adobe acquired a private software company for $20 billion earlier this Fall, the largest ever private software acquisition. We believe this was a defensive move as some of Adobe’s products lack multi-user real time collaboration offered in a browser-based format. We are also concerned that the regulators may not approve the deal which increases the risk to Adobe’s core franchise. As a result, Adobe was removed from the Fund. We used the proceeds from sales of these securities to add to existing high conviction positions such as Microsoft, Disney, Ecolab, Target, and JP Morgan.

The Fund remains broadly diversified; however, we continue to be positioned somewhat defensively versus the market with overweight positions in sectors such as Healthcare and Consumer Staples while remaining underweight the more economically sensitive sectors such as Consumer Discretionary, Technology, and Industrials. In our portfolio, we continue to invest in high quality companies with strong growth prospects that are integrating sustainability into their operations and strategies. We are using this year of volatility to upgrade our portfolio with companies that have become more attractively valued.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Communication Services	6.5%
Consumer Discretionary	8.9%
Consumer Staples	8.1%
Financials	9.3%
Health Care	17.7%
Industrials	5.6%
Information Technology	23.6%
Materials	4.5%
Real Estate	1.4%
Short-Term Investments	7.5%
Utilities	2.5%
Net Other Assets and Liabilities	4.4%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Microsoft Corp.	5.0%
Eli Lilly & Co.	4.6%
Apple, Inc.	4.2%
Alphabet, Inc., Class C	4.0%
Costco Wholesale Corp.	3.9%
Visa, Inc., Class A	3.8%
Danaher Corp.	3.7%
UnitedHealth Group, Inc.	3.7%
Target Corp.	3.4%
Bristol-Myers Squibb Co.	2.8%

Madison Mid Cap Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Mid Cap Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in such midcap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuation. The Fund generally holds 25-40 individual securities in its portfolio at any given time. Stocks are generally sold when target prices are reached, company fundamentals deteriorate, or more attractive stocks are identified.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

		% Return Without Sales Charge						% Return After Sales Charge
					Since	Since					Since
	1	3	5	10	Inception	Inception	1	3	5	10	Inception
	Year	Years	Years	Years	04/19/2013	08/31/2020	Year	Years	Years	Years	04/19/2013
Class A	-10.62%	5.92%	9.53%	-	10.17%	-	-15.74%	3.84%	8.25%	-	9.49%
Class B	-11.28%	5.12%	8.71%	-	9.47%	-	-15.04%	4.06%	8.42%	-	9.47%
Class Y	-10.17%	6.38%	10.01%	11.24%	-	-	-	-	-	-	-
Class I	-10.08%	-	-	-	-	9.40%	-	-	-	-	-
Class R6	-10.07%	6.59%	10.21%	11.53%	-	-	-	-	-	-	-
Russell
Midcap® Index	-17.17%	7.84%	7.95%	11.36%	10.29%	8.29%	NA	NA	NA	NA	NA

Madison Mid Cap Fund (Class Y) returned -10.17% for the one-year period, outperforming its benchmark for both its index and peer group. The Russell Midcap® Index returned -17.17% and the Morningstar Mid-Cap Blend peer group returned -12.61%.

16

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

True to our bottom-up approach, stock selection accounted for all of the outperformance. Our strongest contributors came from companies in multiple sectors, including Financials, Consumer Discretionary, Information Technology, and Industrials. That said, five of our ten best performing stocks were insurance companies. You may recall from last year’s commentary that our insurance stocks did not keep pace with other financial-related companies for the year but were a significant outperformer during the last month of that period. The outperformance continued into 2022, culminating in significant outperformance versus the Financials sector and broader index. Sector allocation was a modest detractor, primarily from our zero weighting in the two best performing sectors – Energy and Utilities.

Portfolio turnover was 24%, which was in our typical annual range of 20% to 30%. During the year, we established six new positions and exited five positions. We like what we own, so we found it best to mostly stay put and establish new positions at below-average weights in a rapidly changing environment.

The six new positions met our three investment pillars: good business model, high-quality management team, and attractive valuation. Floor & Decor is a well-managed chain of hard flooring superstores with room to triple its store count in the coming decade. Liberty Formula One is an asset-light business holding the exclusive global commercial rights to promote and monetize the nine-month-long drivers’ World Championship. The business sits at the intersection of several attractive secular growth trends and provides for an intuitive “self-help” improvement plan after years of undermanagement under the previous owner. Microchip Technology is a leading provider of semiconductor products serving a broad range of end markets, with products that get specified into their customers’ devices for the life of the device. MKS Instruments is a provider of scientific measurement instruments and subsystems to the semiconductor and electronics industries, possessing a dominant market share in over a dozen categories of instruments that are critical to the semiconductor manufacturing process. Take-Two Interactive is a leading publisher of video games, known for the high quality of its games and managed by an owner-operator with a strong track record. Thor Industries is the leading RV maker in the U.S. with 40% market share, building its dominant position through an exceptional track record of acquisitions and appealing products, while maintaining high returns on capital and a conservative balance sheet.

We sold our remaining shares in IHS Markit shortly before S&P Global completed its acquisition. IHS Markit was originally purchased in January of 2015 and performed well over our seven year holding period. We exited Ollie’s Bargain Outlet after losing confidence in management’s ability to navigate difficult supply chain issues. We exited Vontier because the transformation we expected to occur after it was spun out of Fortive was taking longer than we thought, and while we might normally be more patient, the market downturn presented us with other attractive investment opportunities. We sold both Cannae Holdings and Clarivate to realize tax losses, with an expectation of repurchasing them in the near future.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Communication Services	5.5%
Consumer Discretionary	17.3%
Consumer Staples	1.0%
Financials	27.6%
Health Care	3.5%
Industrials	13.8%
Information Technology	21.6%
Short-Term Investments	4.9%
Stock Funds	3.9%
Net Other Assets and Liabilities	0.9%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Arch Capital Group Ltd.	8.2%
Gartner, Inc.	5.7%
Ross Stores, Inc.	5.2%
Dollar Tree, Inc.	5.2%
Brown & Brown, Inc.	4.3%
iShares Russell Mid-Cap ETF	3.9%
Carlisle Cos., Inc.	3.7%
PACCAR, Inc.	3.6%
Laboratory Corp. of America Holdings	3.5%
CDW Corp.	3.4%

Madison Small Cap Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small-cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in small-cap securities.

Madison focuses on core growth strategies through bottom-up fundamental research analysis to identify stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects. Madison conducts extensive research on each prospective investment using a five-pillar analysis process to evaluate companies as potential investments for the portfolio. Investments that meet most of the criteria are added to a list of similar companies to be monitored by Madison. Companies meeting all five pillars may be added to the portfolio. The five pillars of the analysis are: (1) strong business traits, (2) defendable market niche, (3) attractive growth potential, (4) capable management, and (5) discount to private market value. In reviewing companies, Madison applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed. As a result of employing the five-pillar analysis, the Fund may hold cash opportunistically, particularly during periods of market uncertainty when investments meeting all five pillars may be difficult to identify.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

		% Return Without Sales Charge						% Return After Sales Charge
					Since	Since	Since					Since
	1	3	5	10	Inception	Inception	Inception	1	3	5	10	Inception
	Year	Years	Years	Years	08/31/2019	02/26/2021	02/28/2022	Year	Years	Years	Years	08/31/2019
Class A	-23.74%	5.66%	-	-	7.24%	-	-	-28.14%	3.60%	-	-	5.26%
Class Y	-23.55%	5.92%	4.96%	8.75%	-	-	-	-	-	-	-	-
Class I	-23.52%	-	-	-	-	-10.29%	-	-	-	-	-	-
Class R6	-	-	-	-	-	-	-17.17%	-	-	-	-	-
Russell 2000® Index	-18.54%	7.05%	5.56%	9.93%	8.25%	-8.93%	-8.97%	NA	NA	NA	NA	NA
Russell 2500® Index	-17.58%	7.94%	7.07%	10.70%	8.76%	-6.01%	-10.17%	NA	NA	NA	NA	NA

17

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

Madison Small Cap Fund (Class Y) returned -23.55% for the one-year period, which underperformed its benchmark, the Russell 2000® Index returned -18.54%. The Fund’s peer group, Morningstar U.S. Small Blend, returned -13.81%.

After a strong year for equities in 2021, the markets and the fund struggled in fiscal year 2022. The unprecedented fiscal and monetary stimulus due to the Covid Crisis along with supply chain issues from reopening lead to material inflation exacerbated by an energy price spike that was worsened by the Russian invasion of Ukraine. While the Fed raised rates aggressively in response, labor remained tight due to the lingering effects of the pandemic. The combination of inflation and aggressive rate hikes lead to a severe sell-off in growth stocks, while value came into favor.

Looking forward, the market is anticipating the Fed’s actions will pull the economy into a recession, or at least an economic slowdown. Counter intuitively, the best performing stocks have been deep cyclicals like industrials and energy. Typically, these stocks don’t do well when recessionary worries are as elevated as they are currently.

We have viewed this pullback in growth companies as an opportunity. In 2022, we took our exposure to information technology to roughly 30% of the portfolio. There was a plethora of opportunities in the market. We believe our technology investments are higher quality that most depressed companies; however, they too have been out of favor in the current environment. These investments had a detrimental effect on fiscal year 2022 performance. We believe they will be a major driver of performance in future periods. We have balanced our opportunistic technology positions with very high-quality industrial investments that have strong balance sheets and resilient end markets. We believe these investments will comfortably weather the economic slowdown. Our financial investments also performed admirably in the current environment, and we continue to see opportunity in our insurance and banking positions.

Our defensive stocks in Consumer Staples were challenged in 2022 by the surprisingly persistent inflation and a factor in our underperformance. These staples companies have more growth characteristics than their larger counterparts but did not perform as well as expected in 2022. We slightly reduced our exposure throughout the fiscal year as we found better opportunities for capital deployment elsewhere. We are generally cautious of the consumer headed into fiscal year 2023.

We also reduced our exposure to healthcare to less than a quarter of the Russell 2000 weight. While it is a historically defensive sector, the lingering effects on the pandemic keep us cautious. Hospital balance sheets are still stretched and labor problems in healthcare services are among the most acute in the economy. Surgical volumes have been slow to recover due to these issues. We continue to evaluate opportunities in healthcare as valuations have come down materially.

The largest factor behind our underperformance was our lack of investment in the energy and utilities sector. While this was a difficult pill to swallow, we have not yet found companies in this space that fit our five-pillar process. We continue to evaluate these companies given the strong energy macro backdrop.

While we are disappointed in our fiscal year 2022 performance, we believe our portfolio is well positioned over the longer term. We are enthused with the investment opportunities in today’s market, and we believe our current portfolio will bear fruit in the coming years.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Communication Services	7.4%
Consumer Discretionary	7.4%
Consumer Staples	9.3%
Financials	9.3%
Health Care	6.0%
Industrials	16.6%
Information Technology	30.2%
Materials	6.4%
Short-Term Investments	9.1%
Net Other Assets and Liabilities	(1.7)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
WillScot Mobile Mini Holdings Corp.	4.3%
Box, Inc., Class A	3.7%
Encompass Health Corp.	3.4%
Axis Capital Holdings Ltd.	3.1%
PTC, Inc.	2.9%
Model N, Inc.	2.8%
Texas Capital Bancshares, Inc.	2.6%
Primo Water Corp.	2.6%
Simply Good Foods Co.	2.5%
Entegris, Inc.	2.5%

Madison International Stock Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which they believe have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when the portfolio managers believe that income bearing securities have greater capital appreciation potential than equity securities. The Fund usually holds securities of issuers located in at least three countries other than the U.S. and generally holds 50- 70 individual securities in its portfolio at any given time.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 20221

	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	-26.52%	-6.20%	-3.34%	1.54%	-30.72%	-8.05%	-4.48%	0.94%
Class B	-27.14%	-6.93%	-4.08%	0.93%	-29.52%	-7.65%	-4.33%	0.93%
Class Y	-26.39%	-5.99%	-3.12%	1.78%	-	-	-	-
MSCI AC World Ex USA Index (net)	-24.73%	-1.68%	-0.60%	3.27%	NA	NA	NA	NA

18

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

Madison International Stock Fund (Class Y) returned -26.39% for the one-year period, underperforming its benchmark, the MSCI ACWI Ex USA Index (net), which returned -24.73%. The Fund’s peer group, Morningstar Foreign Large Blend, returned -24.05%.

In general, international equity markets were negatively impacted by the mixture of persistently high inflation levels, major central banks raising interest rates with an aim to tame inflation, disruption caused by Russia’s invasion of Ukraine, high energy prices, and fears of economic recession.

Upon review of the sector and regional category breakdown that make up the overall benchmark’s performance over the period, all regions had a total return that was negative, with the largest decline in Emerging Markets. The sector with the lowest negative return was Information Technology, while Energy was the only one with a positive total return.

Over the one-year period, the Fund underperformed relative to the benchmark. The largest regional detractor was Europe which was driven by stock selection. This was somewhat offset by a positive effect from the Portfolio’s relative overweight in the region. A relative underweight in Emerging Markets led to it being the region with the most positive contribution. From a sector view, Financials detracted the most while Information Technology was the largest contributor, both driven by stock selection. The cash position was additive because the benchmark performance was negative.

Portfolio sector and regional weights are determined through bottom-up stock selection, with internal sector and regional guardrails that keep exposure within modest tilts of the benchmark to ensure diversification and to manage risk. With this in mind, Portfolio composition did change to some extent over the period. Among the three geographic buckets the Portfolio is viewed on relative to the benchmark, there was little difference to the weightings, but from a sector perspective there were several notable changes. Materials went from underweight to overweight because of two new stocks. One less stock in Industrials, two fewer in Financials, and one reclassification in Consumer Discretionary repositioned all three sectors from overweight to underweight. The Consumer Staples overweight contracted to almost neutral because of two fewer stocks, and the Information Technology overweight increased because the benchmark weight declined and an increase in shares held for some Portfolio holdings. Lastly, the Communication Services underweight narrowed because one new name was added. Over the period, eight stocks were bought and ten were sold. Five were sold for a better opportunity, three were sold to take profits, and two were sold because of deteriorating fundamentals.

Looking ahead, our expectation for global growth in the short-term is that it will remain weak while inflation levels may begin to moderate in countries where central banks are actively implementing more restrictive monetary policies. Irrespective of the economic backdrop, our team will continue to manage the Portfolio so that it is comprised of a diversified collection of high-quality, profitable growth stocks.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22

Japan	14.7%
United Kingdom	11.0%
France	10.3%
Germany	8.4%
India	8.3%
Switzerland	7.2%
Canada	6.0%
Brazil	4.8%
China	4.2%
Netherlands	3.8%
Mexico	3.5%
Singapore	2.3%
United States	2.3%
Denmark	2.2%
Australia	1.9%
Ireland	1.7%
Israel	1.7%
Italy	1.5%
Hong Kong	1.3%
Norway	1.3%
Taiwan	1.1%
Other Net Assets	0.5%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Communication Services	4.6%
Consumer Discretionary	9.7%
Consumer Staples	9.1%
Energy	6.3%
Financials	18.3%
Health Care	9.2%
Industrials	11.1%
Information Technology	18.1%
Materials	10.8%
Short-Term Investments	2.3%
Net Other Assets and Liabilities	0.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/22
Shell PLC	3.8%
Larsen & Toubro Ltd.	3.5%
HDFC Bank Ltd.	3.0%
Airbus SE	2.5%
Cameco Corp.	2.5%
DBS Group Holdings Ltd.	2.3%
AstraZeneca PLC	2.3%
Genmab AS	2.2%
Itau Unibanco Holding SA	2.2%
Manulife Financial Corp.	2.2%

19

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2022

Notes to Management’s Discussion of Fund Performance

NA Not Applicable.

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.madisonfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect sales charges, fees or expenses.
[2]	Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Investors, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Core Bond Fund Class A shares.
[3]	Maximum contingent deferred sales charge (CDSC) is 4.50% for Class B shares, which is reduced after 12 months and eliminated after six years.
[4]	Maximum contingent deferred sales charge (CDSC) is 1% for Class C shares, which is eliminated after one year.
[5]	Assumes maximum applicable sales charge.
[6]	Class Y shares are only available for purchase by Madison Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current prospectus.
[7]	Class R6 and Class I shares are generally only available for purchase by retirement plan investors and certain other institutional investors, as described in the current prospectus.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-US Index. See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 42% Russell 3000® Index, 40% Bloomberg US Aggregate Bond Index and 18% MSCI ACWI ex-US Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 56% Russell 3000® Index, 24% MSCI ACWI ex-US Index and 20% Bloomberg US Aggregate Bond Index. See market index descriptions below.

Hybrid Fund Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market index descriptions below.

Market Indexes

The CBOE S&P 500 BuyWrite® IndexSM (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500® Index.

The ICE Bank of America Merrill Lynch 1-22 Year U.S. Municipal Securities Index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, their political subdivisions, in the U.S. domestic market, with a remaining term to final maturity less than 22 years.

The ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Bloomberg U.S. Intermediate Government Credit A+ Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.

The Lipper Equity Income Funds Index tracks the performance of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio weight in dividend-paying equity securities. The index is composed of the 30 largest funds by asset size in the Lipper investment objective category.

THE MSCI ACWI ex-U.S. Index (net) is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies to provide a comprehensive and unbiased barometer for the large-cap growth segment.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The Russell 2500® Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations of the U.S. equity universe.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

20

Madison Funds | Management’s Discussion of Fund Performance - concluded | October 31, 2022

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end). © 2020 Morningstar, Inc. All rights reserved. The information contained herein:

(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

21

Madison Funds | October 31, 2022

Madison Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 94.6%
Alternative Funds - 2.0%
Invesco Optimum Yield Diversified
Commodity Strategy ETF	60,964	$1,036,388

Bond Funds - 64.9%
iShares Treasury Floating Rate Bond ETF (A)	37,438	1,891,742
Janus Henderson Mortgage-Backed Securities ETF	52,330	2,317,696
Madison Core Bond Fund, Class R6 (B)	1,569,138	13,431,820
Schwab Intermediate-Term U.S. Treasury ETF (A)	161,787	7,875,791
Vanguard Extended Duration Treasury ETF	28,156	2,202,081
Vanguard Short-Term Corporate Bond ETF (A)	70,152	5,190,547
		32,909,677
Foreign Stock Funds - 2.0%
Vanguard FTSE All World ex-U.S. ETF	21,973	1,007,901
Stock Funds - 25.7%
Distillate U.S. Fundamental Stability & Value ETF	68,728	2,760,804
Energy Select Sector SPDR Fund	8,642	777,780
iShares Core S&P Small-Cap ETF	8,380	820,570
iShares Core S&P U.S. Growth ETF	12,018	1,010,594
Madison Dividend Income Fund, Class R6 (B)	18,349	537,249
Madison Investors Fund, Class R6 (B)	112,036	2,683,256
Schwab U.S. Dividend Equity ETF	18,793	1,388,427
VanEck Gold Miners ETF	10,674	257,884
Vanguard Information Technology ETF	8,418	2,779,623
		13,016,187
Total Investment Companies
( Cost $52,896,681 )		47,970,153
Short-Term Investments - 25.1%
State Street Institutional U.S. Government
Money Market Fund, Premier Class (C), 3.01%	2,764,674	2,764,674
State Street Navigator Securities Lending
Government Money Market Portfolio, 3.12% (C) (D)	9,946,617	9,946,617
Total Short-Term Investments
( Cost $12,711,291 )		12,711,291
TOTAL INVESTMENTS - 119.7% ( Cost $65,607,972** )		60,681,444
NET OTHER ASSETS AND LIABILITIES - (19.7%)		(9,983,198)
TOTAL NET ASSETS - 100.0%		$50,698,246

**	Aggregate cost for Federal tax purposes was $65,764,289.
(A)	All or a portion of these securities, with an aggregate fair value of $9,705,876, are on loan as part of a securities lending program. See footnote (D) and Note 11 for details on the securities lending program.
(B)	Affiliated Company (see Note 14).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.
SPDR	Standard & Poor’s Depositary Receipt.

Madison Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 92.0%
Alternative Funds - 3.6%
Invesco Optimum Yield Diversified
Commodity Strategy ETF	216,537	$3,681,129
Bond Funds - 40.9%
iShares Treasury Floating Rate Bond ETF (A)	79,227	4,003,340
Janus Henderson Mortgage-Backed Securities ETF	56,461	2,500,658
Madison Core Bond Fund, Class R6 (B)	1,940,414	16,609,945
Schwab Intermediate-Term U.S. Treasury ETF	208,986	10,173,439
Vanguard Extended Duration Treasury ETF	35,497	2,776,220
Vanguard Short-Term Corporate Bond ETF (A)	79,213	5,860,970
		41,924,572
Foreign Stock Funds - 4.0%
Vanguard FTSE All World ex-U.S. ETF	88,410	4,055,367
Stock Funds - 43.5%
Distillate U.S. Fundamental Stability & Value ETF	193,555	7,775,104
Energy Select Sector SPDR Fund	31,835	2,865,150
iShares Core S&P Small-Cap ETF	32,710	3,202,963
iShares Core S&P U.S. Growth ETF (A)	36,261	3,049,187
Madison Dividend Income Fund, Class R6 (B)	36,660	1,073,409
Madison Investors Fund, Class R6 (B)	377,458	9,040,113
Schwab U.S. Dividend Equity ETF (A)	68,236	5,041,276
VanEck Gold Miners ETF	42,422	1,024,916
Vanguard Health Care ETF (A)	4,568	1,110,161
Vanguard Information Technology ETF (A)	31,297	10,334,269
		44,516,548
Total Investment Companies
( Cost $99,087,181 )		94,177,616
Short-Term Investments - 17.2%
State Street Institutional U.S. Government
Money Market Fund, 3.01%, Premier Class (C)	8,279,337	8,279,337
State Street Navigator Securities Lending
Government Money Market Portfolio, 3.12% (C) (D)	9,381,355	9,381,355
Total Short-Term Investments
( Cost $17,660,692 )		17,660,692
TOTAL INVESTMENTS - 109.2%
( Cost $116,747,873** )		111,838,308
NET OTHER ASSETS AND LIABILITIES - (9.2%)		(9,406,096)
TOTAL NET ASSETS - 100.0%		$102,432,212

**	Aggregate cost for Federal tax purposes was $117,272,149.
(A)	All or a portion of these securities, with an aggregate fair value of $10,806,578, are on loan as part of a securities lending program. See footnote (D) and Note 11 for details on the securities lending program.
(B)	Affiliated Company (see Note 14).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

22

Madison Funds | October 31, 2022

Madison Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 92.1%
Alternative Funds - 4.9%
Invesco Optimum Yield Diversified
Commodity Strategy ETF	151,209	$2,570,553
Bond Funds - 22.0%
iShares Treasury Floating Rate Bond ETF (A)	40,532	2,048,082
Janus Henderson Mortgage-Backed Securities ETF	11,517	510,088
Madison Core Bond Fund, Class R6 (B)	520,677	4,456,998
Schwab Intermediate-Term U.S. Treasury ETF (A)	48,990	2,384,833
Vanguard Extended Duration Treasury ETF (A)	9,895	773,888
Vanguard Short-Term Corporate Bond ETF (A)	20,724	1,533,369
		11,707,258
Foreign Stock Funds - 5.4%
Vanguard FTSE All World ex-U.S. ETF	62,963	2,888,113
Stock Funds - 59.8%
Distillate U.S. Fundamental Stability & Value ETF	113,421	4,556,121
Energy Select Sector SPDR Fund	22,354	2,011,860
iShares Core S&P Small-Cap ETF	28,073	2,748,908
iShares Core S&P U.S. Growth ETF (A)	24,957	2,098,634
Madison Dividend Income Fund, Class R6 (B)	28,260	827,443
Madison Investors Fund, Class R6 (B)	284,510	6,814,011
Schwab U.S. Dividend Equity ETF (A)	49,950	3,690,306
VanEck Gold Miners ETF	32,619	788,075
Vanguard Health Care ETF (A)	3,524	856,438
Vanguard Information Technology ETF	22,494	7,427,519
		31,819,315
Total Investment Companies
( Cost $50,030,022 )		48,985,239
SHORT-TERM INVESTMENTS - 24.9%
State Street Institutional U.S. Government
Money Market Fund, Premier Class (C), 3.01%	4,243,726	4,243,726
State Street Navigator Securities Lending
Government Money Market Portfolio, 3.12% (C) (D)	9,027,676	9,027,676
Total Short-Term Investments
( Cost $13,271,402 )		13,271,402
TOTAL INVESTMENTS - 117.0%
( Cost $63,301,424** )		62,256,641
NET OTHER ASSETS AND LIABILITIES - (17.0%)		(9,060,328)
TOTAL NET ASSETS - 100.0%		$53,196,313

**	Aggregate cost for Federal tax purposes was $63,504,794.
(A)	All or a portion of these securities, with an aggregate fair value of $8,801,868, are on loan as part of a securities lending program. See footnote (D) and Note 11 for details on the securities lending program.
(B)	Affiliated Company (see Note 14).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.
SPDR	Standard & Poor’s Depositary Receipt.

Madison Tax-Free Virginia Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
MUNICIPAL BONDS - 97.7%
Airport - 5.4%
Manassas Park Economic Development Authority, 5%, 12/15/28	$200,000	$214,807
Metropolitan Washington Airports Authority Aviation Revenue, Series A, AMT, 5%, 10/1/43	500,000	491,610
Norfolk Airport Authority, Series A, 4%, 7/1/23	255,000	255,935
		962,352
Development - 4.0%
Fairfax County Economic Development Authority, Series A, (Prerefunded 10/1/24 @ $100), 5%, 10/1/26	150,000	154,849
Loudoun County Economic Development Authority, Series A, 5%, 12/1/25	125,000	131,083
Loudoun County Economic Development Authority, Series A, 5%, 12/1/30	165,000	181,211
Manassas Park Economic Development Authority, 3%, 12/15/44	345,000	240,126
		707,269
Education - 9.5%
Campbell County Industrial Development Authority, 3%, 6/1/48	415,000	280,550
Richmond, Series A, (ST AID WITHHLDG), 3%, 7/15/34	435,000	375,354
Virginia College Building Authority, Series E, 5%, 2/1/23	500,000	502,299
Virginia College Building Authority, Series A, 5%, 9/1/34	125,000	133,138
Virginia Commonwealth University, Series A, 5%, 5/1/26	385,000	387,402
		1,678,743
Facilities - 9.4%
Henry County Industrial Development Authority, 4.125%, 11/1/50	250,000	216,994
Lynchburg, (ST AID WITHHLDG), 5%, 6/1/26	115,000	118,114
New River Valley Regional Jail Authority, 5%, 10/1/25	100,000	104,115
Prince Edward County Industrial Development Authority, 5%, 9/1/32	405,000	416,141
Pulaski County, (ST AID WITHHLDG), 5%, 2/1/24	325,000	331,912
Western Regional Jail Authority, 3.125%, 12/1/29	255,000	242,773
Western Regional Jail Authority, (Prerefunded 12/1/25 @ $100), 3.125%, 12/1/29	245,000	242,588
		1,672,637
General Obligation - 39.7%
Alexandria, Series A, (ST AID WITHHLDG), 5%, 7/15/27	150,000	159,001
Alexandria, Series A, (ST AID WITHHLDG), 5%, 7/15/28	100,000	107,251
Arlington County, Series B, (Prerefunded 8/15/24 @ $100), (ST AID WITHHLDG), 5%, 8/15/27	175,000	180,310
Arlington County, Series A, (Prerefunded 8/15/26 @ $100) (A), 5%, 8/15/30	600,000	636,532
Chesterfield County Economic Development Authority, Series B, 3%, 4/1/38	285,000	223,361
Commonwealth of Virginia, Series A, 5%, 6/1/23	500,000	505,499
Commonwealth of Virginia, Series A, 3%, 6/1/32	300,000	275,549
County of Fairfax VA, Series A, (ST AID WITHHLDG), 5%, 10/1/36	270,000	291,525
County of Loudoun VA, Series A, (ST AID WITHHLDG), 5%, 12/1/24	400,000	414,063
Danville, Series A, (ST AID WITHHLDG), 5%, 8/1/23	190,000	192,481
Fairfax County, Series A, (ST AID WITHHLDG), 5%, 10/1/26	410,000	436,183
James City County Economic Development Authority, 5%, 6/15/30	500,000	541,590
Leesburg, (ST AID WITHHLDG), 5%, 1/15/25	90,000	93,377
Norfolk, (Prerefunded 8/1/28 @ $100), (ST AID WITHHLDG), 5%, 8/1/47	455,000	494,632
Poquoson, (ST AID WITHHLDG), 4%, 2/15/29	425,000	438,641
Portsmouth, Series A, (Prerefunded 2/1/23 @ $100), (ST AID WITHHLDG), 5%, 2/1/31	75,000	75,341
Spotsylvania County, (ST AID WITHHLDG), 5%, 1/15/24	200,000	204,276
Suffolk, 5%, 2/1/29	100,000	108,169
Town of Vienna VA, (ST AID WITHHLDG), 4%, 3/1/30	225,000	232,194
Virginia Beach Development Authority,
Series A, 3.5%, 5/1/30	250,000	245,517
Virginia Public Building Authority, Series A, 5%, 8/1/31	110,000	120,157
Virginia Public Building Authority, Series B, 5%, 8/1/25	235,000	245,408
Virginia Resources Authority, Series C, (MORAL OBLG), 4%, 11/1/32	250,000	252,402
Virginia Resources Authority, Series B, (MORAL OBLG), 5%, 11/1/23	5,000	5,007
Virginia Resources Authority, Series A, 5%, 11/1/28	60,000	61,069
Virginia Resources Authority, Series C, 5%, 11/1/30	250,000	268,846
Virginia Resources Authority, Series C, (MORAL OBLG), 4%, 11/1/34	125,000	125,306
Wise County Industrial Development Authority, 5%, 11/1/22	100,000	100,000
		7,033,687

See accompanying Notes to Financial Statements.

23

Madison Funds | October 31, 2022

Madison Tax-Free Virginia Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Medical - 4.2%
Norfolk Economic Development Authority, Series B, 5%, 11/1/36	480,000	480,036
Stafford County Economic Development Authority Revenue, 5%, 6/15/25	260,000	267,852
		747,888
Multifamily Housing - 1.0%
Virginia Housing Development Authority, Series K, (GNMA/FNMA/FHLMC COLL), 2.125%, 12/1/36	245,000	178,830

Power - 4.5%
Puerto Rico Electric Power Authority, Series V, (BHAC-CR, MBIA-RE, FGIC), 5.25%, 7/1/24	290,000	294,635
Virginia Commonwealth Transportation Board, 5%, 5/15/26	220,000	232,068
Virginia Small Business Financing Authority, 5%, 11/1/25	265,000	276,505
		803,208
Transportation - 9.5%
Hampton Roads Transportation Accountability Commission, Series A, 5%, 7/1/37	170,000	180,813
Hampton Roads Transportation Accountability Commission, Series A, 5%, 7/1/42	470,000	487,382
Northern Virginia Transportation Authority, 5%, 6/1/30	780,000	799,421
Virginia Commonwealth Transportation Board, 5%, 9/15/27	200,000	214,568
		1,682,184
Utilities - 1.7%
Richmond Public Utility Revenue, Series A, (Prerefunded 1/15/23 @ $100), 5%, 1/15/38	300,000	301,125
Water - 8.8%
Fairfax County Water Authority, Series B, 5.25%, 4/1/23	180,000	181,571
Fairfax Sewer Revenue County, Series A, 4%, 7/15/41	210,000	197,669
Hampton Roads Sanitation District, Series A, (Prerefunded 10/1/27 @ $100), 5%, 10/1/35	410,000	440,299
Hampton Roads Sanitation District, Series A, (Prerefunded 10/1/27 @ $100), 5%, 10/1/36	250,000	269,062
Henrico Water & Sewer Revenue County, (Prerefunded 5/1/26 @ $100), 5%, 5/1/27	150,000	158,504
Upper Occoquan Sewage Authority, 3%, 7/1/46	300,000	217,690
Upper Occoquan Sewage Authority, 3%, 7/1/49	140,000	98,249
		1,563,044
TOTAL INVESTMENTS - 97.7% ( Cost $18,572,495 )		17,330,967
NET OTHER ASSETS AND LIABILITIES - 2.3%		414,772
TOTAL NET ASSETS - 100.0%		$17,745,739

**	Aggregate cost for Federal tax purposes was $18,572,495.
(A)	Restricted. The cost of the security acquired on 6/13/19 is $672,537. The value is $636,532, representing 3.6% of net assets.
AMT	Automated Manual Transmission.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp or Freddie Mac.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
MBIA	MBIA Insurance Corp.
MORAL OBLG	Moral Obligation.
ST AID WITHHLDG	State Aid Withholding.

Madison Tax-Free National Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
MUNICIPAL BONDS - 98.6%
Alabama - 6.9%
Butler County Board of Education, (AGM), (Prerefunded 1/1/25 @ $100), 5%, 7/1/37	$235,000	$243,521
Mobile County, General Obligation, 5%, 2/1/39	610,000	643,048
Pike Road, Authority Revenue, 4%, 9/1/31	170,000	171,465
UAB Medicine Finance Authority Revenue, Series B, 5%, 9/1/27	150,000	159,268
		1,217,302
Arkansas - 1.0%
Arkansas Development Finance Authority, 5%, 2/1/26	175,000	179,910

California - 0.7%
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Series A, 5%, 7/1/40	120,000	124,584

Colorado - 3.7%
Colorado Springs Utilities System Revenue, Series A, 4%, 11/15/40	250,000	229,821
El Paso County Facilities Corp., Certificate Participation, Series A, 5%, 12/1/27	400,000	427,338
		657,159
Florida - 2.1%
City Of South Miami Health Facilities Authority, Inc., 5%, 8/15/24	100,000	102,227
Port St. Lucie Community Redevelopment Agency Revenue, Tax Allocation, 5%, 1/1/26	250,000	260,325
		362,552
Georgia - 2.4%
Americus-Sumter Payroll Development Authority, Series A, 3.25%, 6/1/33	150,000	137,647
Atlanta Water & Wastewater Revenue, (Prerefunded 5/1/25 @ $100), 5%, 11/1/43	275,000	286,424
		424,071
Hawaii - 2.6%
Hawaii, General Obligation, Series EY, 5%, 10/1/25	435,000	455,974

Idaho - 2.9%
Idaho Health Facilities Authority, Series A, 5%, 3/1/34	500,000	502,763

Illinois - 8.6%
Cook County School District No. 111 Burbank, (BAM-TCRS), 5%, 12/1/35	545,000	577,920
Cook County School District No. 111 Burbank, (BAM-TCRS), 4%, 12/1/37	200,000	183,766
Du Page County School District No. 45, 4%, 1/1/26	460,000	465,638
Palatine Village, General Obligation, 2%, 12/1/28	175,000	150,506
Sales Tax Securitization Corp., Series C, 5%, 1/1/27	140,000	145,298
		1,523,128
Indiana - 6.2%
Indianapolis Local Public Improvement Bond Bank, Series C, 5%, 2/1/24	275,000	281,018
Lincoln Center Building Corp., 4%, 8/1/28	285,000	289,912
Vanderburgh County Redevelopment District, Tax Allocation, (AGM), 5%, 2/1/26	500,000	520,981

		1,091,911
Kansas - 4.2%
Shawnee County Unified School District
No 437, General Obligation, 4%, 9/1/24	220,000	222,515
Wichita, General Obligation, Series 816, 5%, 12/1/24	510,000	526,476
		748,991
Kentucky - 2.6%
Eastern Kentucky University, Series A, (ST INTERCEPT), 5%, 4/1/33	445,000	455,302

Michigan - 1.5%
Kalamazoo Public Schools, 5%, 5/1/26	250,000	258,926

Mississippi - 2.8%
Medical Center Educational Building Corp., Series A, 5%, 6/1/30	475,000	501,593

Missouri - 2.4%
Springfield School District No. R-12, General Obligation, Series B, (ST AID DIR DEP), 5%, 3/1/25	400,000	414,372

Montana - 1.7%
Four Corners County Water & Sewer District, Series A, (AGM), 4%, 7/1/25	300,000	303,349

New Jersey - 6.5%
New Jersey Economic Development Authority Revenue, Series NN, 5%, 3/1/26	450,000	451,465
New Jersey Turnpike Authority, Series A, (BHAC-CR, AGM), 5.25%, 1/1/28	250,000	270,736
New Jersey Turnpike Authority, Series A, (BHAC-CR, AGM), 5.25%, 1/1/29	250,000	274,934
Union County Improvement Authority, Series A, 4%, 2/1/25	150,000	151,138
		1,148,273
New Mexico - 1.1%
Otero County, (BAM), 4%, 12/1/28	195,000	195,998

See accompanying Notes to Financial Statements.

24

Madison Funds | October 31, 2022

Madison Tax-Free National Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
New York - 4.1%
Brookhaven Local Development Corp., 5%, 11/1/24	110,000	110,781
New York State Dormitory Authority, Series 1, (BHAC-CR), 5.5%, 7/1/31	250,000	272,676
Port Authority of New York & New Jersey, Series 85th, (GO of AUTH), 5.375%, 3/1/28	325,000	342,780
		726,237
Ohio - 2.9%
Cleveland-Cuyahoga County Port Authority (A), 5%, 7/1/24	500,000	511,581

Oklahoma - 3.9%
Elk City Industrial Authority, 4%, 5/1/30	335,000	333,580
Tulsa County Industrial Authority, 3%, 2/1/31	400,000	358,011
		691,591
Pennsylvania - 3.6%
Commonwealth Financing Authority, Series A, 5%, 6/1/35	370,000	381,487
Waverly Township Municipal Authority, (BAM ST AID WITHHLDG), 4%, 2/15/26	250,000	253,760
		635,247
Tennessee - 0.7%
Decatur Water & Sewer Revenue, 3%, 6/1/24	120,000	118,918

Texas - 6.8%
Austin, General Obligation, 5%, 9/1/26	550,000	574,744
Center, General Obligation, 3%, 8/15/34	410,000	344,632
Harris County Toll Road Authority, 4%, 8/15/38	300,000	278,008
		1,197,384
Utah - 3.2%
Ogden City Sewer & Water Revenue, Series A, 4%, 6/15/31	250,000	255,609
Utah Transit Authority, Series A, (BHAC-CR), 5%, 6/15/35	280,000	301,221
		556,830
Virginia - 5.6%
Southampton County Industrial Development Authority, 5%, 6/1/35	440,000	460,430
Western Regional Jail Authority, (Prerefunded 12/1/26 @ $100), 5%, 12/1/34	250,000	265,297
Western Regional Jail Authority, 5%, 12/1/34	250,000	263,833
		989,560
Washington - 1.2%
Washington, General Obligation, Series E, 5%, 2/1/29	205,000	209,108

West Virginia - 2.7%
West Virginia Economic Development Authority, Series A, 5%, 7/1/37	450,000	472,146
Wisconsin - 4.0%

Green Bay, Series A, 4%, 4/1/38	355,000	326,229
Wisconsin Health & Educational Facilities Authority, Series A, 4%, 11/15/35	400,000	370,522
		696,751

TOTAL INVESTMENTS - 98.6%
( Cost $18,388,414** )		17,371,511
NET OTHER ASSETS AND LIABILITIES - 1.4%		249,289

TOTAL NET ASSETS - 100.0%		$17,620,800

**	Aggregate cost for Federal tax purposes was $18,388,414.
(A)	Restricted. The cost of the security acquired on 4/5/13 is $518,843. The value is $511,581, representing 2.9% of net assets.
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Mutual Assurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp.
GO of AUTH	General Obligation of the Authority.
ST AID DIR DEP	State Aid Direct Deposit.
ST AID WITHHLDG	State Aid Withholding.
ST INTERCEPT	State Intercept.
TCRS	Transferable Custodial Receipts

See accompanying Notes to Financial Statements.

25

Madison Funds | October 31, 2022

Madison High Quality Bond Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - 37.7%
Communication Services - 2.5%
Comcast Corp., 3.15%, 3/1/26	$1,000,000	$939,098
Walt Disney Co., 3.8%, 3/22/30	1,100,000	1,001,300
		1,940,398
Consumer Discretionary - 3.4%
Cummins, Inc., 1.5%, 9/1/30	1,000,000	761,472
Home Depot, Inc., 2.7%, 4/15/30	1,100,000	933,436
NIKE, Inc., 2.75%, 3/27/27	1,000,000	914,491
		2,609,399
Consumer Staples - 5.3%
Coca-Cola Co., (A), 1%, 3/15/28	1,000,000	822,524
Hershey Co., 1.7%, 6/1/30	1,300,000	1,015,291
Kimberly-Clark Corp., 1.05%, 9/15/27	1,500,000	1,249,759
PepsiCo, Inc., 2.75%, 3/19/30	1,100,000	949,542
		4,037,116
Financials - 19.1%
Bank of America Corp., (SOFR + 1.010%) (B), 1.197%, 10/24/26	1,500,000	1,301,010
Bank of New York Mellon Corp., 2.2%, 8/16/23	1,000,000	980,587
Berkshire Hathaway Finance Corp., 2.875%, 3/15/32	1,000,000	830,363
BlackRock, Inc., 3.5%, 3/18/24	1,000,000	980,786
Charles Schwab Corp., 0.9%, 3/11/26	1,000,000	864,456
Huntington National Bank, 3.55%, 10/6/23	1,250,000	1,230,472
JPMorgan Chase & Co., (3 mo. USD LIBOR + 1.155%) (B), 3.22%, 3/1/25	1,500,000	1,448,704
Mastercard, Inc., 3.3%, 3/26/27	1,000,000	936,582
Morgan Stanley, 6.296%, 10/18/28	1,000,000	1,008,400
Public Storage, 1.95%, 11/9/28	1,000,000	822,376
State Street Corp., (SOFR + 0.940%) (B), 2.354%, 11/1/25	1,500,000	1,409,306
Truist Financial Corp., 2.85%, 10/26/24	1,250,000	1,192,849
Truist Financial Corp., (A), 1.95%, 6/5/30	1,000,000	768,088
Wells Fargo & Co., (SOFR + 1.087%) (B), 2.406%, 10/30/25	1,000,000	931,127
		14,705,106
Health Care - 1.5%
UnitedHealth Group, Inc., 2.875%, 3/15/23	1,200,000	1,192,138

Industrials - 1.1%
Emerson Electric Co., 2%, 12/21/28	1,000,000	832,661

Information Technology - 4.2%
Apple, Inc., 2.4%, 5/3/23	1,000,000	988,856
Salesforce, Inc., 3.25%, 4/11/23	1,300,000	1,292,080
Texas Instruments, Inc., 1.375%, 3/12/25	1,000,000	924,605
		3,205,541
Utilities - 0.6%
National Rural Utilities Cooperative Finance Corp., 1%, 6/15/26	500,000	432,777
Total Corporate Notes and Bonds
( Cost $32,391,800 )		28,955,136
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 62.0%

Fannie Mae - 8.5%
0.500%, 11/7/25	2,250,000	1,998,460
2.125%, 4/24/26	2,500,000	2,314,115
0.750%, 10/8/27 (A)	2,600,000	2,187,301
		6,499,876
Freddie Mac - 6.1%
0.375%, 4/20/23	2,500,000	2,452,115
0.375%, 7/21/25	2,500,000	2,237,482
		4,689,597
U.S. Treasury Notes - 47.4%
2.750%, 11/15/23	2,000,000	1,961,406
2.125%, 2/29/24	2,000,000	1,935,000
1.750%, 6/30/24	2,000,000	1,908,281
2.375%, 8/15/24	2,000,000	1,922,734
1.250%, 8/31/24	2,250,000	2,119,043
0.375%, 9/15/24	2,000,000	1,851,250
2.250%, 11/15/24	2,000,000	1,912,031
2.125%, 5/15/25	2,500,000	2,358,887
0.250%, 10/31/25	2,250,000	1,987,383
0.375%, 1/31/26	2,500,000	2,195,019
1.625%, 5/15/26	2,250,000	2,046,533
1.500%, 8/15/26	2,000,000	1,799,375
1.500%, 1/31/27	2,250,000	2,004,434
0.625%, 3/31/27	2,500,000	2,133,008
2.375%, 5/15/27	2,000,000	1,841,016
2.250%, 11/15/27	2,500,000	2,270,996
1.875%, 2/28/29	2,500,000	2,174,414
1.375%, 11/15/31	2,500,000	1,992,383
		36,413,193
Total U.S. Government and Agency Obligations
( Cost $52,140,507 )		47,602,666
	Shares
SHORT-TERM INVESTMENTS - 5.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (C), 3.01%	474,870	474,870
State Street Navigator Securities Lending Government Money Market Portfolio, 3.12% (C) (D)	3,636,243	3,636,243

Total Short-Term Investments
( Cost $4,111,113 )		4,111,113
TOTAL INVESTMENTS - 105.1%
( Cost $88,643,420** )		80,668,915
NET OTHER ASSETS AND LIABILITIES - (5.1%)		(3,883,187)
TOTAL NET ASSETS - 100.0%		$76,785,728

**	Aggregate cost for Federal tax purposes was $88,689,431.
(A)	All or a portion of these securities, with an aggregate fair value of $3,549,265, are on loan as part of a securities lending program. See footnote (D) and Note 11 for details on the securities lending program.
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2022.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
USD	United States Dollar.

See accompanying Notes to Financial Statements.

26

Madison Funds | October 31, 2022

Madison Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
ASSET BACKED SECURITIES - 5.2%
Americredit Automobile Receivables Trust, Series 2018-3, Class C, 3.74%, 10/18/24	$340,827	$340,371
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	198,906	194,519
Chesapeake Funding II LLC, Series 2018- 3A, Class B (A), 3.62%, 1/15/31	100,000	99,921
Chesapeake Funding II LLC, Series 2020- 1A, Class A1 (A), 0.87%, 8/15/32	78,962	76,931
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	355,882	355,108
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2 (A), 0.56%, 12/11/34	428,116	411,965
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	31,782	31,682
Enterprise Fleet Financing LLC, Series 2022-1, Class A2 (A), 3.03%, 1/20/28	1,000,000	968,636
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class B, 2.87%, 10/16/24	500,000	498,718
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class B, 2.54%, 8/18/25	1,000,000	962,505
JPMorgan Chase Bank NA, Series 2020-1, Class B (A), 0.991%, 1/25/28	235,311	230,856
JPMorgan Chase Bank NA, Series 2020-2, Class B (A), 0.84%, 2/25/28	417,007	405,474
JPMorgan Chase Bank NA, Series 2021-1, Class B (A), 0.875%, 9/25/28	410,041	395,172
JPMorgan Chase Bank NA, Series 2021-2, Class B (A), 0.889%, 12/26/28	364,150	349,214
JPMorgan Chase Bank NA, Series 2021-3, Class C (A), 0.86%, 2/26/29	450,898	426,194
LAD Auto Receivables Trust, Series 2021- 1A, Class A (A), 1.3%, 8/17/26	348,899	335,403
LAD Auto Receivables Trust, Series 2022- 1A, Class A (A), 5.21%, 6/15/27	1,082,259	1,062,472
Santander Revolving Auto Loan Trust, Series 2019-A, Class C (A), 3%, 1/26/32	500,000	458,017
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	1,350,000	1,330,478
Verizon Owner Trust, Series 2020-A, Class B, 1.98%, 7/22/24	350,000	344,579
Wheels SPV 2 LLC, Series 2019-1A, Class A3 (A), 2.35%, 5/22/28	112,909	112,476
Total Asset Backed Securities
( Cost $9,771,980 )		9,390,691
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.7%
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 (A) (B), 2.879%, 7/25/49	152,558	140,123
Bunker Hill Loan Depositary Trust, Series 2020-1, Class A1 (A) (C) (D), 1.724%, 2/25/55	139,936	132,625
CIM Trust, Series 2021-J2, Class A4 (A) (C) (D), 2.5%, 4/25/51	543,396	468,512
Federal Home Loan Mortgage Corp. REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	612,977	27,597
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA3, Class M1, (SOFR30A + 0.750%) (A) (C), 3.747%, 10/25/33	481,443	473,321
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R01, Class 1M1, (SOFR30A + 1.000%) (A) (C), 3.997%, 12/25/41	343,642	332,903
Federal National Mortgage Association REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	592,709	50,694
Federal National Mortgage Association REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	322,386	307,962
Federal National Mortgage Association REMICS, Series 2011-36, Class QB, 4%, 5/25/31	417,785	405,604
Federal National Mortgage Association REMICS, Series 2001-73, Class GZ, 6%, 12/25/31	92,425	93,065
Federal National Mortgage Association REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	79,437	80,009
Federal National Mortgage Association REMICS, Series 2020-44, Class TI, IO, 5.5%, 12/25/35	2,593,563	412,431
Federal National Mortgage Association REMICS, Series 2016-21, Class BA, 3%, 3/25/42	50,820	50,055
Flagstar Mortgage Trust, Series 2021- 9INV, Class A1 (A) (C) (D), 2.5%, 9/25/41	597,862	507,412
GCAT Trust, Series 2021-NQM1, Class A1 (A) (C) (D), 0.874%, 1/25/66	764,326	638,702
Government National Mortgage Association REMICS, Series 2015-53, Class IL, IO, 3%, 9/20/44	70,812	1,014
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class A2 (A) (C) (D), 2.5%, 5/25/51	514,803	405,386
JPMorgan Mortgage Trust, Series 2019-5, Class A3 (A) (C) (D), 4%, 11/25/49	27,590	26,172
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (C) (D), 3.5%, 2/25/50	99,221	86,824
JPMorgan Mortgage Trust, Series 2021-1, Class A3 (A) (C) (D), 2.5%, 6/25/51	693,471	535,885
JPMorgan Mortgage Trust, Series 2021-3, Class A3 (A) (C) (D), 2.5%, 7/25/51	905,083	705,293
JPMorgan Mortgage Trust, Series 2021-6, Class A4 (A) (C) (D), 2.5%, 10/25/51	782,361	663,999
JPMorgan Mortgage Trust, Series 2021- 14, Class A4 (A) (C) (D), 2.5%, 5/25/52	877,071	742,187
JPMorgan Wealth Management, Series 2020-ATR1, Class A3 (A) (C) (D), 3%, 2/25/50	150,522	124,339
PSMC Trust, Series 2019-2, Class A1 (A) (C) (D), 3.5%, 10/25/49	10,221	9,966
PSMC Trust, Series 2020-2, Class A2 (A) (C) (D), 3%, 5/25/50	129,647	111,835
PSMC Trust, Series 2021-1, Class A11 (A) (C) (D), 2.5%, 3/25/51	929,217	797,929
RCKT Mortgage Trust, Series 2021-6, Class A5 (A) (C) (D), 2.5%, 12/25/51	679,826	576,976
RCKT Mortgage Trust, Series 2022-1, Class A5 (A) (C) (D), 2.5%, 1/25/52	469,854	398,771
Sequoia Mortgage Trust, Series 2013-7, Class A2 (C) (D), 3%, 6/25/43	305,860	264,090
Towd Point HE Trust, Series 2021-HE1, Class A1 (A) (C) (D), 0.918%, 2/25/63	182,703	170,271
Wells Fargo Mortgage-Backed Securities Trust, Series 2019-2, Class A1 (A) (C) (D), 4%, 4/25/49	14,122	13,394
Wells Fargo Mortgage-Backed Securities Trust, Series 2021-INV2, Class A2 (A) (C) (D), 2.5%, 9/25/51	671,177	517,987
Total Collateralized Mortgage Obligations
( Cost $12,404,839 )		10,273,333
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.5%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	220,602	211,610
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.653%, 8/25/26	1,000,000	923,514
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K059, Class X1, IO (C) (D), 0.305%, 9/25/26	15,151,605	142,840
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	1,000,000	931,145
Federal National Mortgage Association- Aces, Series 2017-M15, Class ATS2 (C) (D), 3.158%, 11/25/27	807,219	749,925
FREMF Mortgage Trust, Series 2013-K33, Class B (A) (C) (D), 3.495%, 8/25/46	900,000	883,604
FREMF Mortgage Trust, Series 2015-K44, Class B (A) (C) (D), 3.719%, 1/25/48	750,000	711,925
GSAMP Trust, Series 2006-S5, Class M5 (D), 7.488% 9/25/36	722,000
Total Commercial Mortgage-Backed Securities
( Cost $4,928,796 )		4,554,563
CORPORATE NOTES AND BONDS - 26.4%
Communication Services - 2.7%
AT&T, Inc., 2.25%, 2/1/32	500,000	375,646
AT&T, Inc., 4.75%, 5/15/46	500,000	406,323
CCO Holdings LLC/CCO Holdings Capital Corp. (A), 4.75%, 3/1/30	300,000	252,120
Charter Communications Operating LLC/ Charter Communications Operating Capital, 4.908%, 7/23/25	500,000	485,571
Discovery Communications LLC, 5%, 9/20/37	250,000	192,458
eBay, Inc., 1.9%, 3/11/25	325,000	300,491
Expedia Group, Inc., 3.25%, 2/15/30	500,000	402,645
Hughes Satellite Systems Corp., 5.25%, 8/1/26	200,000	190,918
Meta Platforms, Inc. (A), 3.85%, 8/15/32	250,000	212,837
Netflix, Inc., 6.375%, 5/15/29	250,000	254,970
SBA Communications Corp. (E), 3.875%, 2/15/27	350,000	315,894
T-Mobile USA, Inc., 2.625%, 4/15/26	400,000	360,988
VeriSign, Inc. (E), 2.7%, 6/15/31	500,000	387,430
Verizon Communications, Inc., 4.4%, 11/1/34	500,000	432,395
Verizon Communications, Inc., 3.4%, 3/22/41	500,000	354,333
		4,925,019

See accompanying Notes to Financial Statements.

27

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Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Consumer Discretionary - 1.9%
7-Eleven, Inc. (A), 1.8%, 2/10/31	400,000	294,938
7-Eleven, Inc. (A), 2.5%, 2/10/41	250,000	151,450
Advance Auto Parts, Inc., 1.75%, 10/1/27	250,000	204,082
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (A), 5.5%, 4/20/26	350,000	333,992
Hilton Domestic Operating Co., Inc. (A), 5.375%, 5/1/25	350,000	344,750
Home Depot, Inc., 3.35%, 4/15/50	250,000	172,796
Lowe’s Cos., Inc., 3%, 10/15/50	500,000	298,847
Lowe’s Cos., Inc., 4.25%, 4/1/52	750,000	555,052
QVC, Inc., 4.75%, 2/15/27	250,000	199,670
Southwest Airlines Co., 5.125%, 6/15/27	500,000	487,723
Tractor Supply Co., 1.75%, 11/1/30	550,000	407,857
		3,451,157
Consumer Staples - 1.2%
Bunge Ltd. Finance Corp., 1.63%, 8/17/25	500,000	447,368
Conagra Brands, Inc., 0.5%, 8/11/23	600,000	577,273
Hormel Foods Corp., 1.8%, 6/11/30	200,000	158,515
Keurig Dr Pepper, Inc., 3.8%, 5/1/50	300,000	208,238
Mars, Inc. (A), 3.875%, 4/1/39	400,000	319,136
Mars, Inc. (A), 2.375%, 7/16/40	350,000	222,959
Performance Food Group, Inc. (A), 5.5%, 10/15/27	325,000	307,196
		2,240,685
Energy - 2.7%
Boardwalk Pipelines LP, 4.45%, 7/15/27	400,000	369,340
Eastern Gas Transmission & Storage, Inc., 3%, 11/15/29	350,000	294,322
Energy Transfer LP, 5.25%, 4/15/29	275,000	257,536
EnLink Midstream Partners LP, 5.45%, 6/1/47	400,000	304,000
Kinder Morgan, Inc., 5.55%, 6/1/45	400,000	344,644
Marathon Petroleum Corp., 4.7%, 5/1/25	275,000	269,041
Marathon Petroleum Corp., 3.8%, 4/1/28	600,000	538,372
MPLX LP, 2.65%, 8/15/30	350,000	275,306
ONEOK, Inc., 5.85%, 1/15/26	150,000	148,931
Phillips 66, 0.9%, 2/15/24	500,000	472,988
Phillips 66, 2.15%, 12/15/30	500,000	387,215
Pioneer Natural Resources Co., 2.15%, 1/15/31	325,000	251,167
Sunoco LP/Sunoco Finance Corp., 6%, 4/15/27	300,000	292,356
Valero Energy Corp., 6.625%, 6/15/37	500,000	500,199
Valero Energy Corp., 4%, 6/1/52	175,000	123,175
		4,828,592
Financials - 8.2%
Air Lease Corp., 2.875%, 1/15/26	500,000	444,379
Air Lease Corp., 1.875%, 8/15/26	250,000	209,595
American Express Co., 5.849%, 11/5/27	500,000	500,000
American International Group, Inc., 4.75%, 4/1/48	150,000	123,342
Athene Global Funding (A) (E), 1.45%, 1/8/26	500,000	432,329
Bank of America Corp., Series N, (SOFR + 0.910%) (C), 1.658%, 3/11/27	400,000	345,361
Bank of America Corp., (5 year CMT + 2.000%) (C), 3.846%, 3/8/37	350,000	280,156
Bank of New York Mellon Corp., 5.834%, 10/25/33	500,000	500,250
Belrose Funding Trust (A), 2.33%, 8/15/30	350,000	259,622
Berkshire Hathaway Finance Corp., 2.875%, 3/15/32	500,000	415,182
Berkshire Hathaway Finance Corp., 3.85%, 3/15/52	350,000	255,860
BlackRock, Inc., 2.1%, 2/25/32	350,000	266,938
Bread Financial Holdings, Inc. (A) (F), 4.75%, 12/15/24	500,000	436,595
Capital One Financial Corp., (SOFR + 2.057%) (C), 4.927%, 5/10/28	350,000	325,202
Capital One Financial Corp., (SOFR + 1.790%) (C), 3.273%, 3/1/30	350,000	287,621
Citigroup, Inc., (SOFR + 2.086%) (C), 4.91%, 5/24/33	350,000	317,971
Empower Finance 2020 LP (A), 3.075%, 9/17/51	350,000	197,941
Fifth Third Bancorp, 2.55%, 5/5/27	350,000	305,264
Fifth Third Bancorp, (SOFR + 1.660%) (C), 4.337%, 4/25/33	350,000	303,168
Five Corners Funding Trust II (A), 2.85%, 5/15/30	250,000	203,228
GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	400,000	298,164
Goldman Sachs BDC, Inc., 2.875%, 1/15/26	400,000	360,724
Goldman Sachs Group, Inc., (SOFR + 0.913%) (C), 1.948%, 10/21/27	500,000	424,445
Huntington Bancshares, Inc., (5 year CMT + 1.170%) (C), 2.487%, 8/15/36	700,000	484,539
Huntington National Bank, (SOFR + 1.205%) (C), 4.008%, 5/16/25	500,000	487,183
Intercontinental Exchange, Inc., 3.75%, 9/21/28	250,000	227,746
Intercontinental Exchange, Inc., 4.6%, 3/15/33	350,000	321,217
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 2.625%, 10/15/31	450,000	319,743
JPMorgan Chase & Co., (3 mo. USD SOFR + 0.695%) (C), 1.04%, 2/4/27	650,000	552,597
KKR Group Finance Co. VIII LLC (A), 3.5%, 8/25/50	250,000	160,251
Liberty Mutual Group, Inc. (A), 3.95%, 5/15/60	150,000	89,962
M&T Bank Corp., 3.55%, 7/26/23	250,000	247,291
Morgan Stanley, (SOFR + 1.990%) (C), 2.188%, 4/28/26	175,000	159,656
Morgan Stanley, (SOFR + 1.020%) (C), 1.928%, 4/28/32	500,000	361,379
MPT Operating Partnership LP/MPT Finance Corp. (E), 5%, 10/15/27	250,000	214,075
NASDAQ, Inc., 1.65%, 1/15/31	450,000	331,253
Old Republic International Corp., 3.85%, 6/11/51	300,000	193,775
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	250,000	187,449
PNC Bank NA, 2.7%, 10/22/29	250,000	202,595
Public Storage, 1.95%, 11/9/28	250,000	205,594
Regions Financial Corp., 1.8%, 8/12/28	500,000	406,232
State Street Corp., (SOFR + 1.490%) (C), 3.031%, 11/1/34	250,000	203,057
Teachers Insurance & Annuity Association of America (A), 3.3%, 5/15/50	300,000	192,037
Truist Bank, 2.25%, 3/11/30	325,000	252,563
Truist Financial Corp., (SOFR + 0.609%) (C), 1.267%, 3/2/27	500,000	431,315
Wells Fargo & Co., (SOFR + 2.000%) (C), 2.188%, 4/30/26	350,000	318,376
Welltower, Inc., 2.05%, 1/15/29	500,000	393,061
Weyerhaeuser Co., 3.375%, 3/9/33	300,000	239,239
		14,675,522
Health Care - 2.2%
Baxter International, Inc., 2.272%, 12/1/28	400,000	328,771
Block, Inc. (E), 2.75%, 6/1/26	450,000	402,462
Centene Corp., 2.45%, 7/15/28	500,000	411,432
Cigna Corp., 4.9%, 12/15/48	500,000	422,872
CVS Health Corp., 5.125%, 7/20/45	500,000	428,603
Gartner, Inc. (A), 4.5%, 7/1/28	400,000	370,692
Health Care Service Corp. A Mutual Legal Reserve Co. (A), 2.2%, 6/1/30	250,000	194,672
Humana, Inc., 1.35%, 2/3/27	250,000	209,407
PerkinElmer, Inc., 0.55%, 9/15/23	425,000	408,486
United Rentals North America, Inc., 5.5%, 5/15/27	250,000	241,875
UnitedHealth Group, Inc., 2.3%, 5/15/31	300,000	240,206
UnitedHealth Group, Inc., 3.7%, 8/15/49	250,000	184,702
Zoetis, Inc., 3%, 5/15/50	250,000	156,932
		4,001,112
Industrials - 3.1%
Ashtead Capital, Inc. (A), 2.45%, 8/12/31	600,000	429,942
Ball Corp., 4.875%, 3/15/26	475,000	455,777
Boeing Co., 2.196%, 2/4/26	400,000	353,742
Boeing Co., 3.625%, 2/1/31	350,000	290,366
Boeing Co., 5.805%, 5/1/50	350,000	299,932
Carlisle Cos., Inc., 3.5%, 12/1/24	500,000	479,577
Carrier Global Corp., 3.577%, 4/5/50	200,000	133,694
Martin Marietta Materials, Inc., 3.2%, 7/15/51	500,000	309,834
Otis Worldwide Corp., 2.565%, 2/15/30	350,000	285,062
Quanta Services, Inc., 2.9%, 10/1/30	500,000	394,186
TD SYNNEX Corp., 1.75%, 8/9/26	500,000	422,224
TD SYNNEX Corp., 2.65%, 8/9/31	250,000	184,502
Textron, Inc., 2.45%, 3/15/31	250,000	191,406
TransDigm, Inc. (A), 6.25%, 3/15/26	475,000	467,566
Vontier Corp., 1.8%, 4/1/26	300,000	248,535
WRKCo, Inc., 3.9%, 6/1/28	350,000	314,496
WRKCo, Inc., 3%, 6/15/33	300,000	227,368
		5,488,209
Information Technology - 2.3%
Broadcom, Inc. (A), 3.187%, 11/15/36	12,000	8,151
Dell International LLC/EMC Corp., 8.35%, 7/15/46	87,000	92,180
Dell International LLC/EMC Corp., (A), 3.45%, 12/15/51	625,000	351,862

See accompanying Notes to Financial Statements.

28

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Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Fiserv, Inc., 3.5%, 7/1/29	750,000	650,246
HP, Inc., 2.65%, 6/17/31	600,000	439,242
Intuit, Inc., 1.65%, 7/15/30	250,000	192,352
Iron Mountain, Inc. (A), 4.5%, 2/15/31	275,000	224,019
Lam Research Corp., 1.9%, 6/15/30	200,000	156,594
Marvell Technology, Inc., 4.2%, 6/22/23	500,000	496,362
Oracle Corp., 3.95%, 3/25/51	750,000	487,527
Salesforce, Inc., 2.9%, 7/15/51	500,000	320,442
VMware, Inc., 2.2%, 8/15/31	500,000	363,586
Workday, Inc., 3.7%, 4/1/29	300,000	267,075
		4,049,638
Materials - 0.6%
Arconic Corp. (A), 6%, 5/15/25	250,000	247,547
Celanese U.S. Holdings LLC, 6.165%,
7/15/27	250,000	236,047
International Flavors & Fragrances, Inc.
(A), 3.468%, 12/1/50	500,000	310,353
LYB International Finance III LLC, 3.625%,
4/1/51	400,000	249,040
		1,042,987
Utilities - 1.5%
AES Corp., 1.375%, 1/15/26	400,000	345,387
Berkshire Hathaway Energy Co., 1.65%,
5/15/31	350,000	261,324
Duke Energy Corp., 3.75%, 9/1/46	500,000	342,248
Florida Power & Light Co., 2.875%,
12/4/51	700,000	444,288
Interstate Power & Light Co., 3.5%,
9/30/49	250,000	169,408
NextEra Energy Capital Holdings, Inc.,
1.9%, 6/15/28	600,000	495,076
PECO Energy Co., 3.05%, 3/15/51	750,000	478,540
Wisconsin Electric Power Co., 1.7%,
6/15/28	300,000	249,265
		2,785,536
Total Corporate Notes and Bonds
( Cost $58,062,963 )		47,488,457
FOREIGN CORPORATE BONDS - 2.2%
Communication Services - 0.3%
Alibaba Group Holding Ltd. (E), 2.125%,
2/9/31	500,000	359,196
Vodafone Group PLC, 5%, 5/30/38	250,000	210,853
		570,049
Consumer Discretionary - 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. (A),
4.75%, 10/20/28	250,000	232,506
Financials - 1.0%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust, 1.75%, 1/30/26	500,000	425,601
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust, 4.625%, 10/15/27	250,000	224,716
Avolon Holdings Funding Ltd. (A),
2.125%, 2/21/26	500,000	409,853
Toronto-Dominion Bank, 4.456%, 6/8/32	300,000	269,351
UBS Group AG, (1 year CMT + 2.050%) (A)
(C), 4.703%, 8/5/27	400,000	371,650
		1,701,171
Health Care - 0.6%
Royalty Pharma PLC, 2.2%, 9/2/30	500,000	378,080
Royalty Pharma PLC, 3.55%, 9/2/50	500,000	304,115
STERIS Irish FinCo UnLtd Co. (E), 3.75%,
3/15/51	500,000	330,427
		1,012,622
Information Technology - 0.2%
Analog Devices, Inc., 1.7%, 10/1/28	500,000	413,208
Total Foreign Corporate Bonds
( Cost $4,898,073 )		3,929,556
MORTGAGE BACKED SECURITIES - 15.8%
Fannie Mae - 9.8%
3%, 9/1/30 Pool # 890696	321,733	302,567
3%, 12/1/30 Pool # AL8924	161,578	152,369
7%, 11/1/31 Pool # 607515	3,972	4,042
3.5%, 12/1/31 Pool # MA0919	109,090	103,018
6.5%, 3/1/32 Pool # 631377	13,245	13,657
6.5%, 5/1/32 Pool # 636758	820	846
7%, 5/1/32 Pool # 644591	403	404
6.5%, 6/1/32 Pool # 545691	22,402	23,099
3.5%, 8/1/32 Pool # MA3098	141,373	134,335
3.5%, 9/1/32 Pool # MA3126	99,278	94,328
5.5%, 11/1/33 Pool # 555880	29,113	29,405
5%, 5/1/34 Pool # 780890	12,965	12,966
4%, 2/1/35 Pool # MA2177	275,501	257,878
5%, 8/1/35 Pool # 829670	27,059	26,771
5%, 9/1/35 Pool # 820347	43,856	43,859
5%, 9/1/35 Pool # 835699	38,114	37,203
3.5%, 12/1/35 Pool # MA2473	263,306	244,393
4.5%, 12/1/35 Pool # 745147	4,497	4,333
5%, 12/1/35 Pool # 850561	11,198	11,158
6%, 11/1/36 Pool # 902510	35,034	36,265
6%, 10/1/37 Pool # 947563	34,864	36,091
6.5%, 12/1/37 Pool # 889072	25,701	26,859
6.5%, 8/1/38 Pool # 987711	60,098	62,679
3%, 11/1/39 Pool # MA3831	109,420	96,349
4%, 9/1/40 Pool # AE3039	281,764	263,136
4%, 1/1/41 Pool # AB2080	207,824	195,266
2.5%, 5/1/41 Pool # MA4334	1,371,885	1,165,555
5.5%, 7/1/41 Pool # AL6588	202,484	207,435
4%, 9/1/41 Pool # AJ1406	96,680	90,351
4%, 10/1/41 Pool # AJ4046	287,513	269,915
3.5%, 11/1/41 Pool # AB3867	107,514	97,641
2.5%, 3/1/42 Pool # MA4571	1,911,944	1,616,054
2.5%, 3/1/42 Pool # CB3076	723,624	608,493
4%, 3/1/42 Pool # AL1998	424,260	398,622
3.5%, 6/1/42 Pool # AO4134	466,611	423,778
3.5%, 8/1/42 Pool # AP2133	221,585	201,244
3%, 9/1/42 Pool # AP6568	57,864	50,720
3.5%, 9/1/42 Pool # AB6228	138,077	125,402
4%, 10/1/42 Pool # AP7363	288,244	270,531
3.5%, 1/1/43 Pool # AQ9326	274,236	249,042
3%, 2/1/43 Pool # AL3072	442,607	388,005
3.5%, 3/1/43 Pool # AT0310	223,924	203,351
3.5%, 4/1/43 Pool # AT2887	219,075	198,814
4%, 1/1/45 Pool # AS4257	69,695	65,310
4.5%, 10/1/46 Pool # MA2783	35,323	33,740
3%, 1/1/47 Pool # BE0108	359,109	312,017
2.5%, 12/1/47 Pool # FM3165	721,360	602,567
3%, 8/1/48 Pool # FS0517	869,007	755,066
4%, 11/1/50 Pool # FM5530	646,277	594,321
4%, 5/1/52 Pool # CB3627	1,234,088	1,124,658
4%, 5/1/52 Pool # CB3678	991,534	903,314
4%, 5/1/52 Pool # FS1704	470,208	430,487
4%, 5/1/52 Pool # FS1818	744,521	678,270
3.5%, 6/1/52 Pool # CB3845	980,681	865,112
4.5%, 8/1/52 Pool # CB4383	996,719	939,465
4.5%, 8/1/52 Pool # FS2605	498,722	468,903
5.5%, 10/1/52 Pool # MA4786	991,116	978,039
		17,529,498
Freddie Mac - 6.0%
4.5%, 2/1/25 Pool # J11722	18,616	18,519
4.5%, 5/1/25 Pool # J12247	40,648	40,361
8%, 6/1/30 Pool # C01005	288	303
6.5%, 1/1/32 Pool # C62333	9,480	9,785
2.5%, 2/1/32 Pool # ZS8641	233,202	216,731
3.5%, 8/1/32 Pool # C91485	123,874	117,121
4%, 5/1/33 Pool # G18693	219,764	212,854
4.5%, 6/1/34 Pool # C01856	160,829	155,037
2.5%, 6/1/35 Pool # RC1421	355,453	320,927
6.5%, 11/1/36 Pool # C02660	3,783	3,983
5.5%, 1/1/37 Pool # G04593	107,241	109,978
5.5%, 11/1/37 Pool # A68787	66,660	68,374
5.5%, 12/1/38 Pool # G05267	167,983	172,276
4.5%, 8/1/39 Pool # G08361	170,028	164,720
3.5%, 11/1/40 Pool # G06168	153,519	139,435
2%, 3/1/41 Pool # RB5105	1,026,517	849,592
2.5%, 6/1/41 Pool # SC0151	859,847	730,457
4%, 10/1/41 Pool # Q04092	309,161	289,077
4.5%, 3/1/42 Pool # G07491	189,394	183,557
3%, 9/1/42 Pool # C04233	259,908	228,137
3%, 2/1/43 Pool # Q15767	188,280	164,783
3%, 4/1/43 Pool # V80025	199,481	174,582
3%, 4/1/43 Pool # V80026	197,117	172,894
3.5%, 8/1/44 Pool # Q27927	212,283	191,969
3%, 7/1/45 Pool # G08653	308,606	268,779
3.5%, 8/1/45 Pool # Q35614	233,783	210,974
3%, 11/1/45 Pool # G08675	254,845	221,902
3%, 1/1/46 Pool # G08686	326,457	284,233
3%, 10/1/46 Pool # G60722	341,916	297,424
3.5%, 11/1/47 Pool # Q52079	280,736	252,619
2.5%, 4/1/48 Pool # QA2240	859,623	717,066
3%, 7/1/49 Pool # QA1033	389,112	332,695
3.5%, 4/1/52 Pool # SD0960	1,231,059	1,091,609

See accompanying Notes to Financial Statements.

29

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Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
3.5%, 5/1/52 Pool # RA7380	731,438	646,884
5.5%, 11/1/52 Pool # SD8268	1,750,000	1,729,604
		10,789,241
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	3,737	3,816
6.5%, 4/20/31 Pool # 3068	1,845	1,888
4%, 4/15/39 Pool # 698089	12,134	11,501
		17,205
Total Mortgage Backed Securities
( Cost $31,766,202 )		28,335,944
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 34.2%
U.S. Treasury Bonds - 8.2%
6.625%, 2/15/27	2,000,000	2,172,734
5.375%, 2/15/31	1,250,000	1,356,445
4.500%, 5/15/38	1,250,000	1,284,180
2.250%, 5/15/41	4,250,000	3,053,027
3.750%, 8/15/41	2,000,000	1,826,797
3.000%, 5/15/45	1,000,000	785,977
3.000%, 5/15/47	750,000	587,812
3.375%, 11/15/48	500,000	425,313
1.250%, 5/15/50	3,000,000	1,537,148
1.875%, 2/15/51	2,750,000	1,674,600
		14,704,033
U.S. Treasury Notes - 26.0%
2.750%, 2/15/24	3,250,000	3,171,035
2.250%, 12/31/24	5,750,000	5,483,164
2.250%, 11/15/25	6,750,000	6,327,861
0.375%, 1/31/26	5,500,000	4,829,043
1.500%, 8/15/26	5,000,000	4,498,438
2.375%, 5/15/27	6,000,000	5,523,047
2.875%, 5/15/28	3,500,000	3,256,504
2.625%, 2/15/29	6,000,000	5,462,812
0.625%, 8/15/30	4,500,000	3,472,207
1.375%, 11/15/31	6,000,000	4,781,719
		46,805,830
Total U.S. Government and Agency
Obligations
( Cost $70,958,150 )		61,509,863

	Shares
SHORT-TERM INVESTMENTS - 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (G), 3.01%	1,930,847	1,930,847
State Street Navigator Securities Lending Government Money Market Portfolio, 3.12% (G) (H)	1,807,640	1,807,640
Total Short-Term Investments
( Cost $3,738,487 )		3,738,487
TOTAL INVESTMENTS - 94.1%
( Cost $196,529,490** )		169,220,894
NET OTHER ASSETS AND LIABILITIES - 5.9%		10,574,428
TOTAL NET ASSETS - 100.0%		$179,795,322

**	Aggregate cost for Federal tax purposes was $196,751,318.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Stepped rate security. Rate shown is as of October 31, 2022.
(C)	Floating rate or variable rate note. Rate shown is as of October 31, 2022.
(D)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at October 31, 2022.
(E)	All or a portion of these securities, with an aggregate fair value of $1,761,280, are on loan as part of a securities lending program. See footnote (H) and Note 11 for details on the securities lending program.
(F)	Restricted. The cost of the security acquired on 12/17/19 is $500,00. The value is $436,595, representing 0.2% of net assets.
(G)	7-day yield.
(H)	Represents investments of cash collateral received in connection with securities lending.

CMT	Constant Maturity Treasury.
DAC	Designated Activity Company.
FREMF	Freddie Mac Multifamily Securities.
IO	Interest Only.
LLC	Limited Liability Company.
PLC	Public Limited Company.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
SOFR 30 A	30-day SOFR Average.
STACR	Structured Agency Credit Risk
USD	United States Dollar.

See accompanying Notes to Financial Statements.

30

Madison Funds | October 31, 2022

Madison Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
COMMON STOCKS - 69.3%
Communication Service - 1.8%
Comcast Corp., Class A	92,500	$2,935,950
Consumer Discretionary - 6.1%
Home Depot, Inc.	12,900	3,820,077
McDonald’s Corp.	11,979	3,266,194
Starbucks Corp.	18,950	1,640,880
Target Corp.	6,915	1,135,789
		9,862,940
Consumer Staples - 5.7%
Archer-Daniels-Midland Co.	36,950	3,583,411
Coca-Cola Co.	32,250	1,930,163
PepsiCo, Inc.	11,125	2,020,077
Procter & Gamble Co.	13,100	1,764,177
		9,297,828
Energy - 8.2%
Baker Hughes Co.	110,900	3,067,494
Chevron Corp.	19,000	3,437,100
EOG Resources, Inc.	27,100	3,699,692
Kinder Morgan, Inc.	167,500	3,035,100
		13,239,386
Financials - 13.4%
Aflac, Inc.	41,300	2,689,043
BlackRock, Inc.	5,000	3,229,550
CME Group, Inc.	17,100	2,963,430
JPMorgan Chase & Co.	26,600	3,348,408
Morgan Stanley	21,400	1,758,438
Northern Trust Corp.	20,500	1,729,175
Travelers Cos., Inc.	25,400	4,685,284
U.S. Bancorp	31,950	1,356,277
		21,759,605
Health Care - 11.1%
Bristol-Myers Squibb Co.	50,700	3,927,729
CVS Health Corp.	40,600	3,844,820
Johnson & Johnson	24,800	4,314,456
Medtronic PLC	35,600	3,109,304
Pfizer, Inc.	59,400	2,765,070
		17,961,379
Industrials - 9.9%
Caterpillar, Inc.	15,400	3,333,484
Emerson Electric Co.	21,550	1,866,230
Fastenal Co.	44,900	2,170,017
Honeywell International, Inc.	15,800	3,223,516
PACCAR, Inc.	37,000	3,582,710
Union Pacific Corp.	9,100	1,793,974
		15,969,931
Information Technology - 6.5%
Analog Devices, Inc.	8,175	1,165,919
Automatic Data Processing, Inc.	6,950	1,679,815
Cisco Systems, Inc.	74,000	3,361,820
Paychex, Inc.	11,200	1,325,072
Texas Instruments, Inc.	18,500	2,971,655
		10,504,281
Materials - 2.8%
Air Products & Chemicals, Inc.	12,147	3,041,609
Newmont Corp.	36,200	1,531,984
		4,573,593
Real Estate - 1.5%
American Tower Corp., REIT	11,300	2,341,247

Utilities - 2.3%
Dominion Energy, Inc.	53,600	3,750,392
Total Common Stocks
( Cost $87,453,214 )		112,196,532

	Par Value
ASSET BACKED SECURITIES - 1.0%
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	$92,823	90,775
Chesapeake Funding II LLC, Series 2018- 3A, Class B (A), 3.62%, 1/15/31	100,000	99,921
Chesapeake Funding II LLC, Series 2020- 1A, Class A1 (A), 0.87%, 8/15/32	39,481	38,466
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	120,168	119,907
Dell Equipment Finance Trust, Series 2021- 1, Class A3 (A), 0.43%, 5/22/26	140,000	136,101
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2 (A), 0.56%, 12/11/34	91,739	88,278
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	19,069	19,009
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class B, 2.87%, 10/16/24	150,000	149,616
JPMorgan Chase Bank NA, Series 2021-2, Class B (A), 0.889%, 12/26/28	121,383	116,405
JPMorgan Chase Bank NA, Series 2021-3, Class C (A), 0.86%, 2/26/29	131,170	123,984
LAD Auto Receivables Trust, Series 2021- 1A, Class A (A), 1.3%, 8/17/26	116,300	111,801
LAD Auto Receivables Trust, Series 2022- 1A, Class A (A), 5.21%, 6/15/27	194,807	191,245
Santander Revolving Auto Loan Trust, Series 2019-A, Class C (A), 3%, 1/26/32	150,000	137,405
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	91,667	90,341
Verizon Owner Trust, Series 2020-A, Class B, 1.98%, 7/22/24	100,000	98,451
Total Asset Backed Securities
( Cost $1,667,610 )		1,611,705

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.4%
CIM Trust, Series 2021-J2, Class A4 (A) (B) (C), 2.5%, 4/25/51	144,906	124,937
Federal Home Loan Mortgage Corp. REMICS, Series 3187, Class Z, 5%, 7/15/36	99,469	98,333
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA3, Class M1, (SOFR30A + 0.750%) (A) (B), 3.747%, 10/25/33	108,325	106,497
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R01, Class 1M1, (SOFR30A + 1.000%) (A) (B), 3.997%, 12/25/41	137,457	133,161
Federal National Mortgage Association REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	73,688	70,391
Federal National Mortgage Association REMICS, Series 2011-36, Class QB, 4%, 5/25/31	104,446	101,401
Federal National Mortgage Association REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	37,236	37,504
Federal National Mortgage Association REMICS, Series 2020-44, Class TI, IO, 5.5%, 12/25/35	884,863	140,712
Federal National Mortgage Association REMICS, Series 2016-21, Class BA, 3%, 3/25/42	20,328	20,022
Flagstar Mortgage Trust, Series 2021-9INV, Class A1 (A) (B) (C), 2.5%, 9/25/41	85,409	72,487
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class A2 (A) (B) (C), 2.5%, 5/25/51	171,601	135,129
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (B) (C), 3.5%, 2/25/50	30,487	26,678
JPMorgan Mortgage Trust, Series 2021-1, Class A3 (A) (B) (C), 2.5%, 6/25/51	198,135	153,110
JPMorgan Mortgage Trust, Series 2021-3, Class A3 (A) (B) (C), 2.5%, 7/25/51	113,135	88,162
JPMorgan Mortgage Trust, Series 2021-6, Class A4 (A) (B) (C), 2.5%, 10/25/51	273,826	232,400
JPMorgan Wealth Management, Series 2020-ATR1, Class A3 (A) (B) (C), 3%, 2/25/50	60,209	49,735
PSMC Trust, Series 2019-2, Class A1 (A) (B) (C), 3.5%, 10/25/49	2,044	1,993
PSMC Trust, Series 2021-1, Class A11 (A) (B) (C), 2.5%, 3/25/51	199,968	171,714
RCKT Mortgage Trust, Series 2021-6, Class A5 (A) (B) (C), 2.5%, 12/25/51	181,287	153,860
RCKT Mortgage Trust, Series 2022-1, Class A5 (A) (B) (C), 2.5%, 1/25/52	187,942	159,508
Sequoia Mortgage Trust, Series 2013-7, Class A2 (B) (C), 3%, 6/25/43	146,688	126,656
Towd Point HE Trust, Series 2021-HE1, Class A1 (A) (B) (C), 0.918%, 2/25/63	91,351	85,136
Wells Fargo Mortgage-Backed Securities Trust, Series 2019-2, Class A1 (A) (B) (C), 4%, 4/25/49	23,419	22,213
Total Collateralized Mortgage Obligations
( Cost $2,643,861 )		2,311,739

COMMERCIAL MORTGAGE-BACKED
SECURITIES - 0.8%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	137,876	132,256
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	600,000	558,687
Federal National Mortgage Association- Aces, Series 2013-M12, Class APT (B) (C), 2.444%, 3/25/23	81,512	80,684

See accompanying Notes to Financial Statements.

31

Madison Funds | October 31, 2022

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Federal National Mortgage Association- Aces, Series 2017-M15, Class ATS2 (B) (C), 3.158%, 11/25/27	224,227	208,313
FREMF Mortgage Trust, Series 2015-K44, Class B (A) (B) (C), 3.719%, 1/25/48	240,000	227,816
GSAMP Trust, Series 2006-S5, Class M5 (C), 7.488% 9/25/36	534,000	_

Total Commercial Mortgage-Backed Securities
( Cost $1,294,524 )		1,207,756
CORPORATE NOTES AND BONDS - 8.4%
Communication Services - 1.0%
AT&T, Inc., 2.25%, 2/1/32	150,000	112,694
AT&T, Inc., 4.75%, 5/15/46	200,000	162,529
Charter Communications Operating LLC/ Charter Communications Operating Capital, 4.908%, 7/23/25	200,000	194,228
Comcast Corp., 4.15%, 10/15/28	275,000	258,158
Discovery Communications LLC, 5%, 9/20/37	125,000	96,229
eBay, Inc., 1.9%, 3/11/25	50,000	46,229
eBay, Inc. (D), 2.6%, 5/10/31	250,000	196,283
Expedia Group, Inc., 3.25%, 2/15/30	200,000	161,058
Meta Platforms, Inc. (A), 3.85%, 8/15/32	100,000	85,135
T-Mobile USA, Inc., 2.625%, 4/15/26	100,000	90,247
Verizon Communications, Inc., 4.329%, 9/21/28	150,000	140,570
Verizon Communications, Inc., 3.875%, 2/8/29	100,000	90,551
		1,633,911
Consumer Discretionary - 0.7%
7-Eleven, Inc. (A), 1.8%, 2/10/31	100,000	73,734
Hilton Domestic Operating Co., Inc. (A), 5.375%, 5/1/25	100,000	98,500
Home Depot, Inc., 3.35%, 4/15/50	100,000	69,118
Lowe’s Cos., Inc., 3%, 10/15/50	250,000	149,424
Lowe’s Cos., Inc., 4.25%, 4/1/52	125,000	92,509
McDonald’s Corp., 4.875%, 12/9/45	300,000	258,686
Southwest Airlines Co., 5.25%, 5/4/25	50,000	49,697
Southwest Airlines Co., 5.125%, 6/15/27	200,000	195,089
Tractor Supply Co., 1.75%, 11/1/30	125,000	92,695
		1,079,452
Consumer Staples - 0.4%
Conagra Brands, Inc., 0.5%, 8/11/23	150,000	144,318
Hormel Foods Corp., 1.8%, 6/11/30	100,000	79,258
Keurig Dr Pepper, Inc., 3.8%, 5/1/50	75,000	52,059
Mars, Inc. (A), 2.375%, 7/16/40	250,000	159,257
Mars, Inc. (A), 3.95%, 4/1/49	200,000	152,825
Performance Food Group, Inc. (A), 5.5%, 10/15/27	50,000	47,261
Sysco Corp., 5.95%, 4/1/30	42,000	42,881
		677,859
Energy - 1.4%
BP Capital Markets America, Inc., 3.119%, 5/4/26	200,000	186,333
ConocoPhillips Co., 4.15%, 11/15/34	129,000	108,834
Eastern Gas Transmission & Storage, Inc., 3%, 11/15/29	150,000	126,138
Energy Transfer LP, 5.25%, 4/15/29	75,000	70,237
Exxon Mobil Corp., 4.114%, 3/1/46	125,000	99,779
Kinder Morgan, Inc., 5.55%, 6/1/45	200,000	172,322
Marathon Petroleum Corp., 4.7%, 5/1/25	100,000	97,833
MPLX LP, 4.8%, 2/15/29	150,000	138,604
MPLX LP, 2.65%, 8/15/30	100,000	78,659
Phillips 66, 2.15%, 12/15/30	200,000	154,886
Phillips 66, 4.65%, 11/15/34	150,000	134,202
Pioneer Natural Resources Co., 2.15%, 1/15/31	75,000	57,961
Schlumberger Holdings Corp., (A), 4%, 12/21/25	20,000	19,226
Schlumberger Holdings Corp., (A), 3.9%, 5/17/28	292,000	265,074
Valero Energy Corp., 6.625%, 6/15/37	250,000	250,099
Valero Energy Corp., 4%, 6/1/52	50,000	35,193
Valero Energy Partners LP, 4.5%, 3/15/28	300,000	282,259
		2,277,639
Financials - 2.4%
Air Lease Corp., 1.875%, 8/15/26	100,000	83,838
Bank of America Corp., Series N, (SOFR + 0.910%) (B), 1.658%, 3/11/27	200,000	172,681
Bank of America Corp., (5 year CMT + 2.000%) (B), 3.846%, 3/8/37	150,000	120,067
Belrose Funding Trust (A), 2.33%, 8/15/30	100,000	74,178
Berkshire Hathaway Finance Corp., 3.85%, 3/15/52	100,000	73,103
BlackRock, Inc., 2.1%, 2/25/32	150,000	114,402
Capital One Financial Corp., (SOFR + 2.057%) (B) (D), 4.927%, 5/10/28	125,000	116,144
Capital One Financial Corp., (SOFR + 1.790%) (B), 3.273%, 3/1/30	100,000	82,177
Cboe Global Markets, Inc., 3.65%, 1/12/27	130,000	121,646
Citigroup, Inc., (SOFR + 2.086%) (B), 4.91%, 5/24/33	75,000	68,137
Empower Finance 2020 LP (A), 3.075%, 9/17/51	100,000	56,555
Fifth Third Bancorp, 2.55%, 5/5/27	125,000	109,023
Fifth Third Bancorp, (SOFR + 1.660%) (B), 4.337%, 4/25/33	125,000	108,274
GLP Capital LP/GLP Financing II, Inc. (D), 3.25%, 1/15/32	100,000	74,541
Goldman Sachs BDC, Inc., 2.875%, 1/15/26	100,000	90,181
Goldman Sachs Group, Inc.,(SOFR + 0.913%) (B), 1.948%, 10/21/27	350,000	297,111
Healthpeak Properties, Inc., 3.25%, 7/15/26	50,000	45,896
Huntington Bancshares, Inc., (5 year CMT + 1.170%) (B) (D), 2.487%, 8/15/36	200,000	138,440
Intercontinental Exchange, Inc., 4.6%, 3/15/33	100,000	91,776
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 2.625%, 10/15/31	125,000	88,817
JPMorgan Chase & Co., (3 mo. USD SOFR + 0.695%) (B), 1.04%, 2/4/27	200,000	170,030
KKR Group Finance Co. VIII LLC (A), 3.5%, 8/25/50	125,000	80,125
Liberty Mutual Group, Inc. (A), 3.95%, 5/15/60	25,000	14,994
Morgan Stanley, 3.875%, 1/27/26	100,000	94,476
Morgan Stanley, (SOFR + 1.020%) (B), 1.928%, 4/28/32	100,000	72,276
NASDAQ, Inc., 1.65%, 1/15/31	175,000	128,820
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	100,000	74,980
PNC Financial Services Group, Inc., 3.45%, 4/23/29	300,000	262,986
Public Storage, 1.85%, 5/1/28	200,000	165,880
Synchrony Financial, 3.7%, 8/4/26	150,000	134,647
Teachers Insurance & Annuity Association of America (A), 3.3%, 5/15/50	100,000	64,012
Truist Bank, 2.25%, 3/11/30	50,000	38,856
Truist Financial Corp., (SOFR + 0.609%) (B), 1.267%, 3/2/27	200,000	172,526
Wells Fargo & Co., (SOFR + 2.100%) (B), 2.393%, 6/2/28	100,000	85,394
Welltower, Inc., 2.05%, 1/15/29	100,000	78,612
Weyerhaeuser Co., 3.375%, 3/9/33	150,000	119,619
		3,885,220
Health Care - 0.7%
Block, Inc. (D), 2.75%, 6/1/26	100,000	89,436
Centene Corp., 2.45%, 7/15/28	150,000	123,430
Cigna Corp., 4.375%, 10/15/28	50,000	47,049
CVS Health Corp., 5.125%, 7/20/45	250,000	214,302
Gartner, Inc. (A), 4.5%, 7/1/28	100,000	92,673
Health Care Service Corp. A Mutual Legal Reserve Co. (A), 2.2%, 6/1/30	50,000	38,934
PerkinElmer, Inc., 0.55%, 9/15/23	250,000	240,286
United Rentals North America, Inc., 5.5%, 5/15/27	50,000	48,375
UnitedHealth Group, Inc., 3.7%, 8/15/49	50,000	36,940
Zoetis, Inc., 3%, 9/12/27	200,000	179,127
Zoetis, Inc., 3%, 5/15/50	100,000	62,773
		1,173,325
Industrials - 0.6%
Ashtead Capital, Inc. (A), 2.45%, 8/12/31	125,000	89,571
Boeing Co., 2.196%, 2/4/26	100,000	88,435
Boeing Co., 3.625%, 2/1/31	125,000	103,702
Boeing Co., 5.805%, 5/1/50	50,000	42,848
Martin Marietta Materials, Inc., 3.2%, 7/15/51	200,000	123,933
Otis Worldwide Corp., 2.565%, 2/15/30	125,000	101,808
Quanta Services, Inc., 2.9%, 10/1/30	150,000	118,256
TD SYNNEX Corp., 2.65%, 8/9/31	50,000	36,900
Textron, Inc., 2.45%, 3/15/31	100,000	76,563
TransDigm, Inc. (A) (D), 6.25%, 3/15/26	75,000	73,826
Vulcan Materials Co., 3.5%, 6/1/30	100,000	84,843
WRKCo, Inc., 3.9%, 6/1/28	125,000	112,320
		1,053,005
Information Technology - 0.5%
Broadcom, Inc. (A), 3.187%, 11/15/36	10,000	6,792
Dell International LLC/EMC Corp., 8.35%, 7/15/46	19,000	20,131
Dell International LLC/EMC Corp. (A), 3.45%, 12/15/51	150,000	84,447
HP, Inc., 2.65%, 6/17/31	200,000	146,414
Intel Corp., 3.734%, 12/8/47	272,000	188,577

See accompanying Notes to Financial Statements.

32

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Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Intuit, Inc., 1.65%, 7/15/30	125,000	96,176
Iron Mountain, Inc. (A), 4.5%, 2/15/31	50,000	40,731
Oracle Corp., 3.95%, 3/25/51	150,000	97,506
Salesforce, Inc., 2.9%, 7/15/51	100,000	64,088
		744,862
Materials - 0.3%
Celanese U.S. Holdings LLC, 6.165%, 7/15/27	100,000	94,419
DuPont de Nemours, Inc., 4.725%, 11/15/28	180,000	172,432
International Flavors & Fragrances, Inc. (A), 1.832%, 10/15/27	250,000	203,785
		470,636
Utilities - 0.4%
AES Corp., 1.375%, 1/15/26	150,000	129,521
Berkshire Hathaway Energy Co., 1.65%, 5/15/31	125,000	93,330
Florida Power & Light Co., 2.875%, 12/4/51	150,000	95,205
Interstate Power & Light Co., 3.5%, 9/30/49	100,000	67,763
PECO Energy Co., 3.05%, 3/15/51	193,000	123,144
Wisconsin Electric Power Co., 1.7%, 6/15/28	100,000	83,088
		592,051
Total Corporate Notes and Bonds
( Cost $16,494,171 )		13,587,960
FOREIGN CORPORATE BONDS - 0.6%
Financials - 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 1/30/26	150,000	127,680
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.625%, 10/15/27	150,000	134,829
Avolon Holdings Funding Ltd. (A), 2.125%, 2/21/26	150,000	122,956
Bank of Montreal, Series E, 3.3%, 2/5/24	110,000	107,289
Toronto-Dominion Bank, 4.456%, 6/8/32	100,000	89,784
		582,538
Health Care - 0.3%
Royalty Pharma PLC, 2.2%, 9/2/30	250,000	189,040
Royalty Pharma PLC, 3.55%, 9/2/50	250,000	152,058
STERIS Irish FinCo UnLtd Co. (D), 3.75%, 3/15/51	150,000	99,128
		440,226
Total Foreign Corporate Bonds
( Cost $1,289,301 )		1,022,764
LONG TERM MUNICIPAL BONDS - 0.3%
General - 0.3%
Hillsboro School District No 1J, General Obligation, 4.355%, 6/30/34	200,000	191,052
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	325,000	329,688
University of Massachusetts Building Authority Revenue, Series B, 6.573%, 5/1/39	35,000	35,029
Total Long Term Municipal Bonds
( Cost $631,273 )		555,769
MORTGAGE BACKED SECURITIES - 5.3%
Fannie Mae - 3.3%
3%, 9/1/30 Pool # 890696	67,460	63,441
3%, 12/1/30 Pool # AL8924	107,719	101,580
7%, 11/1/31 Pool # 607515	3,972	4,042
3.5%, 12/1/31 Pool # MA0919	173,795	164,121
7%, 5/1/32 Pool # 644591	646	647
3.5%, 8/1/32 Pool # MA3098	47,124	44,778
3.5%, 9/1/32 Pool # MA3126	40,392	38,378
5.5%, 10/1/33 Pool # 254904	20,404	20,831
4%, 2/1/35 Pool # MA2177	119,384	111,747
5%, 8/1/35 Pool # 829670	15,732	15,565
5%, 9/1/35 Pool # 835699	23,724	23,157
5%, 9/1/35 Pool # 820347	26,159	26,161
3%, 12/1/35 Pool # AS6267	87,426	79,911
5%, 12/1/35 Pool # 850561	6,816	6,792
4%, 6/1/36 Pool # AL8618	81,383	76,175
5.5%, 9/1/36 Pool # 831820	35,929	36,225
5.5%, 10/1/36 Pool # 901723	4,428	4,368
5.5%, 12/1/36 Pool # 903059	32,980	32,941
3%, 11/1/39 Pool # MA3831	54,710	48,174
2.5%, 5/1/41 Pool # MA4334	214,357	182,118
4.5%, 7/1/41 Pool # AB3274	60,452	58,513
5.5%, 7/1/41 Pool # AL6588	60,745	62,230
2.5%, 3/1/42 Pool # CB3076	241,208	202,831
2.5%, 3/1/42 Pool # MA4571	238,993	202,007
3.5%, 6/1/42 Pool # AO4134	109,362	99,323
4%, 6/1/42 Pool # MA1087	65,115	61,179
3.5%, 8/1/42 Pool # AP2133	66,476	60,373
3.5%, 8/1/42 Pool # AO8100	37,041	33,641
4%, 10/1/42 Pool # AP7363	123,533	115,942
3%, 2/1/43 Pool # AB8563	71,155	62,317
3%, 2/1/43 Pool # AL3072	135,125	118,455
3%, 2/1/43 Pool # AB8486	109,162	95,649
3%, 3/1/43 Pool # AB8818	105,393	92,312
3.5%, 3/1/43 Pool # AT0310	63,978	58,100
4%, 1/1/45 Pool # AS4257	36,682	34,374
4%, 1/1/45 Pool # MA2145	111,774	104,741
4.5%, 2/1/45 Pool # MA2193	71,498	69,205
3.5%, 12/1/45 Pool # AS6309	59,776	53,844
3%, 1/1/47 Pool # BE0108	119,703	104,006
2.5%, 12/1/47 Pool # FM3165	240,453	200,856
3.5%, 12/1/47 Pool # MA3210	114,277	102,507
4%, 7/1/48 Pool # MA3415	29,511	27,280
3%, 8/1/48 Pool # FS0517	217,252	188,767
4%, 11/1/50 Pool # FM5530	215,426	198,107
4%, 5/1/52 Pool # FS1818	248,174	226,090
4%, 5/1/52 Pool # FS1704	141,062	129,146
4%, 5/1/52 Pool # CB3678	247,883	225,828
4%, 5/1/52 Pool # CB3627	493,635	449,863
3.5%, 6/1/52 Pool # CB3845	245,170	216,278
4.5%, 8/1/52 Pool # CB4383	249,180	234,866
4.5%, 8/1/52 Pool # FS2605	249,361	234,452
5.5%, 10/1/52 Pool # MA4786	198,223	195,608
		5,399,842
Freddie Mac - 2.0%
4.5%, 2/1/25 Pool # J11722	4,654	4,630
4.5%, 5/1/25 Pool # J12247	4,355	4,324
8%, 6/1/30 Pool # C01005	533	560
6.5%, 1/1/32 Pool # C62333	14,220	14,678
2.5%, 2/1/32 Pool # ZS8641	155,468	144,488
2.5%, 6/1/35 Pool # RC1421	118,484	106,976
4.5%, 8/1/39 Pool # G08361	85,014	82,360
3.5%, 11/1/40 Pool # G06168	81,435	73,964
2%, 3/1/41 Pool # RB5105	410,607	339,837
2.5%, 6/1/41 Pool # SC0151	214,962	182,614
4.5%, 9/1/41 Pool # Q03516	50,010	48,323
4%, 10/1/41 Pool # Q04092	73,074	68,327
3%, 8/1/42 Pool # G08502	72,326	63,486
3%, 9/1/42 Pool # C04233	47,851	42,002
3%, 4/1/43 Pool # V80026	131,411	115,262
3%, 4/1/43 Pool # V80025	132,987	116,388
3.5%, 8/1/44 Pool # Q27927	164,519	148,776
3%, 7/1/45 Pool # G08653	102,869	89,593
3.5%, 8/1/45 Pool # Q35614	116,892	105,487
3%, 10/1/46 Pool # G60722	111,123	96,663
4%, 3/1/47 Pool # Q46801	41,493	38,647
3.5%, 12/1/47 Pool # Q52955	147,976	133,140
2.5%, 4/1/48 Pool # QA2240	191,027	159,348
3%, 7/1/49 Pool # QA1033	115,682	98,910
3.5%, 4/1/52 Pool # SD0960	492,424	436,644
3.5%, 5/1/52 Pool # RA7380	243,813	215,628
5.5%, 11/1/52 Pool # SD8268	250,000	247,086
		3,178,141
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	5,232	5,343
6.5%, 4/20/31 Pool # 3068	3,075	3,147
		8,490
Total Mortgage Backed Securities
( Cost $9,652,576 )		8,586,473
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 11.0%
U.S. Treasury Bonds - 2.6%
6.625%, 2/15/27	700,000	760,457
2.250%, 5/15/41	1,500,000	1,077,539
3.750%, 8/15/41	400,000	365,359
3.000%, 5/15/42	400,000	322,875
2.500%, 2/15/45	500,000	358,418
2.500%, 5/15/46	200,000	142,164
3.000%, 2/15/48	250,000	196,602
1.250%, 5/15/50	1,250,000	640,478
1.875%, 2/15/51	500,000	304,473
		4,168,365
U.S. Treasury Notes - 8.4%
2.250%, 12/31/24	1,250,000	1,191,992
2.000%, 8/15/25	1,750,000	1,636,934
2.250%, 11/15/25	2,000,000	1,874,922
0.375%, 1/31/26	1,500,000	1,317,012
1.500%, 8/15/26	1,500,000	1,349,531
2.375%, 5/15/27	505,000	464,857

See accompanying Notes to Financial Statements.

33

Madison Funds | October 31, 2022

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
0.375%, 9/30/27	1,000,000	828,750
2.875%, 5/15/28	1,100,000	1,023,473
2.625%, 2/15/29	1,750,000	1,593,320
0.625%, 8/15/30	1,500,000	1,157,402
1.375%, 11/15/31	1,400,000	1,115,734
		13,553,927
Total U.S. Government and Agency
Obligations
( Cost $20,759,673 )		17,722,292

	Shares
SHORT-TERM INVESTMENTS - 2.0%
State Street Institutional U.S. Government
Money Market Fund, Premier Class (E),
3.01%	2,670,763	2,670,763
State Street Navigator Securities Lending
Government Money Market Portfolio,
3.12% (E) (F)	596,503	596,503
Total Short-Term Investments
( Cost $3,267,266 )		3,267,266

TOTAL INVESTMENTS - 100.1%
( Cost $145,153,469** )		162,070,256
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(228,770)

TOTAL NET ASSETS - 100.0%		$161,841,486

**	Aggregate cost for Federal tax purposes was $145,284,902.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2022.
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(D)	All or a portion of these securities, with an aggregate fair value of $621,320, are on loan as part of a securities lending program. See footnote (F) and Note 11 for details on the securities lending program.
(E)	7-day yield.
(F)	Represents investments of cash collateral received in connection with securities lending.

BDC	Business Development Company.
CMT	Constant Maturity Treasury.
DAC	Designated Activity Company.
FREMF	Freddie Mac Multifamily.
IO	Interest Only.
LLC	Limited Liability Company.
LP	Limited Partnership.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
SOFR30A	30-day SOFR Average.
STACR	Structured Agency Credit Risk.
USD	United States Dollar.

See accompanying Notes to Financial Statements.

34

Madison Funds | October 31, 2022

Madison Covered Call & Equity Income Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
COMMON STOCKS - 73.0%
Communication Services - 6.4%
Alphabet, Inc., Class C * (A)	24,000	$2,271,840
Comcast Corp., Class A	27,500	872,850
Lumen Technologies, Inc.	189,000	1,391,040
T-Mobile U.S., Inc. * (A)	27,000	4,092,120
		8,627,850
Consumer Discretionary - 9.1%
Amazon.com, Inc. * (A)	15,000	1,536,600
Home Depot, Inc. (A)	7,000	2,072,910
Las Vegas Sands Corp. *	99,000	3,762,990
Nordstrom, Inc.	73,000	1,484,820
TJX Cos., Inc. (A)	48,500	3,496,850
		12,354,170
Energy - 8.5%
APA Corp. (A)	74,300	3,377,678
Baker Hughes Co.	140,000	3,872,400
EOG Resources, Inc. (A)	8,000	1,092,160
Transocean Ltd. *	850,000	3,128,000
		11,470,238
Financials - 6.3%
BlackRock, Inc. (A)	3,400	2,196,094
CME Group, Inc. (A)	9,800	1,698,340
JPMorgan Chase & Co. (A)	21,900	2,756,772
Morgan Stanley (A)	23,000	1,889,910
		8,541,116
Health Care - 9.7%
CVS Health Corp. (A)	35,300	3,342,910
Gilead Sciences, Inc. (A)	45,100	3,538,546
Medtronic PLC (A)	35,100	3,065,634
Stryker Corp. (A)	13,500	3,094,740
		13,041,830

Industrials - 6.2%
3M Co.	7,000	880,530
Caterpillar, Inc. (A)	7,000	1,515,220
FedEx Corp. (A)	11,900	1,907,332
Honeywell International, Inc. (A)	20,000	4,080,400
		8,383,482
Information Technology - 15.2%
Adobe, Inc. * (A)	10,500	3,344,250
Analog Devices, Inc. (A)	13,500	1,925,370
Ciena Corp. * (A)	43,000	2,059,700
Fiserv, Inc. * (A)	35,000	3,595,900
Microsoft Corp. (A)	14,000	3,249,820
PayPal Holdings, Inc. *	40,000	3,343,200
Visa, Inc., Class A (A)	14,800	3,065,968
		20,584,208
Materials - 6.1%
Air Products & Chemicals, Inc. (A)	8,000	2,003,200
Barrick Gold Corp.	206,000	3,096,180
Newmont Corp. (A)	74,000	3,131,680
		8,231,060
Real Estate - 1.2%
American Tower Corp., REIT (A)	8,000	1,657,520

Utilities - 4.3%
AES Corp. (A)	143,000	3,740,880
NextEra Energy, Inc. (A)	27,000	2,092,500
		5,833,380
Total Common Stocks
( Cost $115,996,321 )		98,724,854
EXCHANGE TRADED FUNDS - 0.6%
Stock Funds - 0.6%
VanEck Gold Miners ETF	36,500	881,840
Total Exchange Traded Funds
( Cost $1,399,224 )		881,840
SHORT-TERM INVESTMENTS - 28.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (B), 3.01%	38,077,149	38,077,149

Total Short-Term Investments
( Cost $38,077,149 )		38,077,149

TOTAL INVESTMENTS - 101.8% ( Cost $155,472,694**)		137,683,843

TOTAL CALL OPTIONS WRITTEN - (2.4%)		(3,267,835)
NET OTHER ASSETS AND LIABILITIES - 0.6%		782,701
TOTAL NET ASSETS - 100.0%		$135,198,709

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $155,662,363.

(A)	All or a portion of these securities’ positions, with a value of $76,892,844, represent covers (directly or through conversion rights) for outstanding options written.
(B)	7-day yield.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

Written Option Contracts Outstanding

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
Adobe, Inc.	$300.00	11/18/22	(20)	$(600,000)	$(47,250)	$(19,378)	$(27,872)
Adobe, Inc.	330.00	12/16/22	(65)	(2,145,000)	(96,688)	(68,838)	(27,850)
AES Corp.	24.00	11/18/22	(890)	(2,136,000)	(222,500)	(78,682)	(143,818)
AES Corp.	28.00	12/16/22	(26)	(72,800)	(1,690)	(1,663)	(27)
Air Products & Chemicals, Inc.	250.00	11/18/22	(80)	(2,000,000)	(65,200)	(40,717)	(24,483)
Alphabet, Inc., Class C	110.00	11/18/22	(100)	(1,100,000)	(1,500)	(26,406)	24,906
Amazon.com, Inc.	125.00	11/18/22	(142)	(1,775,000)	(1,988)	(48,133)	46,145
American Tower Corp.	200.00	11/18/22	(80)	(1,600,000)	(90,400)	(25,672)	(64,728)
Analog Devices, Inc.	160.00	12/16/22	(135)	(2,160,000)	(20,924)	(40,360)	19,436
APA Corp.	47.50	11/18/22	(400)	(1,900,000)	(60,000)	(50,115)	(9,885)
APA Corp.	50.00	12/16/22	(343)	(1,715,000)	(67,743)	(85,395)	17,652
BlackRock, Inc.	700.00	12/16/22	(34)	(2,380,000)	(37,060)	(45,562)	8,502
Caterpillar, Inc.	220.00	11/18/22	(70)	(1,540,000)	(34,125)	(29,327)	(4,798)
Ciena Corp.	45.00	12/16/22	(215)	(967,500)	(107,500)	(43,240)	(64,260)
Ciena Corp.	50.00	1/20/23	(215)	(1,075,000)	(61,813)	(24,503)	(37,310)
CME Group, Inc.	180.00	12/16/22	(98)	(1,764,000)	(34,300)	(45,985)	11,685
CVS Health Corp.	97.50	12/16/22	(175)	(1,706,250)	(49,350)	(34,485)	(14,865)
CVS Health Corp.	100.00	12/16/22	(178)	(1,780,000)	(34,087)	(39,430)	5,343
EOG Resources, Inc.	120.00	11/18/22	(80)	(960,000)	(142,400)	(36,574)	(105,826)
Fedex Corp.	165.00	11/18/22	(119)	(1,963,500)	(38,972)	(51,396)	12,424
Fiserv, Inc.	100.00	11/18/22	(175)	(1,750,000)	(79,625)	(35,468)	(44,157)
Fiserv, Inc.	105.00	12/16/22	(175)	(1,837,500)	(58,625)	(37,110)	(21,515)
Gilead Sciences, Inc.	70.00	12/16/22	(162)	(1,134,000)	(149,445)	(37,708)	(111,737)
Gilead Sciences, Inc.	80.00	12/16/22	(63)	(504,000)	(13,387)	(9,308)	(4,079)
Home Depot, Inc.	280.00	11/18/22	(70)	(1,960,000)	(144,550)	(50,677)	(93,873)
Honeywell International, Inc.	190.00	11/18/22	(45)	(855,000)	(67,050)	(16,808)	(50,242)
Honeywell International, Inc.	190.00	12/16/22	(80)	(1,520,000)	(135,600)	(35,917)	(99,683)

See accompanying Notes to Financial Statements.

35

Madison Funds | October 31, 2022

Madison Covered Call & Equity Income Fund Portfolio of Investments - continued

						Premiums Paid	Unrealized Appreciation
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	(Received)	(Depreciation)
Honeywell International, Inc.	200.00	12/16/22	(75)	(1,500,000)	(73,875)	(39,425)	(34,450)
JPMorgan Chase & Co.	130.00	12/16/22	(110)	(1,430,000)	(39,600)	(35,636)	(3,964)
JPMorgan Chase & Co.	135.00	1/20/23	(109)	(1,471,500)	(37,605)	(38,591)	986
Medtronic PLC	90.00	12/16/22	(351)	(3,159,000)	(88,803)	(68,440)	(20,363)
Microsoft Corp.	250.00	11/18/22	(140)	(3,500,000)	(18,270)	(74,054)	55,784
Morgan Stanley	82.50	12/16/22	(230)	(1,897,500)	(87,975)	(53,122)	(34,853)
Newmont Corp.	45.00	12/16/22	(740)	(3,330,000)	(99,900)	(95,636)	(4,264)
NextEra Energy, Inc.	72.50	11/18/22	(270)	(1,957,500)	(155,250)	(60,471)	(94,779)
Stryker Corp.	230.00	12/16/22	(135)	(3,105,000)	(143,775)	(67,125)	(76,650)
T-Mobile U.S., Inc.	140.00	11/18/22	(40)	(560,000)	(50,300)	(19,158)	(31,142)
T-Mobile U.S., Inc.	145.00	12/16/22	(230)	(3,335,000)	(235,750)	(71,094)	(164,656)
TJX Cos., Inc.	70.00	11/18/22	(485)	(3,395,000)	(179,450)	(70,850)	(108,600)
Visa, Inc.	200.00	12/16/22	(148)	(2,960,000)	(193,510)	(84,946)	(108,564)
Total Call Options Written					$(3,267,835)	$(1,837,405)	$(1,430,430)
Total Options Written, at Value					$(3,267,835)	$(1,837,405)	$(1,430,430)

See accompanying Notes to Financial Statements.

36

Madison Funds | October 31, 2022

Madison Dividend Income Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 98.6%
Communication Service - 2.5%
Comcast Corp., Class A	235,000	$7,458,900
Consumer Discretionary - 8.7%
Home Depot, Inc.	34,000	10,068,420
McDonald’s Corp.	31,800	8,670,588
Starbucks Corp.	51,100	4,424,749
Target Corp.	19,000	3,120,750
		26,284,507
Consumer Staples - 8.2%
Archer-Daniels-Midland Co.	97,600	9,465,248
Coca-Cola Co.	86,300	5,165,055
PepsiCo, Inc.	29,800	5,411,084
Procter & Gamble Co.	34,000	4,578,780
		24,620,167
Energy - 11.6%
Baker Hughes Co.	293,000	8,104,380
Chevron Corp.	50,300	9,099,270
EOG Resources, Inc.	71,000	9,692,920
Kinder Morgan, Inc.	440,000	7,972,800
		34,869,370
Financials - 19.1%
Aflac, Inc.	108,500	7,064,435
BlackRock, Inc.	13,200	8,526,012
CME Group, Inc.	45,100	7,815,830
JPMorgan Chase & Co.	70,500	8,874,540
Morgan Stanley	57,000	4,683,690
Northern Trust Corp.	54,500	4,597,075
Travelers Cos., Inc.	67,000	12,358,820
U.S. Bancorp	86,000	3,650,700
		57,571,102
Health Care - 15.8%
Bristol-Myers Squibb Co.	134,000	10,380,980
CVS Health Corp.	107,500	10,180,250
Johnson & Johnson	65,500	11,395,035
Medtronic PLC	94,500	8,253,630
Pfizer, Inc.	157,000	7,308,350
		47,518,245
Industrials - 14.0%
Caterpillar, Inc.	41,000	8,874,860
Emerson Electric Co.	56,500	4,892,900
Fastenal Co.	119,200	5,760,936
Honeywell International, Inc.	42,000	8,568,840
PACCAR, Inc.	97,500	9,440,925
Union Pacific Corp.	24,400	4,810,216
		42,348,677
Information Technology - 9.3%
Analog Devices, Inc.	22,000	3,137,640
Automatic Data Processing, Inc.	18,600	4,495,620
Cisco Systems, Inc.	195,000	8,858,850
Paychex, Inc.	30,000	3,549,300
Texas Instruments, Inc.	49,000	7,870,870
		27,912,280
Materials - 4.0%
Air Products & Chemicals, Inc.	32,500	8,138,000
Newmont Corp.	96,500	4,083,880
		12,221,880
Real Estate - 2.1%
American Tower Corp., REIT	30,000	6,215,700

Utilities - 3.3%
Dominion Energy, Inc.	142,000	9,935,740
Total Common Stocks
( Cost $251,980,623 )		296,956,568
SHORT-TERM INVESTMENTS - 2.7%
State Street Institutional U.S. Government
Money Market Fund, Premier Class (A),
3.01%	8,138,000	8,138,000
Total Short-Term Investments
( Cost $8,138,000 )		8,138,000

TOTAL INVESTMENTS - 101.3%
( Cost $260,118,623** )		305,094,568
NET OTHER ASSETS AND LIABILITIES - (1.3%)		(3,807,040)
TOTAL NET ASSETS - 100.0%		$301,287,528

**	Aggregate cost for Federal tax purposes was $260,398,090.
(A)	7-day yield.

PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

Madison Investors Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 91.6%
Communication Services - 7.5%
Alphabet, Inc., Class C *	152,495	$14,435,177
Charter Communications, Inc., Class A *	21,704	7,978,824
		22,414,001
Consumer Discretionary - 17.3%
Amazon.com, Inc. *	82,925	8,494,837
Dollar Tree, Inc. *	100,324	15,901,354
Lowe’s Cos., Inc.	70,845	13,811,233
NIKE, Inc., Class B	27,121	2,513,574
TJX Cos., Inc.	156,439	11,279,252
		52,000,250
Financials - 24.5%
Arch Capital Group Ltd. *	332,740	19,132,550
Berkshire Hathaway, Inc., Class B *	41,387	12,212,890
Brookfield Asset Management, Inc.,
Class A	238,685	9,454,313
Marsh & McLennan Cos., Inc.	74,403	12,015,340
Progressive Corp.	92,200	11,838,480
US Bancorp	208,213	8,838,642
		73,492,215
Health Care - 9.9%
Alcon, Inc.	182,229	11,057,656
Becton Dickinson & Co.	46,429	10,955,851
Danaher Corp.	30,840	7,761,503
		29,775,010
Industrials - 14.0%
Copart, Inc. *	69,671	8,013,558
Ferguson PLC	41,342	4,517,027
Jacobs Solutions, Inc.	95,109	10,958,459
PACCAR, Inc.	126,531	12,251,997
Parker-Hannifin Corp.	22,060	6,411,077
		42,152,118
Information Technology - 18.4%
Accenture PLC, Class A	28,697	8,147,078
Adobe, Inc. *	10,314	3,285,009
Analog Devices, Inc.	79,517	11,340,715
Black Knight, Inc. *	46,282	2,798,673
Fiserv, Inc. *	102,176	10,497,562
TE Connectivity Ltd.	71,082	8,688,353
Visa, Inc., Class A	51,202	10,607,006
		55,364,396
Total Common Stocks
( Cost $173,373,881 )		275,197,990
INVESTMENT COMPANIES - 3.4%
Stock Funds - 3.4%
SPDR S&P 500 ETF Trust	26,362	10,181,268

Total Investment Companies
( Cost $10,245,999 )		10,181,268
SHORT-TERM INVESTMENTS - 2.9%
State Street Institutional U.S. Government
Money Market Fund, Premier Class (A),
3.01%	8,638,153	8,638,153

Total Short-Term Investments
( Cost $8,638,153 )		8,638,153

TOTAL INVESTMENTS - 97.9%
( Cost $192,258,033** )		294,017,411
NET OTHER ASSETS AND LIABILITIES - 2.1%		6,386,694
TOTAL NET ASSETS - 100.0%		$300,404,105

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $193,182,874.
(A)	7-day yield.

ETF	Exchange Traded Fund.
PLC	Public Limited Company.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

37

Madison Funds | October 31, 2022

Madison Sustainable Equity Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 88.1%
Communication Services - 6.5%
Alphabet, Inc., Class C *	3,906	$369,742
Walt Disney Co. *	2,176	231,831
		601,573
Consumer Discretionary - 8.9%
Home Depot, Inc.	745	220,617
McDonald’s Corp.	310	84,525
Target Corp.	1,921	315,524
TJX Cos., Inc.	2,922	210,676
		831,342
Consumer Staples - 8.1%
Costco Wholesale Corp.	719	360,579
Estee Lauder Cos., Inc., Class A	356	71,374
Nestle SA, ADR	1,226	133,278
PepsiCo, Inc.	484	87,885
Procter & Gamble Co.	712	95,885
		749,001
Financials - 9.3%
BlackRock, Inc.	341	220,255
JPMorgan Chase & Co.	1,838	231,367
Progressive Corp.	1,938	248,839
U.S. Bancorp	3,941	167,296
		867,757
Health Care - 17.7%
Becton Dickinson & Co.	893	210,721
Bristol-Myers Squibb Co.	3,330	257,975
Danaher Corp.	1,362	342,774
Eli Lilly & Co.	1,173	424,732
UnitedHealth Group, Inc.	613	340,307
Vertex Pharmaceuticals, Inc. *	209	65,208
		1,641,717
Industrials - 5.6%
Jacobs Solutions, Inc.	1,982	228,366
Union Pacific Corp.	636	125,381
United Parcel Service, Inc., Class B	967	162,234
		515,981
Information Technology - 23.6%
Accenture PLC, Class A	689	195,607
Analog Devices, Inc.	1,196	170,574
Apple, Inc.	2,513	385,343
Automatic Data Processing, Inc.	507	122,542
Cisco Systems, Inc.	2,157	97,992
Microsoft Corp.	1,985	460,778
QUALCOMM, Inc.	1,692	199,081
TE Connectivity Ltd.	1,673	204,491
Visa, Inc., Class A	1,700	352,172
		2,188,580
Materials - 4.5%
Ecolab, Inc.	1,149	180,473
Linde PLC	810	240,854
		421,327
Real Estate - 1.4%
American Tower Corp., REIT	636	131,773

Utilities - 2.5%
NextEra Energy, Inc.	2,967	229,943
Total Common Stocks
( Cost $9,106,299 )		8,178,994
SHORT-TERM INVESTMENTS - 7.5%
State Street Institutional U.S. Government
Money Market Fund, Premier Class (A),
3.01%	691,055	691,055
Total Short-Term Investments
( Cost $691,055 )		691,055
TOTAL INVESTMENTS - 95.6%
( Cost $9,797,354** )		8,870,049
NET OTHER ASSETS AND LIABILITIES - 4.4%		409,828
TOTAL NET ASSETS - 100.0%		$9,279,877

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $9,799,574.
(A)	7-day yield.

ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

38

Madison Funds | October 31, 2022

Madison Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 90.3%
Communication Services - 5.5%
Liberty Broadband Corp., Class C *	254,325	$21,472,660
Liberty Media Corp.-Liberty Formula One, Class A *	133,808	6,960,692
Take-Two Interactive Software, Inc. *	77,676	9,203,053
		37,636,405
Consumer Discretionary - 17.3%
CarMax, Inc. *	272,683	17,181,756
Dollar Tree, Inc. *	221,411	35,093,644
Floor & Decor Holdings, Inc., Class A *	249,683	18,319,242
Ross Stores, Inc.	368,821	35,292,481
Thor Industries, Inc.	150,247	12,240,623
		118,127,746
Consumer Staples - 1.0%
Brown-Forman Corp., Class B	102,125	6,944,500

Financials - 27.6%
Capital Markets - 4.3%
Brookfield Asset Management, Inc., Class A	400,771	15,874,540
Moelis & Co., Class A	313,811	13,324,415
		29,198,955
Commercial Banks - 2.0%
Glacier Bancorp, Inc.	238,172	13,642,492

Insurance - 21.3%
Arch Capital Group Ltd. *	975,082	56,067,215
Brown & Brown, Inc.	492,938	28,979,825
Markel Corp. *	14,400	17,367,840
Progressive Corp.	170,790	21,929,436
W R Berkley Corp.	281,595	20,945,036
		145,289,352
Health Care - 3.5%
Laboratory Corp. of America Holdings	107,649	23,883,007

Industrials - 13.8%
Armstrong World Industries, Inc.	133,191	10,065,244
Carlisle Cos., Inc.	105,843	25,275,308
Copart, Inc. *	188,265	21,654,240
Expeditors International of Washington,
Inc.	124,012	12,134,574
PACCAR, Inc.	253,485	24,544,953
		93,674,319
Information Technology - 21.6%
Amphenol Corp., Class A	281,925	21,378,373
Arista Networks, Inc. *	188,791	22,817,280
Black Knight, Inc. *	259,366	15,683,862
CDW Corp.	135,586	23,430,617
Gartner, Inc. *	127,499	38,494,498
Microchip Technology, Inc.	110,443	6,818,751
MKS Instruments, Inc.	221,444	18,191,624
		146,815,005
Total Common Stocks
( Cost $368,675,344 )		615,211,781
EXCHANGE TRADED FUNDS - 3.9%
Stock Funds - 3.9%
iShares Russell Mid-Cap ETF	389,964	26,365,466
Total Exchange Traded Funds
( Cost $24,835,239 )		26,365,466
SHORT-TERM INVESTMENTS - 4.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (A), 3.01%	33,707,859	33,707,859
Total Short-Term Investments
( Cost $33,707,859 )		33,707,859

TOTAL INVESTMENTS - 99.1% ( Cost $427,218,442** )		675,285,106
NET OTHER ASSETS AND LIABILITIES - 0.9%		5,854,740
TOTAL NET ASSETS - 100.0%		$681,139,846

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $427,062,176.
(A)	7-day yield.
ETF	Exchange Traded Fund.

Madison Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 92.6%
Communication Services - 7.4%
Cogent Communications Holdings, Inc.	73,151	$3,841,159
Gogo, Inc. *	258,608	3,677,406
Magnite, Inc. *	356,998	2,602,515
Radius Global Infrastructure, Inc., Class A *	363,575	3,399,426
		13,520,506
Consumer Discretionary - 7.4%
Ollie’s Bargain Outlet Holdings, Inc. *	31,996	1,791,776
OneSpaWorld Holdings Ltd. *	412,424	3,740,686
Revolve Group, Inc. * (A)	72,118	1,730,832
Shake Shack, Inc., Class A *	71,815	3,990,760
Xometry, Inc., Class A *	38,640	2,320,718
		13,574,772
Consumer Staples - 9.3%
Edgewell Personal Care Co.	118,308	4,636,490
Hain Celestial Group, Inc. *	161,001	3,012,329
Primo Water Corp.	322,398	4,703,787
Simply Good Foods Co. *	122,174	4,679,264
		17,031,870
Financials - 9.3%
Arch Capital Group Ltd. *	65,456	3,763,720
Axis Capital Holdings Ltd.	103,840	5,676,933
BRP Group, Inc., Class A *	105,302	2,985,312
Texas Capital Bancshares, Inc. *	79,207	4,752,420
		17,178,385
Health Care - 6.0%
Encompass Health Corp.	116,146	6,322,988
Globus Medical, Inc., Class A *	69,156	4,633,452
		10,956,440
Industrials - 16.6%
Armstrong World Industries, Inc.	50,054	3,782,581
Carlisle Cos., Inc.	15,497	3,700,684
Concrete Pumping Holdings, Inc. *	263,413	1,687,160
Crane Holdings Co.	33,169	3,328,177
Helios Technologies, Inc.	32,740	1,856,031
Hillman Solutions Corp. *	362,277	2,829,383
Robert Half International, Inc.	35,140	2,686,804
Saia, Inc. *	13,600	2,704,496
WillScot Mobile Mini Holdings Corp. *	187,794	7,986,879
		30,562,195
Information Technology - 30.2%
Communications Equipment - 1.6%
Ciena Corp. *	61,275	2,935,072

Electronic Equipment, Instruments &
Components - 3.9%
CTS Corp.	85,278	3,370,187
National Instruments Corp.	100,724	3,845,642
		7,215,829
IT Services - 2.6%
BigCommerce Holdings, Inc., Series 1 *	150,594	2,237,827
LiveRamp Holdings, Inc. *	137,341	2,521,581
		4,759,408
Semiconductors & Semiconductor
Equipment - 5.1%
Entegris, Inc.	58,957	4,677,648
FormFactor, Inc. *	87,545	1,769,285
Power Integrations, Inc.	44,035	2,937,575
		9,384,508
Software - 17.0%
Alteryx, Inc., Class A *	50,163	2,444,443
Box, Inc., Class A *	234,285	6,805,979
CommVault Systems, Inc. *	66,772	4,065,747
Model N, Inc. *	136,179	5,174,802
New Relic, Inc. *	61,602	3,649,303
PTC, Inc. *	45,199	5,325,798
Varonis Systems, Inc. *	138,809	3,715,917
		31,181,989
Materials - 6.4%
Chemours Co.	79,828	2,285,476
Huntsman Corp.	98,542	2,636,984
Olin Corp.	56,697	3,002,106
Summit Materials, Inc., Class A *	144,069	3,796,218
		11,720,784

Total Common Stocks
( Cost $155,264,461 )		170,021,758
SHORT-TERM INVESTMENTS - 9.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (B), 3.01%	16,104,214	16,104,214
State Street Navigator Securities Lending Government Money Market Portfolio, 3.12% (B) (C)	718,085	718,085
Total Short-Term Investments
( Cost $16,822,299 )		16,822,299
TOTAL INVESTMENTS - 101.7% ( Cost $172,086,760**)		186,844,057
NET OTHER ASSETS AND LIABILITIES - (1.7%)		(3,165,088)
TOTAL NET ASSETS - 100.0%		$183,678,969

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $172,382,142.
(A)	All or a portion of these securities, with an aggregate fair value of $1,193,134 are on loan as part of a securities lending program. See footnote (C) and Note 11 for details on the securities lending program.
(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.

See accompanying Notes to Financial Statements.

39

Madison Funds | October 31, 2022

Madison International Stock Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 97.2%
Australia - 1.9%
Treasury Wine Estates Ltd.	27,357	$226,611

Brazil - 4.8%
Itau Unibanco Holding SA, ADR	44,215	257,331
Pagseguro Digital Ltd., Class A *	11,819	161,684
XP, Inc., Class A *	7,641	140,060
		559,075
Canada - 6.0%
Cameco Corp.	12,452	295,362
Canadian Pacific Railway Ltd.	2,125	158,291
Manulife Financial Corp.	15,317	253,496
		707,149
China - 4.2%
Alibaba Group Holding Ltd., ADR *	2,161	137,396
Ping An Insurance Group Co. of China
Ltd., Class H	42,378	169,520
Tencent Holdings Ltd.	6,840	179,155
		486,071
Denmark - 2.2%
Genmab AS *	679	261,712

France - 10.3%
Air Liquide SA	1,486	194,288
Airbus SE	2,747	297,479
EssilorLuxottica SA	1,021	161,793
Hermes International	118	152,822
LVMH Moet Hennessy Louis Vuitton SE	258	162,925
Worldline SA *	5,279	231,216
		1,200,523
Germany - 8.4%
adidas AG	1,067	104,371
Deutsche Telekom AG	12,611	238,838
KION Group AG	6,478	143,850
SAP SE, ADR	1,889	181,457
Siemens AG	1,721	188,174
Symrise AG	1,275	130,223
		986,913
Hong Kong - 1.3%
AIA Group Ltd.	19,944	151,047
India - 8.3%
HDFC Bank Ltd., ADR	5,631	350,868
Infosys Ltd., ADR	11,217	210,094
Larsen & Toubro Ltd., GDR	16,777	404,326
		965,288
Ireland - 1.7%
Kerry Group PLC, Class A	2,330	202,631

Israel - 1.7%
CyberArk Software Ltd. *	1,302	204,297

Italy - 1.5%
Ferrari NV	870	171,190

Japan - 14.7%
CyberAgent, Inc.	15,784	129,928
Keyence Corp.	467	176,882
Lasertec Corp.	1,500	214,768
Murata Manufacturing Co. Ltd.	3,388	166,330
Nidec Corp.	2,100	116,344
Pan Pacific International Holdings Corp.	10,700	175,653
Shin-Etsu Chemical Co. Ltd.	1,300	135,862
Shiseido Co. Ltd.	3,900	135,206
Sony Group Corp.	3,246	218,037
Toray Industries, Inc.	50,379	245,466
		1,714,476
Mexico - 3.5%
Grupo Mexico SAB de CV, Series B	61,349	220,990
Wal-Mart de Mexico SAB de CV, ADR	4,886	189,332
		410,322
Netherlands - 3.8%
ASML Holding NV	464	219,203
NXP Semiconductors NV	1,560	227,885
		447,088
Norway - 1.3%
Norsk Hydro ASA	23,100	146,606

Singapore - 2.3%
DBS Group Holdings Ltd.	11,100	268,169

Switzerland - 7.2%
Lonza Group AG	335	172,426
Nestle SA	1,145	124,683
Partners Group Holding AG	182	163,470
Roche Holding AG	642	213,209
Sika AG	773	174,308
		848,096
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing
Co. Ltd., ADR	2,118	130,363

United Kingdom - 11.0%
AstraZeneca PLC	2,267	266,583
Diageo PLC	4,699	193,890
London Stock Exchange Group PLC	2,174	188,631
Prudential PLC	20,095	186,848
Shell PLC	16,148	445,185
		1,281,137
Total Common Stocks
( Cost $14,755,493 )		11,368,764
SHORT-TERM INVESTMENTS - 2.3%
United States - 2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (A), 3.01%	273,059	273,059

Total Short-Term Investments
( Cost $273,059 )		273,059

TOTAL INVESTMENTS - 99.5%
( Cost $15,028,552** )		11,641,823
NET OTHER ASSETS AND LIABILITIES - 0.5%		58,680
TOTAL NET ASSETS - 100.0%		$11,700,503

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $15,072,576.
(A)	7-day yield.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

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41

Madison Funds | October 31, 2022

Statements of Assets and Liabilities as of October 31, 2022

	Conservative	Moderate	Aggressive	Tax-Free	Tax-Free	High Quality	Core	Diversified
	Allocation	Allocation	Allocation	Virginia	National	Bond	Bond	Income
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investments in unaffiliated securities, at fair value†§	$44,029,119	$85,114,841	$50,158,189	$17,330,967	$17,371,511	$80,668,915	$169,220,894	$162,070,256
Investments in affiliated securities, at fair value1‡	16,652,325	26,723,467	12,098,452	–	–	–	–	–
Cash	–	–	–	184,994	21,152	12,030	416,107	–
Receivables:
Fund shares sold	1,278	13,216	7,105	50	–	179,568	11,568,895	3,467
Dividends and Interest	27,505	34,013	9,127	244,262	243,931	351,568	1,209,209	593,439
Total assets	60,710,227	111,885,537	62,272,873	17,760,273	17,636,594	81,212,081	182,415,105	162,667,162
Liabilities:
Payables:
Investments purchased	–	–	–	–	–	–	499,640	–
Fund shares repurchased	25,460	6,089	15,600	958	1,583	758,429	41,343	62,768
Upon return of securities loaned	9,946,617	9,381,355	9,027,676	–	–	3,636,243	1,807,640	596,503
Advisory agreement fees	8,588	17,155	8,822	7,578	6,042	19,974	55,993	85,990
Administrative services agreement fees	10,735	21,442	11,027	5,305	5,287	11,707	11,401	26,459
Distribution fees - Class B	826	2,233	1,215	–	–	–	159	1,682
Distribution fees - Class C	9,078	3,999	1,422	–	–	–	–	13,806
Shareholder service fees	10,677	21,052	10,798	–	–	–	7,008	35,833
Dividends	–	–	–	693	2,882	–	196,599	2,635
Total liabilities	10,011,981	9,453,325	9,076,560	14,534	15,794	4,426,353	2,619,783	825,676
Net assets applicable to outstanding capital stock	$50,698,246	$102,432,212	$53,196,313	$17,745,739	$17,620,800	$76,785,728	$179,795,322	$161,841,486
Net assets consist of:
Paid-in capital	$57,721,475	$108,497,578	$55,084,893	$19,103,076	$18,511,311	$85,884,836	$210,775,978	$135,625,983
Accumulated distributable earnings (loss)	(7,023,229)	(6,065,366)	(1,888,580)	(1,357,337)	(890,511)	(9,099,108)	(30,980,656)	26,215,503
Net Assets	$50,698,246	$102,432,212	$53,196,313	$17,745,739	$17,620,800	$76,785,728	$179,795,322	$161,841,486
Class A Shares:
Net Assets	$35,083,618	$92,668,998	$48,969,263				$32,990,388	$136,578,376
Shares of beneficial interest outstanding	3,964,416	9,665,214	4,982,870				3,814,937	9,069,608
Net Asset Value and redemption price per share	$8.85	$9.59	$9.83				$8.65	$15.06
Sales charge of offering price[2]	0.54	0.59	0.60				0.41	0.92
Maximum offering price per share	$9.39	$10.18	$10.43				$9.06	$15.98
Class B Shares:
Net Assets	$1,299,431	$3,518,757	$1,943,693				$247,832	$2,739,069
Shares of beneficial interest outstanding	144,473	371,462	205,984				28,668	180,160
Net Asset Value and redemption price per share[3]	$8.99	$9.47	$9.44				$8.64	$15.20
Class C Shares:
Net Assets	$14,315,197	$6,244,457	$2,283,357					$22,524,041
Shares of beneficial interest outstanding	1,590,242	658,294	241,718					1,481,097
Net Asset Value and redemption price per share[3]	$9.00	$9.49	$9.45					$15.21
Class Y Shares:
Net Assets				$17,745,739	$17,620,800	$61,707,413	$6,953,540
Shares of beneficial interest outstanding				1,717,128	1,811,686	6,179,068	808,627
Net Asset Value and redemption price per share[3]				$10.33	$9.73	$9.99	$8.60
Class I Shares:[5]
Net Assets						$15,078,315	$45,962,562
Shares of beneficial interest outstanding						1,500,219	5,368,070
Net Asset Value and redemption price per share[3]						$10.05	$8.56
Class R6 Shares:[4]
Net Assets							$93,641,000
Shares of beneficial interest outstanding							10,942,676
Net Asset Value and redemption price per share[3]							$8.56

† Cost of Investments in unaffiliated securities	$46,254,526	$87,943,693	$51,568,656	$18,572,495	$18,388,414	$88,643,420	$196,529,490	$145,153,469
‡ Cost of investments in affiliated securities[1]	$19,353,446	$28,804,180	$11,732,768	$–	$–	$–	$–	$–
§ Fair Value of securities on loan	$9,705,876	$10,806,578	$8,801,868	$–	$–	$3,549,265	$1,761,280	$621,320

[1]	See Note 14 for information on affiliated issuers.
[2]	Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation, Aggressive Allocation and 4.50% for the Core Bond and Diversified Funds.
[3]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.
[4]	The Core Bond Fund launched Class R6 shares on February 28, 2022, and the share Class commenced operations effective March 1, 2022.
[5]	The High Quality Bond Fund launched Class I on February 28, 2022, and the share Class commenced operations effective March 1, 2022.

See accompanying Notes to Financial Statements.

42

Madison Funds | October 31, 2022

Statements of Assets and Liabilities as of October 31, 2022 - continued

	Covered Call &	Dividend		Sustainable			International
	Equity Income	Income	Investors	Equity	Mid Cap	Small Cap	Stock
	Fund	Fund	Fund	Fund[1]	Fund	Fund	Fund

Assets:
Investments in unaffiliated securities, at fair value†§	$137,683,843	$305,094,568	$294,017,411	$8,870,049	$675,285,106	$186,844,057	$11,641,823
Investments in affiliated securities, at fair value2‡	–	–	–	–	–	–	–
Cash	–	–	–	–	–	–	4,766
Foreign currency (cost of $ 6,625) (Note 2)	–	–	–	–	–	–	6,559
Receivables:
Investments sold	–	–	16,236,614	–	–	2,407,636	–
Fund shares sold	843,810	143,225	202,903	411,728	6,584,539	31,901	591
Dividends and Interest	96,294	731,491	522,690	3,766	67,611	4,403	63,662
Other assets	1,045	–	–	–	–	–	–
Total assets	138,624,992	305,969,284	310,979,618	9,285,543	681,937,256	189,287,997	11,717,401
Liabilities:
Payables:
Investments purchased	–	4,335,645	10,245,999	–	–	4,613,952	–
Fund shares repurchased	43,496	131,561	104,886	–	296,883	112,406	1,297
Upon return of securities loaned	–	–	–	–	–	718,085	–
Advisory agreement fees	91,529	164,288	171,053	4,952	402,664	134,763	10,285
Administrative services agreement fees	13,744	39,374	35,662	714	84,533	29,117	2,939
Distribution fees - Class B	–	–	–	–	370	–	87
Distribution fees - Class C	5,115	–	–	–	–	–	–
Shareholder service fees	4,564	10,888	17,913	–	12,960	705	2,290
Options written, at value (premium received $ 1,837,405)	3,267,835	–	–	–	–	–	–
Total liabilities	3,426,283	4,681,756	10,575,513	5,666	797,410	5,609,028	16,898
Net assets applicable to outstanding capital stock	$135,198,709	$301,287,528	$300,404,105	$9,279,877	$681,139,846	$183,678,969	$11,700,503
Net assets consist of:
Paid-in capital	$151,265,672	$236,633,955	$180,921,380	$10,371,473	$421,593,064	$160,595,485	$15,674,009
Accumulated distributable earnings (loss)	(16,066,963)	64,653,573	119,482,725	(1,091,596)	259,546,782	23,083,484	(3,973,506)
Net Assets	$135,198,709	$301,287,528	$300,404,105	$9,279,877	$681,139,846	$183,678,969	$11,700,503
Class A Shares:
Net Assets	$14,044,241	$55,902,308	$88,285,826		$63,417,222	$3,417,373	$10,895,870
Shares of beneficial interest outstanding	1,528,858	1,909,628	3,733,417		5,428,321	370,629	1,484,964
Net Asset Value and redemption price per share	$9.19	$29.27	$23.65		$11.68	$9.22	$7.34
Sales charge of offering price[3]	0.56	1.79	1.44		0.71	0.56	0.45
Maximum offering price per share	$9.75	$31.06	$25.09		$12.39	$9.78	$7.79
Class B Shares:
Net Assets					$605,314		$139,011
Shares of beneficial interest outstanding					68,856		19,908
Net Asset Value and redemption price per share[4]					$8.79		$6.98
Class C Shares:
Net Assets	$8,364,912
Shares of beneficial interest outstanding	1,012,083
Net Asset Value and redemption price per share[4]	$8.27
Class Y Shares:
Net Assets	$36,964,002	$165,998,189	$89,390,872	$82,248	$253,476,537	$166,237,672	$665,622
Shares of beneficial interest outstanding	3,861,721	5,667,662	3,768,721	10,012	20,145,018	17,783,211	91,426
Net Asset Value and redemption price per share[4]	$9.57	$29.29	$23.72	$8.21	$12.58	$9.35	$7.28
Class I Shares:[6]
Net Assets	$75,060,139	$59,811,914	$71,884,635	$9,197,629	$274,917,895	$13,862,649
Shares of beneficial interest outstanding	7,842,070	2,043,205	3,037,380	1,118,858	21,822,280	1,481,820
Net Asset Value and redemption price per share[4]	$9.57	$29.27	$23.67	$8.22	$12.60	$9.36
Class R6 Shares:[5]
Net Assets	$765,415	$19,575,117	$50,842,772		$88,722,878	$161,275
Shares of beneficial interest outstanding	78,553	668,623	2,123,036		6,854,455	17,223
Net Asset Value and redemption price per share[4]	$9.74	$29.28	$23.95		$12.94	$9.36

† Cost of Investments in unaffiliated securities	$155,472,694	$260,118,623	$192,258,033	$9,797,354	$427,218,442	$172,086,760	$15,028,552
‡ Cost of investments in affiliated securities[2]	$–	$–	$–	$–	$–	$–	$–
§ Fair Value of securities on loan	$–	$–	$–	$–	$–	$1,193,134	$–

[1]	The Sustainable Equity Fund was launched on December 31, 2021, with Class Y and Class I which commenced operations effective January 3, 2022.
[2]	See Note 14 for information on affiliated issuers.
[3]	Sales charge of offering price is 5.75% for the Covered Call & Equity Income, Dividend Income, Investors, Mid Cap, Small Cap and International Stock Funds.
[4]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.
[5]	The Dividend Income and Small Cap Funds launched Class R6 shares on February 28, 2022, and the share Class commenced operations effective March 1, 2022.
[6]	The Covered Call & Equity Income Fund launched Class I shares on February 28, 2022, and the share Class commenced operations effective March 1, 2022.

See accompanying Notes to Financial Statements.

43

Madison Funds | October 31, 2022

Statements of Operations for the Year Ended October 31, 2022

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Tax-Free Virginia Fund	Tax-Free National Fund	High Quality Bond Fund	Core Bond Fund	Diversified Income Fund
Investment Income:
Interest	$18,585	$46,160	$23,246	$485,344	$474,635	$1,429,450	$4,436,276	$1,363,685
Dividends
Unaffiliated issuers	1,221,464	3,236,480	1,936,996	–	–	–	–	3,424,013
Affiliated issuers[1]	336,892	509,682	190,956	–	–	–	–	–
Income from securities lending	34,623	65,138	42,550	–	–	6,219	4,734	4,261
Total investment income	1,611,564	3,857,460	2,193,748	485,344	474,635	1,435,669	4,441,010	4,791,959
Expenses:[2]
Advisory agreement fees	119,655	236,874	121,354	96,631	76,041	279,160	712,367	1,144,444
Administrative services agreement fees	149,569	296,093	151,693	67,642	66,536	173,431	179,576	352,137
Trustee fees	6,316	12,475	6,383	2,008	1,964	9,915	18,867	18,351
Distribution fees - Class B	13,392	37,763	19,940	–	–	–	2,782	28,827
Distribution fees - Class C	126,781	57,550	20,216	–	–	–	–	172,434
Shareholder service fees - Class A	102,708	263,410	137,820	–	–	–	95,727	371,892
Shareholder service fees - Class B	4,464	12,562	6,592	–	–	–	927	9,584
Shareholder service fees - Class C	42,110	18,904	6,639	–	–	–	–	56,450
Other expenses	79	152	81	24	24	120	226	220
Total expenses before reimbursement/waiver	565,074	935,783	470,718	166,305	144,565	462,626	1,010,472	2,154,339
Less reimbursement/waiver	–	–	–	–	–	(34,413)	–	–
Total expenses	565,074	935,783	470,718	166,305	144,565	428,213	1,010,472	2,154,339
Net Investment Income	1,046,490	2,921,677	1,723,030	319,039	330,070	1,007,456	3,430,538	2,637,620
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	(3,429,430)	(6,873,734)	(3,524,318)	(117,216)	124,906	(1,222,043)	(1,427,445)	9,543,799
Affiliated issuers[1]	834,128	3,347,581	1,437,529	–	–	–	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	17,633	20,212	3,391	–	–	–	–	–
Affiliated issuers[1]	539,181	1,765,514	1,006,457	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	(4,280,837)	(10,197,235)	(6,245,397)	(2,252,119)	(2,209,896)	(8,236,007)	(32,166,556)	(26,835,849)
Affiliated Issuers[1]	(4,446,879)	(9,900,447)	(4,393,679)	–	–	–	–	–
Net Realized and Unrealized (Loss) on Investments	(10,766,204)	(21,838,109)	(11,716,017)	(2,369,335)	(2,084,990)	(9,458,050)	(33,594,001)	(17,292,050)
Net (Decrease) in Net Assets from Operations	$(9,719,714)	$(18,916,432)	$(9,992,987)	$(2,050,296)	$(1,754,920)	$(8,450,594)	$(30,163,463)	$(14,654,430)

[1]	See Note 14 for information on affiliated issuers.
[2]	See Note 5 for information on expense, including any waivers.

See accompanying Notes to Financial Statements.

44

Madison Funds | October 31, 2022

Statements of Operations for the Year Ended October 31, 2022 - continued

	Covered Call &			Sustainable			International
	Equity Income	Dividend Income	Investors	Equity	Mid Cap	Small Cap	Stock
	Fund	Fund	Fund	Fund[1]	Fund	Fund	Fund
Investment Income:
Interest	$212,832	$27,922	$89,810	$2,898	$177,426	$105,291	$2,475
Dividends
Unaffiliated issuers	1,762,562	8,550,222	3,963,344	82,472	5,404,431	1,773,826	298,434
Affiliated issuers[2]	–	–	–	–	–	–	–
Less: Foreign taxes withheld/reclaimed	(13,844)	–	(105,384)	(416)	(32,447)	(11,773)	(27,628)
Income from securities lending	493	–	8,183	–	1,371	11,730	2,349
Total investment income	1,962,043	8,578,144	3,955,953	84,954	5,550,781	1,879,074	275,630
Expenses:[3]
Advisory agreement fees	895,715	2,141,670	2,477,112	42,013	5,072,519	2,001,394	151,479
Administrative services agreement fees	152,836	524,049	501,845	6,076	1,080,135	431,868	43,280
Trustee fees	10,117	31,799	37,577	527	70,936	24,126	1,540
Distribution fees - Class B	–	–	–	–	6,226	–	1,789
Distribution fees - Class C	62,187	–	–	–	–	–	–
Shareholder service fees - Class A	35,654	148,116	244,889	–	178,321	9,983	33,482
Shareholder service fees - Class B	–	–	–	–	2,072	–	596
Shareholder service fees - Class C	20,729	–	–	–	–	–	–
Other expenses.	109	374	461	5	297	834	19
Total expenses before reimbursement/waiver	1,177,347	2,846,008	3,261,884	48,621	6,410,506	2,468,205	232,185
Less reimbursement/waiver	–	–	–	–	–	–	–
Total expenses	1,177,347	2,846,008	3,261,884	48,621	6,410,506	2,468,205	232,185
Net Investment Income (Loss)	784,696	5,732,136	694,069	36,333	(859,725)	(589,131)	43,445
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	1,614,558	–	–	–	–	–	–
Options written	4,465,789	–	–	–	–	–	–
Unaffiliated issuers	1,976,206	20,856,681	17,929,737	(200,624)	13,753,629	9,386,807	(576,040)
Affiliated issuers[2]	–	–	–	–	–	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	–	–	–	–	–	–	–
Affiliated issuers[2]	–	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options written	(833,984)	–	–	–	–	–	–
Unaffiliated issuers	(4,836,888)	(38,239,764)	(59,414,605)	(927,305)	(87,607,703)	(70,026,964)	(3,912,758)
Affiliated Issuers[2]	–	–	–	–	–	–	–
Net Realized and Unrealized Gain (Loss) on Investments	2,385,681	(17,383,083)	(41,484,868)	(1,127,929)	(73,854,074)	(60,640,157)	(4,488,798)
Net Increase (Decrease) in Net Assets from Operations	$3,170,377	$(11,650,947)	$(40,790,799)	$(1,091,596)	$(74,713,799)	$(61,229,288)	$(4,445,353)

1	The Sustainable Equity Fund was launched on December 31, 2021, with Class Y and Class I shares which commenced operations effective January 3, 2022.
2	See Note 14 for information on affiliated issuers.
3	See Note 5 for information on expense, including any waivers.

See accompanying Notes to Financial Statements.

45

Madison Funds | October 31, 2022

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
Year Ended October 31,	2022	2021	2022	2021	2022	2021
Net Assets at beginning of period	$68,674,779	$68,546,140	$134,584,040	$129,932,373	$67,457,807	$63,118,605
Increase (decrease) in net assets from operations:
Net investment income	1,046,490	418,253	2,921,677	828,206	1,723,030	368,041
Net realized gain (loss)	(2,038,488)	3,529,009	(1,740,427)	7,944,022	(1,076,941)	4,642,898
Net change in unrealized appreciation (depreciation)	(8,727,716)	411,153	(20,097,682)	7,109,626	(10,639,076)	5,596,080
Net increase (decrease) in net assets from operations	(9,719,714)	4,358,415	(18,916,432)	15,881,854	(9,992,987)	10,607,019
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(2,896,934)	(2,991,634)	(9,265,098)	(9,947,296)	(5,578,440)	(4,829,669)
Class B	(124,933)	(241,397)	(461,958)	(713,541)	(293,779)	(335,113)
Class C	(1,086,716)	(1,190,848)	(630,540)	(747,499)	(267,464)	(218,193)
Total distributions	(4,108,583)	(4,423,879)	(10,357,596)	(11,408,336)	(6,139,683)	(5,382,975)
Capital Stock transactions:
Class A Shares
Shares sold	3,553,577	5,769,718	5,228,672	7,761,126	2,746,022	4,018,237
Issued to shareholders in reinvestment of distributions	2,893,391	2,985,967	9,241,256	9,924,011	5,574,873	4,828,116
Shares redeemed	(7,772,703)	(6,926,542)	(14,743,825)	(13,670,851)	(5,512,896)	(8,779,980)
Net increase (decrease) from capital stock transactions	(1,325,735)	1,829,143	(273,897)	4,014,286	2,807,999	66,373
Class B Shares
Shares sold	–	23,089	–	25,082	–	54,537
Issued to shareholders in reinvestment of distributions	124,209	241,255	461,958	713,105	293,779	335,113
Shares redeemed	(1,001,064)	(1,925,117)	(2,363,573)	(3,894,208)	(1,160,857)	(1,549,614)
Net (decrease) from capital stock transactions	(876,855)	(1,660,773)	(1,901,615)	(3,156,021)	(867,078)	(1,159,964)
Class C Shares
Shares sold	148,454	1,461,772	198,048	477,855	58,419	147,571
Issued to shareholders in reinvestment of distributions	1,086,000	1,190,550	630,540	747,499	267,464	197,304
Shares redeemed	(3,180,100)	(2,626,589)	(1,530,876)	(1,905,470)	(395,628)	(136,126)
Net increase (decrease) from capital stock transactions	(1,945,646)	25,733	(702,288)	(680,116)	(69,745)	208,749
Total increase (decrease) from capital stock transactions	(4,148,236)	194,103	(2,877,800)	178,149	1,871,176	(884,842)
Total increase (decrease) in net assets	(17,976,533)	128,639	(32,151,828)	4,651,667	(14,261,494)	4,339,202
Net Assets at end of period	$50,698,246	$68,674,779	$102,432,212	$134,584,040	$53,196,313	$67,457,807
Capital Share transactions:
Class A Shares
Shares sold	347,177	521,337	487,941	647,481	247,936	323,239
Issued to shareholders in reinvestment of distributions	277,414	273,153	809,217	856,996	472,047	408,125
Shares redeemed	(790,078)	(624,025)	(1,374,621)	(1,137,171)	(507,542)	(708,338)
Net increase (decrease) from capital shares transactions	(165,487)	170,465	(77,463)	367,306	212,441	23,026
Class B Shares
Shares sold	–	1,994	–	2,108	–	4,522
Issued to shareholders in reinvestment of distributions	11,599	21,715	40,701	61,901	25,748	29,217
Shares redeemed	(96,359)	(171,432)	(223,984)	(327,720)	(107,932)	(129,065)
Net (decrease) from capital shares trasactions	(84,760)	(147,723)	(183,283)	(263,711)	(82,184)	(95,326)
Class C Shares
Shares sold	14,568	130,056	18,435	39,727	5,478	12,263
Issued to shareholders in reinvestment of distributions	101,369	107,064	55,456	64,831	23,421	17,187
Shares redeemed	(309,187)	(233,036)	(147,467)	(161,357)	(37,876)	(11,281)
Net increase (decrease) in shares outstanding	(193,250)	4,084	(73,576)	(56,799)	(8,977)	18,169

See accompanying Notes to Financial Statements.

46

Madison Funds | October 31, 2022

Statements of Changes in Net Assets

	Tax-Free Virginia Fund		Tax-Free National Fund		High Quality Bond Fund
	2022	2021	2022	2021	2022	2021
Year Ended October 31,
Net Assets at beginning of period	$20,620,165	$21,572,312	$22,330,541	$23,376,610	$115,682,091	$184,881,456
Increase (decrease) in net assets from operations:
Net investment income	319,039	328,654	330,070	376,725	1,007,456	1,310,134
Net realized gain (loss)	(117,216)	65,429	124,906	202,460	(1,222,043)	589,691
Net change in unrealized (depreciation)	(2,252,119)	(363,257)	(2,209,896)	(420,472)	(8,236,007)	(3,725,034)
Net increase (decrease) in net assets from operations	(2,050,296)	30,826	(1,754,920)	158,713	(8,450,594)	(1,825,209)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class Y	(386,059)	(340,711)	(511,811)	(375,173)	(1,548,617)	(1,861,048)
Class I					(48,210)
Total distributions	(386,059)	(340,711)	(511,811)	(375,173)	(1,596,827)	(1,861,048)
Capital Stock transactions:
Class Y Shares
Shares sold	1,026,139	728,698	121,515	587,401	12,678,510	30,517,770
Issued to shareholders in reinvestment of distributions	374,618	328,889	466,025	335,567	1,462,216	1,774,905
Shares redeemed	(1,838,828)	(1,699,849)	(3,030,550)	(1,752,577)	(58,547,690)	(97,805,783)
Net (decrease) from capital stock transactions	(438,071)	(642,262)	(2,443,010)	(829,609)	(44,406,964)	(65,513,108)
Class I Shares[1]
Shares sold					16,591,606
Issued to shareholders in reinvestment of distributions					48,210
Shares redeemed					(1,081,794)
Net increase from capital stock transactions					15,558,022
Total (decrease) from capital stock transactions	(438,071)	(642,262)	(2,443,010)	(829,609)	(28,848,942)	(65,513,108)
Total increase (decrease) in net assets	(2,874,426)	(952,147)	(4,709,741)	(1,046,069)	(38,896,363)	(69,199,365)
Net Assets at end of period	$17,745,739	$20,620,165	$17,620,800	$22,330,541	$76,785,728	$115,682,091
Capital Share transactions:
Class Y Shares
Shares sold	91,964	61,207	11,444	52,825	1,188,647	2,695,363
Issued to shareholders in reinvestment of distributions	33,715	27,733	44,347	30,251	136,655	157,142
Shares redeemed	(169,466)	(142,493)	(278,618)	(157,496)	(5,524,145)	(8,669,665)
Net (decrease) in shares outstanding	(43,787)	(53,553)	(222,827)	(74,420)	(4,198,843)	(5,817,160)
Class I Shares[1]
Shares sold					1,600,987
Issued to shareholders in reinvestment of distributions					4,751
Shares redeemed					(105,519)
Net increase in shares outstanding					1,500,219

[1]	The High Quality Bond Fund launched Class I shares on February 28, 2022, and the Class commenced operations effective March 1, 2022.

See accompanying Notes to Financial Statements.

47

Madison Funds | October 31, 2022

Statements of Changes in Net Assets - continued

	Core Bond Fund		Diversified Income Fund		Covered Call & Equity Income Fund
	2022	2021	2022	2021	2022	2021
Year Ended October 31,
Net Assets at beginning of period	$188,561,966	$151,203,152	$184,230,359	$157,691,661	$90,673,553	$80,557,303
Increase (decrease) in net assets from operations:
Net investment income	3,430,538	2,642,999	2,637,620	2,055,494	784,696	183,169
Net realized gain (loss)	(1,427,445)	1,361,586	9,543,799	18,231,113	8,056,553	6,698,294
Net change in unrealized appreciation (depreciation)	(32,166,556)	(3,216,399)	(26,835,849)	13,312,033	(5,670,872)	15,880,372
Net increase (decrease) in net assets from operations	(30,163,463)	788,186	(14,654,430)	33,598,640	3,170,377	22,761,835
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(811,781)	(1,546,959)	(17,995,280)	(3,735,419)	(956,245)	(894,730)
Class B	(5,399)	(25,215)	(509,475)	(115,248)
Class C			(2,359,561)	(328,051)	(604,419)	(551,240)
Class Y	(203,820)	(3,007,506)			(4,920,548)	(4,021,979)
Class R6[1]	(1,495,620)				(38,689)	(47,320)
Class I2	(2,094,211)	(1,440,171)			(374,635)
Total distributions	(4,610,831)	(6,019,851)	(20,864,316)	(4,178,718)	(6,894,536)	(5,515,269)
Capital Stock transactions:
Class A Shares
Shares sold	1,547,576	4,060,884	5,843,321	7,842,231	1,383,461	839,893
Issued to shareholders in reinvestment of distributions	802,544	1,529,428	17,918,652	3,715,658	909,181	865,266
Shares redeemed	(5,732,779)	(7,858,376)	(15,332,901)	(12,487,945)	(2,447,952)	(1,634,055)
Net increase (decrease) from capital stock transactions	(3,382,659)	(2,268,064)	8,429,072	(930,056)	(155,310)	71,104
Class B Shares
Shares sold	–	48,279	6,834	–
Issued to shareholders in reinvestment of distributions	5,399	25,215	509,475	115,220
Shares redeemed	(199,292)	(623,518)	(2,044,670)	(2,730,475)
Net (decrease) from capital stock transactions	(193,893)	(550,024)	(1,528,361)	(2,615,255)
Class C Shares
Shares sold			5,510,771	1,638,999	1,200,319	686,500
Issued to shareholders in reinvestment of distributions			2,359,561	328,051	564,331	514,623
Shares redeemed			(1,641,170)	(1,302,963)	(1,269,549)	(1,550,410)
Net increase (decrease) from capital stock transactions			6,229,162	664,087	495,101	(349,287)
Class Y Shares
Shares sold	1,603,451	19,571,453			51,694,990	24,357,971
Issued to shareholders in reinvestment of distributions	175,815	377,419			4,897,158	4,017,939
Shares redeemed	(4,060,800)	(107,943,577)			(81,897,013)	(34,102,987)
Net (decrease) from capital stock transactions	(2,281,534)	(87,994,705)			(25,304,865)	(5,727,077)
Class I Shares[2]
Shares sold	41,315,224	135,475,177			74,565,269
Issued to shareholders in reinvestment of distributions	842,112	219,382			374,635
Shares redeemed	(116,800,578)	(2,291,287)			(1,962,558)
Net increase (decrease) from capital stock transactions	(74,643,242)	133,403,272			72,977,346
Class R6 Shares[1]
Shares sold	106,822,028				778,390	89,018
Issued to shareholders in reinvestment of distributions	359,960				38,689	47,320
Shares redeemed	(673,010)				(580,036)	(1,261,394)
Net increase (decrease) from capital stock transactions	106,508,978				237,043	(1,125,056)
Total increase (decrease) from capital stock transactions	26,007,650	42,590,479	13,129,873	(2,881,224)	48,249,315	(7,130,316)
Total increase (decrease) in net assets	(8,766,644)	37,358,814	(22,388,873)	26,538,698	44,525,156	10,116,250
Net Assets at end of period	$179,795,322	$188,561,966	$161,841,486	$184,230,359	$135,198,709	$90,673,553

See accompanying Notes to Financial Statements.

48

Madison Funds | October 31, 2022

Statements of Changes in Net Assets - continued

	Core Bond Fund		Diversified Income Fund		Covered Call & Equity Income Fund
	2022	2021	2022	2021	2022	2021
Capital Share transactions:
Class A Shares
Shares sold	155,132	384,731	356,241	445,855	148,304	88,654
Issued to shareholders in reinvestment of distributions	82,985	143,778	1,068,262	217,988	99,627	93,852
Shares redeemed	(594,846)	(745,179)	(949,568)	(715,677)	(262,224)	(177,692)
Net increase (decrease) from capital shares transactions	(356,729)	(216,670)	474,935	(51,834)	(14,293)	4,814
Class B Shares
Shares sold	–	4,490	407	–
Issued to shareholders in reinvestment of distributions	548	2,362	29,941	6,808
Shares redeemed	(20,730)	(58,965)	(123,765)	(154,521)
Net (decrease) from capital shares trasactions	(20,182)	(52,113)	(93,417)	(147,713)
Class C Shares
Shares sold			322,310	94,964	142,295	79,190
Issued to shareholders in reinvestment of distributions			138,984	19,311	68,398	61,047
Shares redeemed			(100,492)	(73,395)	(152,399)	(181,842)
Net increase in shares outstanding			360,802	40,880	58,294	(41,605)
Class Y Shares
Shares sold	161,349	1,842,539			5,324,240	2,509,893
Issued to shareholders in reinvestment of distributions	18,215	35,784			518,816	421,067
Shares redeemed	(408,905)	(10,437,136)			(8,712,400)	(3,645,455)
Net (decrease) in shares outstanding	(229,341)	(8,558,813)			(2,869,344)	(714,495)
Class I Shares[2]
Shares sold	4,414,200	13,104,681			8,014,034
Issued to shareholders in reinvestment of distributions	89,031	21,053			42,128
Shares redeemed	(12,041,206)	(219,689)			(214,092)
Net increase (decrease) in shares outstanding	(7,537,975)	12,906,045			7,842,070
Class R6 Shares[1]
Shares sold	10,977,262				79,952	8,851
Issued to shareholders in reinvestment of distributions	38,148				4,021	5,044
Shares redeemed	(72,734)				(59,161)	(136,246)
Net increase (decrease) in shares outstanding	10,942,676				24,812	(122,351)

[1]	The Core Bond Fund launched Class R6 shares on February 28, 2022, and the Class commenced operations effective March 1, 2022.
[2]	The Covered Call & Equity Income Fund launched Class I shares on February 28, 2022, and the Class commenced operations effective March 1, 2022.

See accompanying Notes to Financial Statements.

49

Madison Funds | October 31, 2022

Statements of Changes in Net Assets - continued

	Dividend Income Fund		Investors Fund		Sustainable Equity[1]
	2022	2021	2022	2021	2022
Year Ended October 31,
Net Assets at beginning of period	$323,218,081	$274,664,958	$409,629,139	$338,058,006	$–
Increase (decrease) in net assets from operations:
Net investment income	5,732,136	4,806,533	694,069	840,089	36,333
Net realized gain (loss)	20,856,681	32,613,517	17,929,737	30,539,926	(200,624)
Net change in unrealized appreciation (depreciation)	(38,239,764)	50,170,146	(59,414,605)	75,885,427	(927,305)
Net increase (decrease) in net assets from operations	(11,650,947)	87,590,196	(40,790,799)	107,265,442	(1,091,596)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(6,667,407)	(790,821)	(7,952,408)	(8,787,439)
Class Y1	(20,557,682)	(3,121,769)	(8,508,606)	(11,918,197)
Class R6[2]	(338,133)	–	(6,338,361)	(6,777,217)
Class I	(7,455,004)	(903,227)	(8,192,065)	(6,435,009)
Total distributions	(35,018,226)	(4,815,817)	(30,991,440)	(33,917,862)
Capital Stock transactions:
Class A Shares
Shares sold	1,353,503	1,459,428	2,304,397	3,163,891
Issued to shareholders in reinvestment of distributions	6,648,315	787,728	7,929,632	8,750,372
Shares redeemed	(5,685,683)	(6,157,358)	(10,848,230)	(11,602,396)
Net increase (decrease) from capital stock transactions	2,316,135	(3,910,202)	(614,201)	311,867
Class Y Shares[1]
Shares sold	67,297,042	65,621,467	11,979,387	18,672,740	751,690
Issued to shareholders in reinvestment of distributions	20,231,086	3,076,555	7,809,980	11,152,740	–
Shares redeemed	(83,610,162)	(105,011,845)	(22,273,113)	(102,239,652)	(651,589)
Net increase (decrease) from capital stock transactions	3,917,966	(36,313,823)	(2,483,746)	(72,414,172)	100,101
Class R6 Shares[2]
Shares sold	31,254,703		4,409,527	14,369,294
Issued to shareholders in reinvestment of distributions	247,345		6,338,361	6,777,217
Shares redeemed	(10,503,607)		(31,442,698)	(22,158,440)
Net increase (decrease) from capital stock transactions	20,998,441		(20,694,810)	(1,011,929)
Class I Shares[1]
Shares sold	40,881,645	30,379,706	22,998,164	112,281,830	10,624,016
Issued to shareholders in reinvestment of distributions	7,378,193	898,002	8,192,065	6,429,197	–
Shares redeemed	(50,753,760)	(25,274,939)	(44,840,267)	(47,373,240)	(352,644)
Net increase (decrease) from capital stock transactions	(2,493,922)	6,002,769	(13,650,038)	71,337,787	10,271,372
Total increase (decrease) from capital stock transactions	24,738,620	(34,221,256)	(37,442,795)	(1,776,447)	10,371,473
Total increase (decrease) in net assets	(21,930,553)	48,553,123	(109,225,034)	71,571,133	9,279,877
Net Assets at end of period	$301,287,528	$323,218,081	$300,404,105	$409,629,139	$9,279,877
Capital Share transactions:
Class A Shares
Shares sold	43,919	46,241	90,971	120,448
Issued to shareholders in reinvestment of distributions	210,630	25,177	284,624	359,506
Shares redeemed	(182,749)	(195,209)	(420,299)	(437,501)
Net increase (decrease) from capital shares transactions	71,800	(123,791)	(44,704)	42,453
Class Y Shares[1]
Shares sold	2,212,227	2,115,583	454,793	707,367	75,171
Issued to shareholders in reinvestment of distributions	640,928	97,902	280,028	458,395	–
Shares redeemed	(2,693,339)	(3,276,567)	(863,903)	(3,896,147)	(65,159)
Net increase (decrease) in shares outstanding	159,816	(1,063,082)	(129,082)	(2,730,385)	10,012
Class R6 Shares[2]
Shares sold	1,012,123		180,272	499,474
Issued to shareholders in reinvestment of distributions	8,194		225,404	275,945
Shares redeemed	(351,693)		(1,181,769)	(798,993)
Net increase (decrease) in shares outstanding	668,624		(776,093)	(23,574)
Class I Shares[1]
Shares sold	1,306,452	915,213	912,090	4,261,808	1,160,479
Issued to shareholders in reinvestment of distributions	234,132	28,401	294,679	264,685	–
Shares redeemed	(1,608,639)	(810,833)	(1,808,445)	(1,753,224)	(41,621)
Net increase (decrease) in shares outstanding	(68,055)	132,781	(601,676)	2,773,269	1,118,858

[1]	The Sustainable Equity Fund was launched on December 31, 2021, with Class Y and Class I shares which commenced operations effective January 3, 2022.
[2]	The Dividend Income launched Class R6 shares on February 28, 2022 and the class commenced operations effective March 1, 2021.

See accompanying Notes to Financial Statements.

50

Madison Funds | October 31, 2022

Statements of Changes in Net Assets - continued

	Mid Cap Fund		Small Cap Fund		International Stock Fund
	2022	2021	2022	2021	2022	2021
Year Ended October 31,
Net Assets at beginning of period	$733,809,804	$537,181,623	$280,340,485	$218,848,130	$17,610,653	$15,919,225
Increase (decrease) in net assets from operations:
Net investment income (loss)	(859,725)	(365,034)	(589,131)	(1,148,584)	43,445	95,673
Net realized gain (loss)	13,753,629	34,054,633	9,386,807	63,624,609	(576,040)	4,609,848
Net change in unrealized appreciation (depreciation)	(87,607,703)	175,673,705	(70,026,964)	44,695,638	(3,912,758)	(1,469,718)
Net increase (decrease) in net assets from operations	(74,713,799)	209,363,304	(61,229,288)	107,171,663	(4,445,353)	3,235,803
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(3,577,154)	(2,391,040)	(1,075,866)	(236,905)	(4,272,257)	(705,083)
Class II	(68,390)	(61,728)			(91,028)	(21,551)
Class Y	(11,660,270)	(9,146,175)	(55,515,240)	(16,540,430)	(243,016)	(43,074)
Class R6[1]	(4,870,186)	(3,415,023)	–
Class I	(12,986,283)	(6,327,888)	(4,955,880)	–
Total distributions	(33,162,283)	(21,341,854)	(61,546,986)	(16,777,335)	(4,606,301)	(769,708)
Capital Stock transactions:
Class A Shares
Shares sold	10,602,851	5,189,997	258,742	888,201	424,828	829,276
Issued to shareholders in reinvestment of distributions	3,562,690	2,379,913	1,073,140	236,219	4,263,291	703,445
Shares redeemed	(15,290,783)	(9,338,856)	(593,902)	(537,022)	(1,761,058)	(2,029,984)
Net increase (decrease) from capital stock transactions	(1,125,242)	(1,768,946)	737,980	587,398	2,927,061	(497,263)
Class B Shares
Shares sold	1,125	15,000			–	–
Issued to shareholders in reinvestment of distributions	68,390	61,728			91,028	21,551
Shares redeemed	(468,073)	(428,012)			(135,525)	(239,518)
Net (decrease) from capital stock transactions	(398,558)	(351,284)			(44,497)	(217,967)
Class Y Shares
Shares sold	66,622,409	65,733,029	7,861,874	16,410,494	89,662	232,872
Issued to shareholders in reinvestment of distributions	11,403,175	8,893,537	54,219,458	16,073,049	243,016	43,074
Shares redeemed	(50,798,380)	(222,535,953)	(38,826,238)	(82,275,688)	(73,738)	(335,380)
Net increase (decrease) from capital stock transactions	27,227,204	(147,909,387)	23,255,094	(49,792,145)	258,940	(59,434)
Class I Shares
Shares sold	101,753,752	221,365,026	6,826,690	21,790,469
Issued to shareholders in reinvestment of distributions	12,839,515	6,327,888	4,955,880	–
Shares redeemed	(82,754,329)	(54,599,981)	(9,830,152)	(1,487,695)
Net increase (decrease) from capital stock transactions	31,838,938	173,092,933	1,952,418	20,302,774
Class R6 Shares[1]
Shares sold	20,457,282	19,697,591	188,005
Issued to shareholders in reinvestment of distributions	1,715,908	1,103,541	–
Shares redeemed	(24,509,408)	(35,257,717)	(18,739)
Net increase (decrease) from capital stock transactions	(2,336,218)	(14,456,585)	169,266
Total increase (decrease) from capital stock transactions	55,206,124	8,606,731	26,114,758	(28,901,973)	3,141,504	(774,664)
Total increase (decrease) in net assets	(52,669,958)	196,628,181	(96,661,516)	61,492,355	(5,910,150)	1,691,431
Net Assets at end of period	$681,139,846	$733,809,804	$183,678,969	$280,340,485	$11,700,503	$17,610,656

See accompanying Notes to Financial Statements.

51

Madison Funds | October 31, 2022

Statements of Changes in Net Assets - continued

	Mid Cap Fund		Small Cap Fund		International Stock Fund
	2022	2021	2022	2021	2022	2021
Capital Share transactions:
Class A Shares
Shares sold	853,186	416,902	24,838	61,686	48,354	60,227
Issued to shareholders in reinvestment of distributions	259,293	208,764	88,543	18,073	433,261	51,686
Shares redeemed	(1,286,440)	(754,116)	(54,458)	(35,900)	(194,563)	(148,432)
Net increase (decrease) from capital shares transactions	(173,961)	(128,450)	58,923	43,859	287,052	(36,519)
Class B Shares
Shares sold	121	1,644			–	–
Issued to shareholders in reinvestment of distributions	6,576	6,999			9,663	1,630
Shares redeemed	(50,037)	(44,761)			(16,156)	(18,280)
Net (decrease) from capital shares trasactions	(43,340)	(36,118)			(6,493)	(16,650)
Class Y Shares
Shares sold	5,111,948	5,099,702	682,696	1,133,998	10,411	17,090
Issued to shareholders in reinvestment of distributions	773,621	732,581	4,422,468	1,221,356	24,950	3,179
Shares redeemed	(3,784,461)	(17,514,737)	(3,490,516)	(5,623,527)	(9,025)	(24,774)
Net increase (decrease) in shares outstanding	2,101,108	(11,682,454)	1,614,648	(3,268,173)	26,336	(4,505)
Class I Shares
Shares sold	7,687,795	17,408,710	588,372	1,489,779
Issued to shareholders in reinvestment of distributions	870,476	521,243	404,232	–
Shares redeemed	(6,288,127)	(4,048,722)	(903,789)	(96,774)
Net increase in shares outstanding	2,270,144	13,881,231	88,815	1,393,005
Class R6 Shares[1]
Shares sold	1,493,443	1,393,584	19,316
Issued to shareholders in reinvestment of distributions	113,336	88,567	–
Shares redeemed	(1,793,973)	(2,620,953)	(2,093)
Net increase (decrease) in shares outstanding	(187,194)	(1,138,802)	17,223

[1]	The Small Cap Fund launched Class R6 shares on February 28, 2022, and the Class commenced operations effective March 1, 2022.

See accompanying Notes to Financial Statements.

52

Madison Funds | October 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$11.12	$11.15	$10.96	$10.39	$10.97	$11.29	$11.31	$11.10	$10.47	$11.05	$11.30	$11.32	$11.11	$10.48	$11.06
Income from Investment Operations:
Net investment income	0.20	0.10	0.13 [1]	0.36 [1,2]	0.19	0.26	0.06	0.06 [1]	0.31 [1,2]	0.12	0.13	0.01	0.04 [1]	0.29 [1,2]	0.11
Net realized and unrealized gain (loss) on investments	(1.77)	0.63	0.46	0.682	(0.26)	(1.94)	0.59	0.46	0.662	(0.28)	(1.81)	0.64	0.48	0.682	(0.27)
Total from investment operations	(1.57)	0.73	0.59	1.04	(0.07)	(1.68)	0.65	0.52	0.97	(0.16)	(1.68)	0.65	0.52	0.97	(0.16)
Less Distributions From:
Net investment income	(0.19)	(0.18)	(0.19)	(0.18)	(0.24)	(0.11)	(0.09)	(0.10)	(0.05)	(0.15)	(0.11)	(0.09)	(0.10)	(0.05)	(0.15)
Capital gains	(0.51)	(0.58)	(0.21)	(0.29)	(0.27)	(0.51)	(0.58)	(0.21)	(0.29)	(0.27)	(0.51)	(0.58)	(0.21)	(0.29)	(0.27)
Total distributions	(0.70)	(0.76)	(0.40)	(0.47)	(0.51)	(0.62)	(0.67)	(0.31)	(0.34)	(0.42)	(0.62)	(0.67)	(0.31)	(0.34)	(0.42)
Net increase (decrease) in net asset value	(2.27)	(0.03)	0.19	0.57	(0.58)	(2.30)	(0.02)	0.21	0.63	(0.58)	(2.30)	(0.02)	0.21	0.63	(0.58)
Net Asset Value at end of period	$8.85	$11.12	$11.15	$10.96	$10.39	$8.99	$11.29	$11.31	$11.10	$10.47	$9.00	$11.30	$11.32	$11.11	$10.48
Total Return (%)[3]	(15.00)	6.72	5.62	10.37	(0.75)	(15.69)	5.91	4.89	9.51	(1.51)	(15.67)	5.91	4.89	9.50	(1.51)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$35,084	$45,932	$44,146	$42,662	$42,247	$1,299	$2,588	$4,263	$5,457	$6,049	$14,315	$20,154	$20,137	$20,303	$20,001
Ratios of expenses to average net assets (%)	0.71	0.71	0.70	0.70	0.70	1.46	1.46	1.45	1.45	1.45	1.46	1.46	1.45	1.45	1.45
Ratio of net investment income to average net assets (%)	1.97	0.86	1.19	3.38 [2]	1.74	1.34	0.15	0.48	2.68 [2]	1.04	1.27	0.11	0.45	2.60 [2]	0.99
Portfolio turnover (%)[4]	84	63	73	57	63	84	63	73	57	63	84	63	73	57	63

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	In 2019, the Fund reported distributions of capital gains from investment companies as part of net investment income in the financial highlights. Had the Fund reported these capital gains as net realized and unrealized gain (loss) on investments, net investment income, net realized and unrealized gain (loss) on investments, and the ratio of net investment income to average net assets would have been; $0.17, $0.87, and 1.64%, respectively, for the class A Shares, $0.11, $0.86, and 0.90%, respectively, for the class B shares, and $0.10, $0.87, and 0.89%, respectively, for the class C shares.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	MODERATE ALLOCATION FUND
	CLASS A						CLASS B						CLASS C
	Year Ended October 31,						Year Ended October 31,						Year Ended October 31,
	2022	2021	2020	2019		2018	2022	2021	2020	2019		2018	2022	2021	2020	2019		2018
Net Asset Value at beginning of period	$12.22	$11.85	$11.76	$11.59		$12.20	$12.08	$11.69	$11.60	$11.46		$12.06	$12.09	$11.70	$11.61	$11.47		$12.07
Income from Investment Operations:
Net investment income	0.28	0.09	0.12 [1]	0.51	[1,2]	0.17	0.28	0.04	0.05 [1]	0.53	[1,2]	0.10	0.19	(0.01)	0.02 [1]	0.42	[1,2]	0.08
Net realized and unrealized gain (loss) on investments	(1.94)	1.35	0.43	0.60	[2]	(0.17)	(2.02)	1.29	0.41	0.48	[2]	(0.18)	(1.92)	1.34	0.44	0.59	[2]	(0.16)
Total from investment operations	(1.66)	1.44	0.55	1.11		–	(1.74)	1.33	0.46	1.01		(0.08)	(1.73)	1.33	0.46	1.01		(0.08)
Less Distributions From:
Net investment income	(0.29)	(0.13)	(0.17)	(0.17)		(0.17)	(0.19)	–	(0.08)	(0.10)		(0.08)	(0.19)	–	(0.08)	(0.10)		(0.08)
Capital gains	(0.68)	(0.94)	(0.29)	(0.77)		(0.44)	(0.68)	(0.94)	(0.29)	(0.77)		(0.44)	(0.68)	(0.94)	(0.29)	(0.77)		(0.44)
Total distributions	(0.97)	(1.07)	(0.46)	(0.94)		(0.61)	(0.87)	(0.94)	(0.37)	(0.87)		(0.52)	(0.87)	(0.94)	(0.37)	(0.87)		(0.52)
Net increase (decrease) in net asset value	(2.63)	0.37	0.09	0.17		(0.61)	(2.61)	0.39	0.09	0.14		(0.60)	(2.60)	0.39	0.09	0.14		(0.60)
Net Asset Value at end of period	$9.59	$12.22	$11.85	$11.76		$11.59	$9.47	$12.08	$11.69	$11.60		$11.46	$9.49	$12.09	$11.70	$11.61		$11.47
Total Return (%)[3]	(14.88)	12.66	4.75	10.69		(0.12)	(15.55)	11.80	4.00	9.79		(0.82)	(15.47)	11.79	3.99	9.78		(0.82)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$92,669	$119,035	$111,135	$112,916		$108,459	$3,519	$6,699	$9,568	$13,754		$17,481	$6,244	$8,849	$9,230	$9,607		$9,338
Ratios of expenses to average net assets (%)	0.71	0.71	0.70	0.70		0.70	1.46	1.46	1.45	1.45		1.45	1.46	1.46	1.45	1.45		1.45
Ratio of net investment income to average net assets (%)	2.54	0.70	0.96	4.42	[2]	1.39	2.02	(0.01)	0.27	4.01	[2]	0.73	1.83	(0.03)	0.22	3.68	[2]	0.62
Portfolio turnover (%)[4]	95	71	87	64		75	95	71	87	64		75	95	71	87	64		75

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	In 2019, the Fund reported distributions of capital gains from investment companies as part of net investment income in the financial highlights. Had the Fund reported these capital gains as net realized and unrealized gain (loss) on investments, net investment income, net realized and unrealized gain (loss) on investments, and the ratio of net investment income to average net assets would have been; $0.17, $0.94, and 1.39%, respectively, for the class A Shares, $0.09, $0.92, and 0.67%, respectively, for the class B shares, and $0.08, $0.93, and 0.64%, respectively, for the class C shares.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

53

Madison Funds | October 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	AGGRESSIVE ALLOCATION FUND
	CLASS A						CLASS B					CLASS C
	Year Ended October 31,						Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019		2018	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$12.75	$11.81	$12.02	$12.01		$12.71	$12.28	$11.41	$11.62	$11.65	$12.35	$12.29	$11.42	$11.63	$11.66	$12.36
Income from Investment Operations:
Net investment income	0.33	0.08	0.10 [1]	0.56	[1,2]	0.14	0.14	(0.09)	(0.06)[1]	0.55 [1,2]	0.03	0.24	(0.01)	0.03 [1]	0.48 [1,2]	0.04
Net realized and unrealized gain (loss) on investments	(2.07)	1.89	0.33	0.57	[2]	(0.11)	(1.90)	1.90	0.39	0.47 [2]	(0.10)	(2.00)	1.82	0.30	0.54 [2]	(0.11)
Total from investment operations	(1.74)	1.97	0.43	1.13		0.03	(1.76)	1.81	0.33	1.02	(0.07)	(1.76)	1.81	0.33	1.02	(0.07)
Less Distributions From:
Net investment income	(0.34)	(0.09)	(0.16)	(0.14)		(0.15)	(0.24)	–	(0.06)	(0.07)	(0.05)	(0.24)	–	(0.06)	(0.07)	(0.05)
Capital gains	(0.84)	(0.94)	(0.48)	(0.98)		(0.58)	(0.84)	(0.94)	(0.48)	(0.98)	(0.58)	(0.84)	(0.94)	(0.48)	(0.98)	(0.58)
Total distributions	(1.18)	(1.03)	(0.64)	(1.12)		(0.73)	(1.08)	(0.94)	(0.54)	(1.05)	(0.63)	(1.08)	(0.94)	(0.54)	(1.05)	(0.63)
Net increase (decrease) in net asset value	(2.92)	0.94	(0.21)	0.01		(0.70)	(2.84)	0.87	(0.21)	(0.03)	(0.70)	(2.84)	0.87	(0.21)	(0.03)	(0.70)
Net Asset Value at end of period	$9.83	$12.75	$11.81	$12.02		$12.01	$9.44	$12.28	$11.41	$11.62	$11.65	$9.45	$12.29	$11.42	$11.63	$11.66
Total Return (%)[3]	(15.22)	17.33	3.59	10.93		0.06	(15.85)	16.40	2.88	10.12	(0.74)	(15.84)	16.39	2.88	10.11	(0.74)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$48,969	$60,837	$56,089	$54,974		$51,274	$1,944	$3,539	$4,375	$6,088	$7,938	$2,283	$3,082	$2,655	$2,263	$2,160
Ratios of expenses to average net assets (%)	0.71	0.71	0.70	0.70		0.70	1.46	1.46	1.45	1.45	1.45	1.46	1.46	1.45	1.45	1.45
Ratio of net investment income to average net assets (%)	2.89	0.62	0.78	4.77	[2]	1.08	2.48	(0.10)	0.11	4.50 [2]	0.45	2.23	(0.14)	(0.01)	4.15 [2]	0.32
Portfolio turnover (%)[4]	99	84	105	79		71	99	84	105	79	71	99	84	105	79	71

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	In 2019, the Fund reported distributions of capital gains from investment companies as part of net investment income in the financial highlights. Had the Fund reported these capital gains as net realized and unrealized gain(loss) on investments, net investment income, net realized and unrealized gain (loss) on investments, and the ratio of net investment income to average net assets would have been; $0.15, $0.98, and 1.25%, respectively, for the class A Shares, $0.03, $0.99, and 0.52%, respectively, for the class B shares, and $0.07, $0.95, and 0.50%, respectively, for the class C shares.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	TAX-FREE VIRGINIA FUND					TAX-FREE NATIONAL FUND
	CLASS Y					CLASS Y
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$11.71	$11.89	$11.71	$11.08	$11.49	$10.98	$11.08	$10.96	$10.41	$10.85
Income from Investment Operations:
Net investment income	0.18	0.19	0.20 [1]	0.23 [1]	0.24	0.18	0.18	0.21 [1]	0.24 [1]	0.24
Net realized and unrealized gain (loss) on investments	(1.34)	(0.17)	0.18	0.63	(0.41)	(1.15)	(0.10)	0.15	0.61	(0.41)
Total from investment operations	(1.16)	0.02	0.38	0.86	(0.17)	(0.97)	0.08	0.36	0.85	(0.17)
Less Distributions From:
Net investment income	(0.18)	(0.19)	(0.20)	(0.23)	(0.24)	(0.18)	(0.18)	(0.21)	(0.24)	(0.24)
Capital gains	(0.04)	(0.01)	–	–	–	(0.10)	–	(0.03)	(0.06)	(0.03)
Total distributions	(0.22)	(0.20)	(0.20)	(0.23)	(0.24)	(0.28)	(0.18)	(0.24)	(0.30)	(0.27)
Net increase (decrease) in net asset value	(1.38)	(0.18)	0.18	0.63	(0.41)	(1.25)	(0.10)	0.12	0.55	(0.44)
Net Asset Value at end of period	$10.33	$11.71	$11.89	$11.71	$11.08	$9.73	$10.98	$11.08	$10.96	$10.41
Total Return (%)[2]	(10.01)	0.10	3.24	7.78	(1.52)	(8.98)	0.75	3.36	8.20	(1.56)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,746	$20,620	$21,572	$22,225	$20,868	$17,621	$22,331	$23,377	$23,807	$23,325
Ratios of expenses to average net assets (%)	0.86	0.86	0.85	0.85	0.85	0.76	0.76	0.75	0.75	0.75
Ratio of net investment income (loss) to average net assets	1.65	1.57	1.66	1.96	2.09	1.74	1.65	1.91	2.19	2.25
Portfolio turnover (%)[3]	17	10	7	22	26	10	18	13	26	31

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

54

Madison Funds | October 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	HIGH QUALITY BOND FUND
	CLASS Y
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$11.15	$11.42	$11.11	$10.64	$10.93
Income from Investment Operations:
Net investment income	0.13	0.10	0.13 [1]	0.21 [1]	0.18
Net realized and unrealized gain (loss) on investments	(1.11)	(0.24)	0.32	0.47	(0.30)
Total from investment operations	(0.98)	(0.14)	0.45	0.68	(0.12)
Less Distributions From:
Net investment income	(0.12)	(0.10)	(0.14)	(0.21)	(0.17)
Capital gains	(0.06)	(0.03)	–	–	–
Total distributions	(0.18)	(0.13)	(0.14)	(0.21)	(0.17)
Net increase (decrease) in net asset value	(1.16)	(0.27)	0.31	0.47	(0.29)
Net Asset Value at end of period	$9.99	$11.15	$11.42	$11.11	$10.64
Total Return (%)[2]	(8.88)	(1.21)	4.08	6.43	(1.09)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$61,707	$115,682	$184,881	$90,407	$89,253
Ratios of expenses to average net assets (%)
Before reimbursement of expenses by Adviser (%)	0.50	0.50	0.49	0.49	0.49
After reimbursement of expenses by Adviser (%)	0.46	0.40	0.46	0.49	0.49
Ratio of net investment income (loss) to average net assets
Before reimbursement of expenses by Adviser (%)	1.04	0.76	1.17	1.88	1.64
After reimbursement and waiver of expenses by Adviser (%)	1.07	0.86	1.20	1.88	1.64
Portfolio turnover (%)[3]	23	13	21	20	31

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	HIGH QUALITY BOND FUND
	CLASS I
	Period Ended October 31
	2022*
Net Asset Value at beginning of period	$10.84
Income from Investment Operations:
Net investment income	0.09
Net realized and unrealized gain (loss) on investments	(0.79)
Total from investment operations	(0.70)
Less Distributions From:
Net investment income	(0.09)
Total distributions	(0.09)
Net increase in net asset value	(0.79)
Net Asset Value at end of period	$10.05
Total Return (%)[2]	(6.44)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$15,07	[8]
Ratios of expenses to average net assets (%)
Before reimbursement of expenses by Adviser (%)	0.41	[4]
After reimbursement of expenses by Adviser (%)	0.41	[4]
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	1.32	[4]
After reimbursement of expenses by Adviser (%)	1.32	[4]
Portfolio turnover (%)[5]	23	[3]

*	Class I shares commenced operations effective March 1, 2022.
[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

55

Madison Funds | October 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	CORE BOND FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$10.45	$10.78	$10.28	$9.55	$10.03	$10.45	$10.78	$10.29	$9.55	$10.03	$10.39	$10.71	$10.25	$9.52	$9.99
Income from Investment Operations:
Net investment income	0.16	0.14	0.18 [1]	0.24 [1]	0.21	0.24	0.16	0.12 [1]	0.16 [1]	0.15	0.13	(0.02)	0.20 [1]	0.25 [1]	0.24
Net realized and unrealized gain (loss) on investments	(1.75)	(0.12)	0.53	0.74	(0.46)	(1.91)	(0.22)	0.51	0.75	(0.47)	(1.69)	0.10	0.52	0.75	(0.45)
Total from investment operations	(1.59)	0.02	0.71	0.98	(0.25)	(1.67)	(0.06)	0.63	0.91	(0.32)	(1.56)	0.08	0.72	1.00	(0.21)
Less Distributions From:
Net investment income	(0.15)	(0.14)	(0.19)	(0.25)	(0.23)	(0.08)	(0.06)	(0.12)	(0.17)	(0.16)	(0.17)	(0.19)	(0.24)	(0.27)	(0.26)
Capital gains	(0.06)	(0.21)	(0.02)	–	(0.00)[2]	(0.06)	(0.21)	(0.02)	–	(0.00)[2]	(0.06)	(0.21)	(0.02)	–	(0.00)[2]
Total distributions	(0.21)	(0.35)	(0.21)	(0.25)	(0.23)	(0.14)	(0.27)	(0.14)	(0.17)	(0.16)	(0.23)	(0.40)	(0.26)	(0.27)	(0.26)
Net increase (decrease) in net asset value	(1.80)	(0.33)	0.50	0.73	(0.48)	(1.81)	(0.33)	0.49	0.74	(0.48)	(1.79)	(0.32)	0.46	0.73	(0.47)
Net Asset Value at end of period	$8.65	$10.45	$10.78	$10.28	$9.55	$8.64	$10.45	$10.78	$10.29	$9.55	$8.60	$10.39	$10.71	$10.25	$9.52
Total Return (%)[3]	(15.47)	0.21	7.00	10.37	(2.45)	(16.18)	(0.53)	6.10	9.65	(3.18)	(15.25)	0.73	7.13	10.67	(2.12)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$32,990	$43,577	$47,304	$28,902	$29,605	$248	$510	$1,088	$1,272	$1,466	$6,954	$10,783	$102,811	$121,000	$138,186
Ratios of expenses to average net assets (%)	0.85	0.87	0.90	0.90	0.90	1.60	1.63	1.66	1.65	1.65	0.60	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	1.57	1.31	1.78	2.35	2.20	0.76	0.59	1.05	1.60	1.44	1.80	1.65	2.03	2.60	2.44
Portfolio turnover (%)[4]	21	30	61	36	26	21	30	61	36	26	21	30	61	36	26

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Amounts represent less than $(0.005) per share.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	CORE BOND FUND
	CLASS I		CLASS R6
	Year Ended	Period Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	20211	2022
Net Asset Value at beginning of period	$10.36	$10.39	$9.90
Income from Investment Operations:
Net investment income	0.17	0.11	0.13
Net realized and unrealized gain (loss) on investments	(1.72)	(0.02)	(1.33)
Total from investment operations	(1.55)	0.09	(1.20)
Less Distributions From:
Net investment income	(0.19)	(0.12)	(0.14)
Capital gains	(0.06)	–	–
Total distributions	(0.25)	(0.12)	(0.14)
Net increase (decrease) in net asset value	(1.80)	(0.03)	(1.34)
Net Asset Value at end of period	$8.56	$10.36	$8.56
Total Return (%)[2]	(15.20)	0.883	(12.22)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$45,963	$133,692	$93,641
Ratios of expenses to average net assets (%)	0.50	0.50 [4]	0.42 [4]
Ratio of net investment income to average net assets (%)	1.77	1.57 [4]	2.20 [4]
Portfolio turnover (%)[5]	21	30 [3]	21 [3]

[1]	Class I shares commenced operations effective March 1, 2021.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

56

Madison Funds | October 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	DIVERSIFIED INCOME FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$18.42	$15.52	$16.37	$15.98	$15.93	$18.57	$15.64	$16.48	$16.08	$16.04	$18.58	$15.65	$16.48	$16.07	$16.03
Income from Investment Operations:
Net investment income	0.27	0.23	0.261	0.28 [1]	0.28	0.18	0.11	0.14 [1]	0.16 [1]	0.16	0.14	0.09	0.15 [1]	0.16 [1]	0.16
Net realized and unrealized gain (loss) on investments	(1.54)	3.11	(0.04)	1.64	0.30	(1.59)	3.12	(0.03)	1.65	0.29	(1.55)	3.14	(0.03)	1.66	0.29
Total from investment operations	(1.27)	3.34	0.22	1.92	0.58	(1.41)	3.23	0.11	1.81	0.45	(1.41)	3.23	0.12	1.82	0.45
Less Distributions From:
Net investment income	(0.28)	(0.24)	(0.27)	(0.29)	(0.29)	(0.15)	(0.10)	(0.15)	(0.17)	(0.17)	(0.15)	(0.10)	(0.15)	(0.17)	(0.17)
Capital gains	(1.81)	(0.20)	(0.80)	(1.24)	(0.24)	(1.81)	(0.20)	(0.80)	(1.24)	(0.24)	(1.81)	(0.20)	(0.80)	(1.24)	(0.24)
Total distributions	(2.09)	(0.44)	(1.07)	(1.53)	(0.53)	(1.96)	(0.30)	(0.95)	(1.41)	(0.41)	(1.96)	(0.30)	(0.95)	(1.41)	(0.41)
Net increase (decrease) in net asset value	(3.36)	2.90	(0.85)	0.39	0.05	(3.37)	2.93	(0.84)	0.40	0.04	(3.37)	2.93	(0.83)	0.41	0.04
Net Asset Value at end of period	$15.06	$18.42	$15.52	$16.37	$15.98	$15.20	$18.57	$15.64	$16.48	$16.08	$15.21	$18.58	$15.65	$16.48	$16.07
Total Return (%)[2]	(7.92)	21.74	1.27	13.51	3.63	(8.62)	20.83	0.56	12.64	2.77	(8.62)	20.82	0.62	12.72	2.77
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$136,578	$158,336	$134,213	$139,683	$131,127	$2,739	$5,082	$6,591	$9,612	$10,832	$22,524	$20,812	$16,888	$16,090	$14,647
Ratios of expenses to average net assets (%)	1.11	1.11	1.10	1.10	1.10	1.86	1.86	1.85	1.85	1.85	1.86	1.85	1.85	1.84	1.85
Ratio of net investment income to average
net assets (%)	1.61	1.27	1.66	1.80	1.72	0.83	0.53	0.92	1.06	0.97	0.88	0.52	0.91	1.05	0.97
Portfolio turnover (%)[3]	32	34	31	34	27	32	34	31	34	27	32	34	31	34	27

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	COVERED CALL & EQUITY INCOME FUND
	CLASS A					CLASS C					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$9.60	$7.80	$7.84	$8.52	$8.88	$8.74	$7.19	$7.31	$8.04	$8.47	$9.95	$8.05	$8.06	$8.73	$9.06
Income from Investment Operations:
Net investment income (loss)	0.05	0.02	(0.09)[1]	0.03 [1]	0.06	0.05	(0.08)	(0.18)[1]	(0.05)[1]	(0.10)	(0.21)	0.04	(0.39)[1]	0.121	0.10
Net realized and unrealized gain (loss) on investments	0.17	2.37	0.60	0.05	0.30	0.10	2.21	0.60	0.07	0.38	0.46	2.45	0.94	(0.02)	0.29
Total from investment operations	0.22	2.39	0.51	0.08	0.36	0.15	2.13	0.42	0.02	0.28	0.2 5	2.49	0.55	0.10	0.39
Less Distributions From:
Net investment income	(0.43)	(0.43)	(0.39)	(0.44)	(0.43)	(0.42)	(0.42)	(0.38)	(0.43)	(0.42)	(0.43)	(0.43)	(0.40)	(0.45)	(0.43)
Capital gains	(0.20)	(0.16)	(0.16)	(0.32)	(0.29)	(0.20)	(0.16)	(0.16)	(0.32)	(0.29)	(0.20)	(0.16)	(0.16)	(0.32)	(0.29)
Total distributions	(0.63)	(0.59)	(0.55)	(0.76)	(0.72)	(0.62)	(0.58)	(0.54)	(0.75)	(0.71)	(0.63)	(0.59)	(0.56)	(0.77)	(0.72)
Net increase (decrease) in net asset value	(0.41)	1.80	(0.04)	(0.68)	(0.36)	(0.47)	1.55	(0.12)	(0.73)	(0.43)	(0.38)	1.90	(0.01)	(0.67)	(0.33)
Net Asset Value at end of period	$9.19	$9.60	$7.80	$7.84	$8.52	$8.27	$8.74	$7.19	$7.31	$8.04	$9.57	$9.95	$8.05	$8.06	$8.73
Total Return (%)[2]	2.50	31.18	7.10	1.46	3.96	1.92	30.17	6.31	0.68	3.21	2.78	31.54	7.34	1.60	4.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,044	$14,811	$11,996	$13,748	$16,035	$8,365	$8,336	$7,156	$8,191	$9,638	$36,964	$66,982	$59,966	$102,018	$106,576
Ratios of expenses to average net assets (%)	1.26	1.26	1.25	1.25	1.25	2.01	2.01	2.01	2.00	2.00	1.01	1.01	1.01	1.00	1.00
Ratio of net investment income to average net assets (%)	0.57	0.09	0.70	1.05	0.47	(0.18)	(0.66)	(0.05)	0.29	(0.28)	0.84	0.34	0.98	1.28	0.73
Portfolio turnover (%)[3]	99	162	108	116	130	99	162	108	116	130	99	162	108	116	130

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

57

Madison Funds | October 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

COVERED CALL & EQUITY INCOME FUND
CLASS I 1
Period Ended October 31,
2022
Net Asset Value at beginning of period	$9.79
Income from Investment Operations:
Net investment income	0.38
Net realized and unrealized gain (loss) on investments	(0.18)
Total from investment operations	0.20
Less Distributions From:
Net investment income	(0.42)
Total distributions	(0.42)
Net increase (decrease) in net asset value	(0.22)
Net Asset Value at end of period	$9.57
Total Return (%)[2]	2.22
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$75,060
Ratios of expenses to average net assets (%)	0.96 [4]
Ratio of net investment income to average net assets (%)	1.06 [4]
Portfolio turnover (%)[5]	99 [3]

[1]	Class I shares commenced operations effective March 1, 2022.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	COVERED CALL & EQUITY INCOME FUND
	CLASS R6
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$10.12	$8.17	$8.16	$8.81	$9.13
Income from Investment Operations:
Net investment income (loss)	0.04	0.17	(0.45)[1]	0.18 [1]	0.06
Net realized and unrealized gain (loss) on investments	0.23	2.37	1.02	(0.06)	0.34
Total from investment operations	0.27	2.54	0.57	0.12	0.40
Less Distributions From:
Net investment income	(0.45)	(0.43)	(0.40)	(0.45)	(0.43)
Capital gains	(0.20)	(0.16)	(0.16)	(0.32)	(0.29)
Total distributions	(0.65)	(0.59)	(0.56)	(0.77)	(0.72)
Net increase (decrease) in net asset value	(0.38)	1.95	0.01	(0.65)	(0.32)
Net Asset Value at end of period	$9.74	$10.12	$8.17	$8.16	$8.81
Total Return (%)[2]	2.89	31.69	7.51	1.82	4.37
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$765	$544	$1,439	$2,385	$2,388
Ratios of expenses to average net assets (%)	0.88	0.88	0.87	0.87	0.87
Ratio of net investment income to average net assets (%)	0.95	0.60	1.10	1.41	0.85
Portfolio turnover (%)[3]	99	162	108	116	130

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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	DIVIDEND INCOME FUND
	CLASS A*
	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020
Net Asset Value at beginning of period	$34.13	$26.10	$25.17
Income from Investment Operations:
Net investment income	0.52	0.39	0.16	[1]
Net realized and unrealized gain (loss) on investments	(1.73)	8.06	0.98
Total from investment operations	(1.21)	8.45	1.14
Less Distributions From:
Net investment income	(0.44)	(0.42)	(0.21)
Capital gains	(3.21)	–	–
Total distributions	(3.65)	(0.42)	(0.21)
Net Increase (decrease) in net asset value	(4.86)	8.03	0.93
Net Asset Value at end of period	$29.27	$34.13	$26.10
Total Return (%)[2]	(4.23)	32.52	4.53	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$55,902	$62,716	$51,207
Ratios of expenses to average net assets (%)	1.16	1.16	1.17	[4]
Ratio of net investment income (loss) to average net assets	1.64	1.25	1.09	[4]
Portfolio turnover (%)[5]	33	31	33	[3]

*	Class A shares commenced operations effective June 1, 2020.
[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	DIVIDEND INCOME FUND
	CLASS Y
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$34.19	$26.14	$27.65	$27.01	$26.18
Income from Investment Operations:
Net investment income	0.60	0.50	0.51 [1]	0.46 [1]	0.47
Net realized and unrealized gain (loss) on investments	(1.73)	8.03	(0.88)	3.12	1.42
Total from investment operations	(1.13)	8.53	(0.37)	3.58	1.89
Less Distributions From:
Net investment income	(0.56)	(0.48)	(0.45)	(0.43)	(0.47)
Capital gains	(3.21)	–	(0.69)	(2.51)	(0.59)
Total distributions	(3.77)	(0.48)	(1.14)	(2.94)	(1.06)
Net Increase (decrease) in net asset value	(4.90)	8.05	(1.51)	0.64	0.83
Net Asset Value at end of period	$29.29	$34.19	$26.14	$27.65	$27.01
Total Return (%)[2]	(3.98)	32.81	(1.42)	15.48	7.35
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$165,998	$188,287	$171,733	$220,725	$111,457
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.91	0.91	1.02	1.10	1.10
After reimbursement of expenses by Adviser (%)	0.91	0.91	0.93	0.95	0.95
Ratio of net investment income (loss) to average net assets
Before reimbursement of expenses by Adviser (%)	1.89	1.50	1.72	1.64	1.60
After reimbursement and waiver of expenses by Adviser (%)	1.89	1.50	1.81	1.79	1.75
Portfolio turnover (%)[5]	33	31	33	28	32

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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	DIVIDEND INCOME FUND
	CLASS I
	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020[1]
Net Asset Value at beginning of period	$34.20	$26.14	$27.19
Income from Investment Operations:
Net investment income	0.63	0.52	0.06	[2]
Net realized and unrealized gain (loss) on investments	(1.73)	8.05	(1.02)
Total from investment operations	(1.10)	8.57	(0.96)
Less Distributions From:
Net investment income	(0.62)	(0.51)	(0.09)
Capital gains	(3.21)	–	–
Total distributions	(3.83)	(0.51)	(0.09)
Net Increase (decrease) in net asset value	(4.93)	8.06	(1.05)
Net Asset Value at end of period	$29.27	$34.20	$26.14
Total Return (%)[3]	(3.88)	32.95	(3.53)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$59,812	$72,215	$51,725
Before reimbursement of expenses by Adviser (%)	0.81	0.81	0.82	[5]
After reimbursement of expenses by Adviser (%)	0.81	0.81	0.82	[5]
Ratio of net investment income (loss) to average net assets
Before reimbursement of expenses by Adviser (%)	2.02	1.60	1.55	[5]
After reimbursement and waiver of expenses by Adviser (%)	2.02	1.60	1.55	[5]
Portfolio turnover (%)[6]	33	31	33	[4]

[1]	Class I shares commenced operations effective September 1, 2020.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

DIVIDEND INCOME FUND
CLASS R6
Period Ended
October 31,
2022*
Net Asset Value at beginning of period	$31.05
Income from Investment Operations:
Net investment income	0.39
Net realized and unrealized gain (loss) on investments	(1.72)
Total from investment operations	(1.33)
Less Distributions From:
Net investment income	(0.44)
Total distributions	(0.44)
Net Increase (decrease) in net asset value	(1.77)
Net Asset Value at end of period	$29.28
Total Return (%)[1]	(4.25)[2]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$19,575
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.73 [3]
After reimbursement of expenses by Adviser (%)	0.73 [3]
Ratio of net investment income (loss) to average net assets
After reimbursement and waiver of expenses by Adviser (%)	2.03
Portfolio turnover (%)[4]	33 [2]

*	Class R6 shares commenced operations effective March 1, 2022.
[1]	Total return without applicable sales charge.
[2]	Not annualized.
[3]	Annualized.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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	INVESTORS FUND
	CLASS A					CLASS Y					CLASS R6
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$28.72	$23.81	$23.76	$23.85	$23.22	$28.78	$23.84	$23.83	$23.92	$23.29	$29.09	$24.12	$24.06	$24.07	$23.44
Income from Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	0.04 [1]	0.06 [1]	0.05	0.05	0.12	0.14 [1]	0.12 [1]	0.11	0.08	0.11	0.03 [1]	0.16 [1]	0.15
Net realized and unrealized gain (loss) on investments	(2.92)	7.29	1.31	3.39	1.87	(2.93)	7.24	1.29	3.39	1.87	(2.93)	7.37	1.45	3.43	1.88
Total from investment operations	(2.93)	7.28	1.35	3.45	1.92	(2.88)	7.36	1.43	3.51	1.98	(2.85)	7.48	1.48	3.59	2.03
Less Distributions From:
Net investment income	–	–	–	(0.10)	(0.03)	(0.04)	(0.05)	(0.12)	(0.16)	(0.09)	(0.15)	(0.14)	(0.12)	(0.16)	(0.14)
Capital gains	(2.14)	(2.37)	(1.30)	(3.44)	(1.26)	(2.14)	(2.37)	(1.30)	(3.44)	(1.26)	(2.14)	(2.37)	(1.30)	(3.44)	(1.26)
Total distributions	(2.14)	(2.37)	(1.30)	(3.54)	(1.29)	(2.18)	(2.42)	(1.42)	(3.60)	(1.35)	(2.29)	(2.51)	(1.42)	(3.60)	(1.40)
Net increase (decrease) in net asset value	(5.07)	4.91	0.05	(0.09)	0.63	(5.06)	4.94	0.01	(0.09)	0.63	(5.14)	4.97	0.06	(0.01)	0.63
Net Asset Value at end of period	$23.65	$28.72	$23.81	$23.76	$23.85	$23.72	$28.78	$23.84	$23.83	$23.92	$23.95	$29.09	$24.12	$24.06	$24.07
Total Return (%)[2]	(11.33)	32.37	5.75	18.37	8.50	(11.13)	32.72	6.06	18.63	8.75	(10.96)	32.96	6.21	18.88	8.90
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$88,286	$108,515	$88,934	$86,476	$78,043	$89,391	$112,166	$157,991	$244,443	$208,942	$50,843	$84,331	$70,490	$8,063	$6,919
Ratios of expenses to average net
assets (%)	1.16	1.16	1.18	1.20	1.20	0.91	0.91	0.94	0.95	0.95	0.73	0.73	0.74	0.77	0.77
Ratio of net investment income to average net
assets (%)	(0.05)	(0.03)	0.18	0.23	0.22	0.21	0.25	0.54	0.47	0.47	0.41	0.39	0.26	0.65	0.64
Portfolio turnover (%)[3]	18	17	41	23	40	18	17	41	23	40	18	17	41	23	40

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	INVESTORS FUND
	CLASS I
	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020[1]
Net Asset Value at beginning of period	$28.75	$23.84	$24.51
Income from Investment Operations:
Net investment income	0.07	0.10	0.00	[2,3]
Net realized and unrealized gain (loss) on investments	(2.91)	7.28	(0.67)
Total from investment operations	(2.84)	7.38	(0.67)
Less Distributions From:
Net investment income	(0.10)	(0.10)	–
Capital gains	(2.14)	(2.37)	–
Total distributions	(2.24)	(2.47)	–
Net Increase (decrease) in net asset value	(5.08)	4.91	(0.67)
Net Asset Value at end of period	$23.67	$28.75	$23.84
Total Return (%)[4]	(11.03)	32.87	(2.73)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$71,885	$104,617	$20,643
Ratios of expenses to average net assets (%)	0.81	0.81	0.82	[6]
Ratio of net investment income to average net assets	0.31	0.30	0.02	[6]
Portfolio turnover (%)[7]	18	17	41	[5]

[1]	Class I shares commenced operations effective September 1, 2020.
[2]	Amounts represent less than $ 0.005 per share.
[3]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[4]	Total return without applicable sales charge.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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	SUSTAINABLE EQUITY FUND
	CLASS Y	CLASS I
	Period Ended	Period Ended
	October 31,	October 31,
	2022[1]	2022[1]
Net Asset Value at beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income	0.03	0.03
Net realized and unrealized gain (loss) on investments	(1.82)	(1.81)
Total from investment operations	(1.79)	(1.78)
Less Distributions From:
Net investment income	–	–
Net increase (decrease) in net asset value	(1.79)	(1.78)
Net Asset Value at end of period	$8.21	$8.22
Total Return (%)[2]	(17.90)[3]	(17.80)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$82	$9,198
Ratios of expenses to average net assets (%)	0.89 [4]	0.81 [4]
Ratio of net investment income to average net assets (%)	0.46 [4]	0.60 [4]
Portfolio turnover (%)[5]	12 [3]	12 [3]

[1]	The Sustainable Equity Fund was launched on December 31, 2021 and commenced operations effective January 3, 2022.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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	MID CAP FUND
	CLASS A					CLASS B
	Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$13.68	$10.26	$11.09	$9.77	$9.37	$10.52	$8.03	$8.84	$7.98	$7.78
Income from Investment Operations:
Net investment loss	(0.09)	(0.07)	(0.08)[1]	(0.07)[1]	(0.06)	(1.64)	(0.68)	(0.53)[1]	(0.32)[1]	(0.35)
Net realized and unrealized gain (loss) on investments	(1.27)	3.91	(0.32)	2.07	0.81	0.55	3.59	0.15	1.86	0.90
Total from investment operations	(1.36)	3.84	(0.40)	2.00	0.75	(1.09)	2.91	(0.38)	1.54	0.55
Less Distributions From:
Capital gains	(0.64)	(0.42)	(0.43)	(0.68)	(0.35)	(0.64)	(0.42)	(0.43)	(0.68)	(0.35)
Total distributions	(0.64)	(0.42)	(0.43)	(0.68)	(0.35)	(0.64)	(0.42)	(0.43)	(0.68)	(0.35)
Net increase (decrease) in net asset value	(2.00)	3.42	(0.83)	1.32	0.40	(1.73)	2.49	(0.81)	0.86	0.20
Net Asset Value at end of period	$11.68	$13.68	$10.26	$11.09	$9.77	$8.79	$10.52	$8.03	$8.84	$7.98
Total Return (%)[2]	(10.62)	38.24	(3.81)	22.65	8.15	(11.28)	37.24	(4.59)	21.91	7.21
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$63,417	$76,625	$58,782	$66,250	$59,519	$605	$1,180	$1,191	$1,730	$1,891
Ratios of expenses to average net assets (%)	1.40	1.39	1.40	1.40	1.40	2.15	2.15	2.15	2.15	2.15
Ratio of net investment income to average net assets (%)	(0.59)	(0.50)	(0.64)	(0.59)	(0.51)	(1.29)	(1.21)	(1.37)	(1.33)	(1.26)
Portfolio turnover (%)[3]	24	24	24	25	27	24	24	24	25	27

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	MID CAP FUND
	CLASS Y
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$14.62	$10.89	$11.71	$10.23	$9.76
Income from Investment Operations:
Net investment income (loss)	(0.03)	0.02	(0.03)[1]	(0.02)[1]	(0.01)
Net realized and unrealized gain (loss) on investments	(1.37)	4.13	(0.36)	2.18	0.83
Total from investment operations	(1.40)	4.15	(0.39)	2.16	0.82
Less Distributions From:
Net Investment Income	(0.00)[2]	–	(0.00)[2]	–	–
Capital gains	(0.64)	(0.42)	(0.43)	(0.68)	(0.35)
Total distributions	(0.64)	(0.42)	(0.43)	(0.68)	(0.35)
Net increase (decrease) in net asset value	(2.04)	3.73	(0.82)	1.48	0.47
Net Asset Value at end of period	$12.58	$14.62	$10.89	$11.71	$10.23
Total Return (%)[3]	(10.17)	38.89	(3.52)	23.27	8.55
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$253,477	$263,892	$323,841	$463,768	$351,716
Ratios of expenses to average net assets (%)	0.95	0.95	0.97	0.98	0.98
Ratio of net investment income to average net assets (%)	(0.14)	(0.04)	(0.20)	(0.18)	(0.09)
Portfolio turnover (%)[4]	24	24	24	25	27

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Amounts represent less than $ (0.005) per share.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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	MID CAP FUND
	CLASS I
	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020[1]
Net Asset Value at beginning of period	$14.64	$10.90	$11.21
Income from Investment Operations:
Net investment income (loss)	0.00 [2]	(0.03)	0.01 [3]
Net realized and unrealized gain (loss) on investments	(1.38)	4.19	(0.30)
Total from investment operations	(1.38)	4.16	(0.31)
Less Distributions From:
Net Investment Income	(0.02)	(0.00)[2]	–
Capital gains	(0.64)	(0.42)	–
Total distributions	(0.66)	(0.42)	–
Net increase (decrease) in net asset value	(2.04)	3.74	(0.31)
Net Asset Value at end of period	$12.60	$14.64	$10.90
Total Return (%)[4]	(10.08)	39.01	(2.77)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$274, 918	$286,235	$61,805
Ratios of expenses to average net assets (%)	0.85	0.85	0.866
Ratio of net investment income to average net assets (%)	(0.04)	(0.01)	(0.43)[6]
Portfolio turnover (%)[7]	24	24	24 [5]

[1]	Class I shares commenced operations effective September 1, 2020.
[2]	Amounts represent less than $ (0.005) per share.
[3]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[4]	Total return without applicable sales charge.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	MID CAP FUND
	CLASS R6
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$15.04	$11.19	$11.99	$10.44	$9.94
Income from Investment Operations:
Net investment income (loss)	0.01	0.02	(0.02)[1]	(0.10)[1]	0.01
Net realized and unrealized gain (loss) on investments	(1.43)	4.27	(0.35)	2.33	0.84
Total from investment operations	(1.42)	4.29	(0.37)	2.23	0.85
Less Distributions From:
Net Investment Income	(0.04)	(0.02)	(0.00)[2]	–	–
Capital gains	(0.64)	(0.42)	(0.43)	(0.68)	(0.35)
Total distributions	(0.68)	(0.44)	(0.43)	(0.68)	(0.35)
Net increase (decrease) in net asset value	(2.10)	3.85	(0.80)	1.55	0.50
Net Asset Value at end of period	$12.94	$15.04	$11.19	$11.99	$10.44
Total Return (%)[3]	(10.07)	39.20	(3.26)	23.49	8.71
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$88,723	$105,878	$91,562	$55,417	$12,886
Ratios of expenses to average net assets (%)	0.77	0.77	0.77	0.76	0.77
Ratio of net investment income to average net assets (%)	0.05	0.14	(0.03)	(0.06)	0.12
Portfolio turnover (%)[4]	24	24	24	25	27

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Amounts represent less than $0.005 per share.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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	SMALL CAP FUND
	CLASS A
				Period Ended		Inception to
	Period Ended October 31,			October 31,		September 30,
	2022	2021	2020	2019[7]		2019[1]
Net Asset Value at beginning of period	$15.55	$11.04	$11.14	$10.82		$10.53
Income from Investment Operations:
Net investment income (loss)	(0.05)	(0.09)	(0.02)[2]	(0.01)[2]		(0.01)[2]
Net realized and unrealized gain (loss) on investments	(2.81)	5.46	0.36	0.33		0.30
Total from investment operations	(2.86)	5.37	0.34	0.32		0.29
Less Distributions From:
Capital gains	(3.47)	(0.86)	(0.44)	–		–
Total distributions	(3.47)	(0.86)	(0.44)	–		–
Net increase (decrease) in net asset value	(6.33)	4.51	(0.10)	0.32		0.29
Net Asset Value at end of period	$9.22	$15.55	$11.04	$11.14		10.82
Total Return (%)[3]	(23.74)	50.17	3.02	2.96	[4]	2.75	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,417	$4,847	$2,958	$3,457		$3,420
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.35	1.39	1.51	1.50	[5]	1.50	[5]
After reimbursement of expenses by Adviser (%)	1.35	1.38	1.47	1.46	[5]	1.46	[5]
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	(0.52)	(0.67)	(0.18)	(1.07)[5]		(1.28)[5]
After reimbursement of expenses by Adviser (%).	(0.52)	(0.66)	(0.14)	(1.03)[5]		(1.24)[5]
Portfolio turnover (%)[6]	41	44	47	3		73

[1]	For accounting purposes, the Small Cap Fund Class A is treated as having commenced investment operations on August 31, 2019.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

[7]	Disclosure represents the period October 1, 2019 to October 31, 2019.

	SMALL CAP FUND
	CLASS Y
				Period Ended
	Year Ended October 31,			October 31,		Year Ended September 30,
	2022	2021	2020	2019[1]		2019	2018[2]
Net Asset Value at beginning of period	$15.69	$11.11	$11.19	$10.87		$15.56	$15.03
Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.07)	0.02 [3]	(0.01)[3]		(0.04)[3]	(0.08)
Net realized and unrealized gain (loss) on investments	(2.84)	5.51	0.35	0.33		(1.39)	2.21
Total from investment operations	(2.87)	5.44	0.37	0.32		(1.43)	2.13
Less Distributions From:
Net investment income	(0.00)[4]	–	(0.01)	–		–	–
Capital gains	(3.47)	(0.86)	(0.44)	–		(3.26)	(1.60)
Total distributions	(3.47)	(0.86)	(0.45)	–		(3.26)	(1.60)
Net increase (decrease) in net asset value	(6.34)	4.58	(0.08)	0.32		(4.69)	0.53
Net Asset Value at end of period	$9.35	$15.69	$11.11	$11.19		10.87	$15.56
Total Return (%)[5]	(23.55)	50.50	3.27	2.94	[6]	(8.81)	15.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$166,238	$253,625	$215,890	$263,527		$274,824	$543,961
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	1.15	1.26	1.25	[7]	1.29	1.21
After reimbursement of expenses by Adviser (%)	1.10	1.14	1.22	1.21	[7]	1.29	1.21
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	(0.27)	(0.42)	0.08	(0.82)[7]		(0.36)	(0.57)
After reimbursement of expenses by Adviser (%)	(0.27)	(0.40)	0.12	(0.78)[7]		(0.36)	(0.57)
Portfolio turnover (%)[8]	41	44	47	3		73	49

[1]	Disclosure represents the period October 1, 2019 to October 31, 2019.
[2]	The financial highlights prior to August 31, 2019 are those of the Broadview Opportunity Fund, the accounting survivor of the reorganization of the Madison Small Cap Fund and Broadview Opportunity Fund. The net asset values and other per share information of the Broadview Opportunity Fund have been restated by the conversion ratio of 2.469195 for Class Y shares to reflect those of the legal survivor of the reorganization, the Madison Small Cap Fund.
[3]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[4]	Amounts represent less than $ (0.005) per share.
[5]	Total return without applicable sales charge.
[6]	Not annualized.
[7]	Annualized.
[8]	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

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	SMALL CAP FUND
	CLASS I
	Year Ended	Period Ended
	October 31,	October 31,
	2022	2021[1]
Net Asset Value at beginning of period	$15.70	$14.41
Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(2.83)	1.32
Total from investment operations	(2.85)	1.29
Less Distributions From:
Net investment income	(0.02)	–
Capital gains	(3.47)	–
Total distributions	(3.49)	–
Net increase (decrease) in net asset value	(6.34)	1.29
Net Asset Value at end of period	$9.36	$15.70
Total Return (%)[2]	(23.52)	8.95	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$13,863	$21,868
Before reimbursement of expenses by Adviser (%)	1.00	1.00	[3]
After reimbursement of expenses by Adviser (%)	1.00	1.00	[3]
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	(0.16)	(0.36)[3]
After reimbursement of expenses by Adviser (%)	(0.16)	(0.36)[3]
Portfolio turnover (%)	41	44	[4]

[1]	Class I shares commenced operations effective March 1, 2021.
[2]	Total return without applicable sales charge.
[3]	Annualized.
[4]	Not annualized.

SMALL CAP FUND
CLASS R6
Period Ended
October 31,
2022[1]
Net Asset Value at beginning of period	$11.30
Income from Investment Operations:
Net investment loss	(0.00)[2]
Net realized and unrealized gain on investments	(1.94)
Total from investment operations	(1.94)
Net increase in net asset value	(1.94)
Net Asset Value at end of period	$9.36
Total Return (%)[3]	(17.17)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$161
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.92 [5]
After reimbursement of expenses by Adviser (%)	0.92 [5]
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	(0.06)[5]
After reimbursement of expenses by Adviser (%)	(0.06)[5]
Portfolio turnover (%)[6]	41 [4]

[1]	Class R6 shares commenced operations effective March 1, 2022.
[2]	Amounts represent less than $ (0.005) per share.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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	INTERNATIONAL STOCK FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$13.67	$11.83	$13.53	$12.92	$14.00	$13.20	$11.47	$13.14	$12.56	$13.63	$13.64	$11.83	$13.57	$12.96	$14.04
Income from Investment Operations:
Net investment income (loss)	0.08	0.07	0.06 [1]	0.18 [1]	0.16	(0.21)	(0.21)	(0.08)[1]	0.06 [1]	0.03	(1.21)	0.41	1.30 [1]	0.62 [1]	2.47
Net realized and unrealized gain (loss) on investments	(2.78)	2.35	(0.89)	0.99	(1.12)	(2.45)	2.46	(0.82)	0.99	(1.07)	(1.46)	2.05	(2.10)	0.58	(3.40)
Total from investment operations	(2.70)	2.42	(0.83)	1.17	(0.96)	(2.66)	2.25	(0.90)	1.05	(1.04)	(2.67)	2.46	(0.80)	1.20	(0.93)
Less Distributions From:
Net investment income	(0.07)	(0.06)	(0.19)	(0.19)	(0.12)	–	–	(0.09)	(0.10)	(0.03)	(0.13)	(0.13)	(0.26)	(0.22)	(0.15)
Capital gains	(3.56)	(0.52)	(0.68)	(0.37)	–	(3.56)	(0.52)	(0.68)	(0.37)	–	(3.56)	(0.52)	(0.68)	(0.37)	–
Total distributions	(3.63)	(0.58)	(0.87)	(0.56)	(0.12)	(3.56)	(0.52)	(0.77)	(0.47)	(0.03)	(3.69)	(0.65)	(0.94)	(0.59)	(0.15)
Net increase (decrease) in net asset value	(6.33)	1.84	(1.70)	0.61	(1.08)	(6.22)	1.73	(1.67)	0.58	(1.07)	(6.36)	1.81	(1.74)	0.61	(1.08)
Net Asset Value at end of period	$7.34	$13.67	$11.83	$13.53	$12.92	$6.98	$13.20	$11.47	$13.14	$12.56	$7.28	$13.64	$11.83	$13.57	$12.96
Total Return (%)[2]	(26.52)	20.48	(6.78)	9.85	(6.94)	(27.14)	19.62	(7.49)	9.04	(7.65)	(26.39)	20.83	(6.58)	10.10	(6.72)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$10,896	$16,375	$14,602	$17,209	$17,679	$139	$348	$494	$715	$840	$666	$888	$823	$1,310	$1,434
Ratios of expenses to average net assets (%)	1.61	1.61	1.60	1.60	1.60	2.37	2.36	2.36	2.35	2.35	1.36	1.36	1.36	1.35	1.35
Ratio of net investment income to average net assets (%)	0.30	0.53	0.50	1.42	1.14	(0.44)	(0.19)	(0.26)	0.65	0.36	0.55	0.79	0.73	1.67	1.12
Portfolio turnover (%)[3]	31	120	34	37	29	31	120	34	37	29	31	120	34	37	29

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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Madison Funds | October 31, 2022

Notes to the Financial Statements

1. ORGANIZATION

Madison Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. As of the date of this report, the Trust offers the following funds (individually, a “fund,” collectively, the “funds”), with the share classes listed:

Fund	Share Class(es) Offered[1]
Conservative Allocation[2]	Class A, Class B, Class C
Moderate Allocation[2]	Class A, Class B, Class C
Aggressive Allocation[2]	Class A, Class B, Class C
Tax-Free Virginia	Class Y
Tax-Free National	Class Y
High Quality Bond[3]	Class Y, Class I
Core Bond[4]	Class A, Class B, Class Y, Class I, Class R6
Diversified Income	Class A, Class B, Class C
Covered Call & Equity Income[3]	Class A, Class C, Class Y, Class I, Class R6
Dividend Income[4]	Class A, Class Y, Class I, Class R6
Investors	Class A, Class Y, Class I, Class R6
Sustainable Equity[5]	Class Y, Class I
Mid Cap	Class A, Class B, Class Y, Class I, Class R6
Small Cap[4]	Class A, Class Y, Class I, Class R6
International Stock	Class A, Class B, Class Y

[1]	As of February 1, 2017, Class B shares of the funds may not be purchased or acquired, except by exchange from Class B shares of another Madison Fund, or through dividend and/or capital gains reinvestments. Shareholders with investments in Class B shares of the funds may continue to hold such shares until they convert to Class A shares.
[2]	The Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds are collectively referred to herein as the “Allocation Funds”.
[3]	The High Quality Bond and Covered Call & Equity Income Funds launched Class I shares on February 28, 2022, and the Classes commenced operations effective March 1, 2022.
[4]	The Core Bond, Dividend Income and Small Cap Funds launched Class R6 shares on February 28, 2022, and the Classes commenced operations effective March 1, 2022.
[5]	The Sustainable Equity Fund was launched on December 31, 2021, and Class Y and Class I classes commenced operations effective January 3, 2022.

Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses; is subject to its own sales charge, if any; and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class or other class-specific matters.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison:), the Fund’s investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Standard Time, on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each fund is determined based on the NAVs of the Underlying

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Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Pricing Committee ( the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require an Allocation Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. In addition to the fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Board of Trustees. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Recently Issued Accounting Pronouncements:

On December 3, 2020, the Securities and Exchange Commission (SEC) adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. The Trust has adopted the new Valuation Rule as of the compliance date and approved new pricing and valuation procedure to comply.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statements of Operations also includes realized gain distributions received from the underlying exchange-listed funds. Distributions of net realized gains are recorded on the fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Share Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Foreign Currency Transactions: The fund’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., fair value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the funds at the spot rate at settlement.

Each fund, except the Tax-Free Virginia and Tax-Free National Funds, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments. The International Stock Fund had a net realized loss of $ (569) related to foreign currency transactions.

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The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each fund, except the Tax-Free Virginia and Tax-Free National Funds, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. During the year ended October 31, 2022, none of the funds had open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Cash Concentration: At times, the funds maintain cash balances at financial institutions in excess of federally insured limits. The funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each fund currently limits investments in illiquid investments, as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. At October 31, 2022, there were no illiquid securities held in the funds.

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund may segregate cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2022, none of the funds had entered into such transactions.

Indemnifications: Under the funds’ organizational documents, the funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In the normal course of business, the funds enter into contracts that contain a variety of representations and provide general indemnifications. The funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the funds. However, based on experience, management expects the risk of loss to be remote.

3. Fair Value Measurements:

Each fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value for the year ended October 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of October 31, 2022, none of the funds held securities deemed as a Level 3, and there were no transfers between Level 3 securities and other classification levels.

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The following is a summary of the inputs used as of October 31, 2022, in valuing the funds’ investments carried at fair value (please see the Portfolio of Investments for each fund for a listing of all securities within each category):

				Value at
Fund[1]	Level 1	Level 2	Level 3	10/31/22
Conservative Allocation
Investment Companies	$47,970,153	$—	$—	$47,970,153
Short-Term Investments	12,711,291	—	—	12,711,291
	60,681,444	—	—	60,681,444
Moderate Allocation
Investment Companies	94,177,616	—	—	94,177,616
Short-Term Investments	17,660,692	—	—	17,660,692
	111,838,308	—	—	111,838,308
Aggressive Allocation
Investment Companies	48,985,239	—	—	48,985,239
Short-Term Investments	13,271,402	—	—	13,271,402
	62,256,641	—	—	62,256,641
Tax-Free Virginia
Municipal Bonds	—	17,330,967	—	17,330,967

Tax-Free National
Municipal Bonds	—	17,371,511	—	17,371,511

High Quality Bond
Corporate Notes and Bonds	—	28,955,136	—	28,955,136
U.S. Government and Agency Obligations	—	47,602,666	—	47,602,666
Short-Term Investments	4,111,113	—	—	4,111,113
	4,111,113	76,557,802	—	80,668,915
Core Bond
Asset Backed Securities	—	9,390,691	—	9,390,691
Collateralized Mortgage Obligations	—	10,273,333	—	10,273,333
Commercial Mortgage-Backed Securities	—	4,554,563	—	4,554,563
Corporate Notes and Bonds	—	47,488,457	—	47,488,457
Foreign Corporate Bonds	—	3,929,556	—	3,929,556
Mortgage Backed Securities	—	28,335,944	—	28,335,944
U.S. Government and Agency Obligations	—	61,509,863	—	61,509,863
Short-Term Investments	3,738,487	—	—	3,738,487
	3,738,487	165,482,407	—	169,220,894
Diversified Income
Common Stocks	112,196,532	—	—	112,196,532
Asset Backed Securities	—	1,611,705	—	1,611,705
Collateralized Mortgage Obligations	—	2,311,739	—	2,311,739
Commercial Mortgage-Backed Securities	—	1,207,756	—	1,207,756
Corporate Notes and Bonds	—	13,587,960	—	13,587,960
Foreign Corporate Bonds	—	1,022,764		1,022,764
Long Term Municipal Bonds	—	555,769	—	555,769
Mortgage Backed Securities	—	8,586,473	—	8,586,473
U.S. Government and Agency Obligations	—	17,722,292	—	17,722,292
Short-Term Investments	3,267,266	—	—	3,267,266
	115,463,798	46,606,458	—	162,070,256
Covered Call & Equity Income
Assets:
Common Stocks	98,724,854	—	—	98,724,854
Exchange Traded Funds	881,840	—	—	881,840
Short-Term Investments	38,077,149	—	—	38,077,149
	137,683,843	—	—	137,683,843
Liabilities:
Call Options Written	(3,267,835)	—	—	(3,267,835)

Dividend Income
Common Stocks	296,956,568	—	—	296,956,568
Short-Term Investments	8,138,000	—	—	8,138,000
	305,094,568	—	—	305,094,568
Investors
Common Stocks	275,197,990	—	—	275,197,990
Investment Companies	10,181,268			10,181,268
Short-Term Investments	8,638,153	—	—	8,638,153

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				Value at
Fund[1]	Level 1	Level 2	Level 3	10/31/22
	294,017,411	—	—	294,017,411

Sustainable Equity
Common Stocks	8,178,994	—	—	8,178,994
Short-Term Investments	691,055	—	—	691,055
	8,870,049	—	—	8,870,049

Mid Cap
Common Stocks	615,211,781	—	—	615,211,781
Exchange Traded Funds	26,365,466			26,365,466
Short-Term Investments	33,707,859	—	—	33,707,859
	675,285,106	—	—	675,285,106
Small Cap
Common Stocks	170,021,758	—	—	170,021,758
Short-Term Investments	16,822,299	—	—	16,822,299
	186,844,057	—	—	186,844,057
International Stock
Common Stocks
Australia	226,611	—	—	226,611
Brazil	559,075	—	—	559,075
Canada	707,149	—	—	707,149
China	486,071	—	—	486,071
Denmark	261,712	—	—	261,712
France	1,200,523	—	—	1,200,523
Germany	986,913	—	—	986,913
Hong Kong	151,047	—	—	151,047
India	965,288	—	—	965,288
Ireland	202,631	—	—	202,631
Israel	204,297	—	—	204,297
Italy	171,190	—	—	171,190
Japan	1,714,476	—	—	1,714,476
Mexico	410,322	—	—	410,322
Netherlands	447,088	—	—	447,088
Norway	146,606	—	—	146,606
Singapore	268,169	—	—	268,169
Switzerland	848,096	—	—	848,096
Taiwan	130,363	—	—	130,363
United Kingdom	1,281,137	—	—	1,281,137
Short-Term Investments	273,059	—	—	273,059
	11,641,823	—	—	11,641,823

[1]	See respective Portfolio of Investments for underlying holdings in each fund. For additional information on the Underlying funds held in the Allocation Funds, including shareholder prospectuses and financial reports, please visit each Underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

4. Derivatives:

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations. As of October 31, 2022 the Covered Call & Equity Income Fund has not offset any of the positions and the positions are presented gross on the statement of Assets and Liabilities.

The following table presents the types of derivatives in the fund by location and as presented on the Statements of Assets and Liabilities as of October 31, 2022.

	Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments
		Asset Derivatives		Liability Derivatives
Fund	Underlying Risk	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Covered Call & Equity Income	Equity	Options purchased	$—	Options written	$(3,267,835)

The following table presents the effect of derivative instruments on the Statements of Operations for the year ended October 31, 2022.

			Realized Gain	Change in Unrealized Appreciation
Fund	Underlying Risk	Statement of Operations	(Loss) on Derivatives	(Depreciation) on Derivatives
Covered Call & Equity Income	Equity	Option Purchased	$1,614,558	$—
	Equity	Option Written	4,465,789	(833,984)
Total			$6,080,347	$(833,984)

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The average volume (based on the open positions at each month-end) of derivative activity during the year ended October 31, 2022.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Covered Call & Equity Income	62	(7,416)

(1)	Numbers of Contracts

There is no impact on the financial statement of the other funds as they did not hold derivative investments during the year ended October 31, 2022.

5. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the funds, pursuant to the terms of an Investment Advisory Agreement between Madison and the Trust, Madison is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows as of October 31, 2022:

Fund	Management Fee
Conservative Allocation	0.20%
Moderate Allocation	0.20%
Aggressive Allocation	0.20%
Tax-Free Virginia	0.50%
Tax-Free National	0.40%
High Quality Bond[1]	0.30%
Core Bond[2]	0.39%
Diversified Income[2]	0.65%

Fund	Management Fee
Covered Call & Equity Income	0.85%
Dividend Income[2]	0.70%
Investors[2]	0.70%
Sustainable Equity[2]	0.70%
Mid Cap[2]	0.75%
Small Cap[2]	0.89%
International Stock[2]	1.05%

[1]	Effective February 28, 2021, Madison contractually agreed to waive 0.10% of its 0.30% annual management fee until at least February 27, 2022. Madison does not have the right to recoup any waived fees. The fee waiver was discontinued effective February 28, 2022.
[2]	The fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

Administrative Services Agreement. In addition to the management fee, the Investment Adviser is entitled to receive an administrative services fee from each fund pursuant to the terms of a separate Administrative Services Agreement. Under this fee agreement, the Investment Adviser provides or arranges for each fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund.

During the year ended October 31, 2022, the funds and their respective share classes were charged the following fees under the Administrative Services Agreement:

Fund	Class A	Class B	Class C	Class Y	Class I	Class R6
Conservative Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Moderate Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Aggressive Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Tax-Free Virginia	N/A	N/A	N/A	0.35%	N/A	N/A
Tax-Free National	N/A	N/A	N/A	0.35%	N/A	N/A
High Quality Bond	N/A	N/A	N/A	0.19%	0.10%[1]	N/A
Core Bond	0.20%	0.20%	N/A	0.20%	0.10%	0.02%[2]
Diversified Income	0.20%	0.20%	0.20%	N/A	N/A	N/A
Covered Call & Equity Income	0.15%	N/A	0.15%	0.15%	0.10%[1]	0.02%
Dividend Income	0.20%	N/A	N/A	0.20%	0.10%	0.02%[2]
Investors	0.20%	N/A	N/A	0.20%	0.10%	0.02%
Sustainable Equity	N/A	N/A	N/A	0.20%	0.10%	N/A
Mid Cap	0.40%	0.40%	N/A	0.20%	0.10%	0.02%
Small Cap	0.20%	N/A	N/A	0.20%	0.10%	0.02%[2]
International Stock	0.30%	0.30%	N/A	0.30%	N/A	N/A

[1]	The High Quality Bond and Covered Call & Equity Income Funds launched Class I shares on February 28, 2022, and the Class commenced operations effective March 1, 2022.
[2]	The Core Bond, Dividend Income and Small Cap Funds launched Class R6 shares on February 28, 2022, and the Class commenced operations effective March 1, 2022.

Expenses that are not included under this fee agreement are paid directly by the funds. See “Other Expenses”.

The Investment Adviser may from time to time, contractually or voluntarily, agree to waive a portion of it’s the administrative services fees and/or reimburse each fund’s operating expenses to ensure that each fund’s operating expenses do not exceed the expense limitation listed below. Contractual fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval. Any fees waived will not be subject to later recoupment by Madison.

During the year ended October 31, 2022, the Investment Adviser did not waive Administrative Services fees for any of the funds.

Shareholder Service and Distribution Plans (Rule 12b-1). The Trust has adopted, on behalf of certain funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the 1940 Act. These plans permit the applicable share classes to pay for distribution of their shares and servicing of their shareholders out of fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected funds and share classes. These plans are described below:

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Shareholder Service Fees (Class A, B and C shares). Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares of each of the funds. Under the terms of these plans, each fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution Fees (Class B and C shares only). Distribution plans have been adopted pursuant to Rule 12b-1 under 1940 Act for Class B and C shares of each of the funds. Under the terms of each plan, each fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a fund and, over time, may cost more than paying the initial sales charge for Class A shares.

The Shareholder Servicing & Distribution Fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

						Total Shareholder Servicingand
	Shareholder Servicing Fee			Distribution Fee		Distribution Fees (Rule 12b-1)
Fund	Class A	Class B	Class C	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Moderate Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Aggressive Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Tax-Free Virginia	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Free National	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Bond	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Diversified Income	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Covered Call & Equity Income	0.25%	N/A	0.25%	N/A	0.75%	0.25%	N/A	1.00%
Dividend Income	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
Investors	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
Sustainable Equity	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mid Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Small Cap	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
International Stock	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. For the year October 31, 2022, no fees were waived. MFD does not have the right to recoup waived fees

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B, and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the year ended October 31, 2022, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	69,354	911	895	9,723	911	895
Moderate Allocation	57,833	618	409	6,785	618	409
Aggressive Allocation	44,455	489	94	5,061	489	94
Core Bond	11,340	80	n/a	1,586	80	n/a
Diversified Income	85,832	419	65	10,523	419	65
Dividend Income	22,027	n/a	n/a	2,597	n/a	n/a
Covered Call & Equity Income	35,009	n/a	175	3,877	n/a	175
Investors	46,570	n/a	n/a	5,754	n/a	n/a
Mid Cap	27,717	37	n/a	3,274	37	n/a
Small Cap	3,204	n/a	n/a	373	n/a	n/a
International Stock	6,127	11	n/a	765	11	n/a

Other Expenses: The funds are responsible for paying: (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) Rule 12b-1 distribution and service fees, if any (iii) acquired fund fees, if any, (iv) any extraordinary or nonrecurring expenses (such as overdraft fees or expenses relating to any temporary line of credit the funds maintain for emergency or extraordinary purposes), and (v) Independent Trustee compensation, including Lead Independent Trustee compensation.

Officers and Trustees: Certain officers and trustees of the funds are also officers of the Investment Adviser. The funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated from the Funds.

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6. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, Tax-Free Virginia, Tax-Free National, Core Bond and Diversified Income Funds declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality Bond, Dividend Income and Covered Call & Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Investors, Sustainable Equity, Mid Cap, Small Cap and International Stock Funds declare and reinvest dividends, if any, annually. The funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

7. SECURITIES TRANSACTIONS

For the year ended October 31, 2022, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$—	$—	$48,391,326	$55,334,856
Moderate Allocation	—	—	106,886,835	116,762,843
Aggressive Allocation	—	—	57,496,914	59,640,384
Tax-Free Virginia	—	—	3,261,432	3,618,824
Tax-Free National	—	—	1,886,751	3,940,017
High Quality Bond	17,311,616	32,162,283	4,259,700	16,954,386
Core Bond	47,906,411	15,336,267	25,595,357	20,916,713
Diversified Income	14,717,486	5,260,572	40,030,167	49,229,302
Covered Call & Equity Income	—	—	118,745,077	81,875,182
Dividend Income	—	—	100,108,956	104,042,830
Investors	—	—	62,478,842	124,752,230
Sustainable Equity	—	—	10,096,689	789,766
Mid Cap	—	—	165,819,992	160,422,673
Small Cap	—	—	87,613,171	117,756,685
International Stock	—	—	4,306,106	5,880,271

8. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Covered Call & Equity Income Fund pursues its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the fund can write (sell) is limited by the amount of equity securities the fund holds in its portfolio. The fund will not write (sell) “naked” or uncovered call options. The fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the fund by providing protection from declining stock prices.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current fair value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. See Note 4 for information on derivatives.

9. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund, may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract,

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the Fund is required to deposit with its futures broker an amount of cash, U.S. government and agency obligations, or other liquid assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

During the year ended October 31, 2022, the Fund did not enter into any futures contracts.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Core Bond Fund and Covered Call & Equity Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Funds obtain the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Funds’ assets. By writing a call option, the Funds become obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Funds intend to purchase. However, the Funds become obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Funds in writing options on futures is potentially unlimited and may exceed the amount of the premium received. During the year ended October 31, 2022, the Funds did not enter into any options on futures contracts.

10. FOREIGN SECURITIES

Each fund, other than the Tax-Free Virginia and Tax-Free National Funds may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities.

Certain of the funds have reclaims receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

11. SECURITIES LENDING

The Board of Trustees has authorized the funds to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to certain securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S.government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The funds do not have a master netting agreement.

As of October 31, 2022, the aggregate fair value of securities on loan for the Madison fund family was $36,439,321. Cash collateral received for such loans are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S.treasuries or government securities. See below for fair value on loan and collateral breakout for each fund and each respective fund’s portfolio of investments for individual securities identified on loan.

Fund	Market Value	Cash Collateral*	Non-Cash Collateral*
Conservative Allocation	$9,705,876	$9,946,617	$—
Moderate Allocation	10,806,578	9,381,355	1,683,703
Aggressive Allocation	8,801,868	9,027,676	—
High Quality Bond	3,549,265	3,636,243	—
Core Bond	1,761,280	1,807,640	—
Diversified Income	621,320	596,503	38,971
Small Cap	1,193,134	718,085	546,166

* Collateral Represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.

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The following table provides increased transparency about the types of collateral pledged for securities lending transactions that are accounted for as secured borrowing. Non-cash collateral is not reflected in the table because the funds cannot repledge or resell this collateral.

	Remaining Contractual Maturity of the
	Agreements As of October 31, 202 2
	Overnight and		Between
	Continuous	<30 days	30 & 90 days	>90 days	Total
Securities Lending Transactions[1]
Conservative Allocation
Government Money Market	$9,946,617	$—	$—	$—	$9,946,617
Total Borrowings	$9,946,617	$—	$—	$—	$9,946,617
Gross amount of recognized liabilities for securities lending transactions					$9,946,617
Moderate Allocation
Government Money Market	$9,381,355	$—	$—	$—	$9,381,355
Total Borrowings	$9,381,355	$—	$—	$—	$9,381,355
Gross amount of recognized liabilities for securities lending transactions					$9,381,355
Aggressive Allocation
Government Money Market	$9,027,676	$—	$—	$—	$9,027,676
Total Borrowings	$9,027,676	$—	$—	$—	$9,027,676
Gross amount of recognized liabilities for securities lending transactions					$9,027,676
High Quality Bond
Government Money Market	$3,636,243	$—	$—	$—	$3,636,243
Total Borrowings	$3,636,243	$—	$—	$—	$3,636,243
Gross amount of recognized liabilities for securities lending transactions					$3,636,243
Core Bond
Government Money Market	$1,807,640	$—	$—	$—	$1,807,640
Total Borrowings	$1,807,640	$—	$—	$—	$1,807,640
Gross amount of recognized liabilities for securities lending transactions					$1,807,640
Diversified Income
Government Money Market	$596,503	$—	$—	$—	$596,503
Total Borrowings	$596,503	$—	$—	$—	$596,503
Gross amount of recognized liabilities for securities lending transactions					$596,503
Small Cap
Government Money Market	$718,085	$—	$—	$—	$718,085
Total Borrowings	$718,085	$—	$—	$—	$718,085
Gross amount of recognized liabilities for securities lending transactions					$718,085

1 Amounts represent the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand. The payable will be allocated into categories of securities based on the market value of the securities on loan.

12. FEDERAL AND FOREIGN INCOME TAX INFORMATION

It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2022. It is each fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended October 31, 2019 through October 31, 2022. The tax character of distributions paid during the years ended October 31, 2022 and 2021 were as follows:

	Ordinary Income		Long- Term Capital Gain
Fund	2022	2021	2022	2021
Conservative Allocation	$1,935,908	$1,463,938	$2,172,675	$2,959,941
Moderate Allocation	5,983,947	2,291,576	4,373,649	9,116,760
Aggressive Allocation	3,544,594	430,089	2,595,089	4,952,886
High Quality Bond	1,007,136	1,415,730	589,691	445,318
Core Bond	3,579,748	3,624,747	1,031,083	2,395,104
Diversified Income	4,789,374	2,185,309	16,074,942	1,993,409
Covered Call & Equity Income	6,894,536	5,515,269	—	—
Dividend Income	8,845,416	4,815,817	26,172,810	—
Investors	1,535,866	1,642,194	29,455,574	32,275,668
Sustainable Equity	—	—	—	—
Mid Cap	890,613	259,456	32,271,670	21,082,398
Small Cap	12,170,756	—	49,376,230	16,777,335
International Stock	895,246	80,397	3,711,055	689,311

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	Tax Exempt Income		Ordinary Income		Capital Gain
Fund	2022	2021	2022	2021	2022	2021
Tax-Free Virginia	$320,631	$327,983	$—	$—	$65,428	$12,728
Tax-Free National	331,863	375,173	14,769	—	165,179	—

As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:

Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gain
Conservative Allocation	$—	$59,408	$—
Moderate Allocation	—	733,683	—
Aggressive Allocation	—	302,738	—
Tax-Free Virginia	2,099	—	—
Tax-Free National	4,367	—	124,906
High Quality Bond	—	97,441	—
Core Bond	—	204,333	—
Diversified Income	—	2,798	9,429,987
Covered Call & Equity Income	—	3,341,989	—
Dividend Income	—	737,879	20,310,587
Investors	—	466,867	18,181,319
Sustainable Equity	—	36,333	—
Mid Cap	—	—	13,295,399
Small Cap	—	—	9,250,244
International Stock	—	36,487	—

For federal income tax purposes, the funds listed below have capital loss carryovers as of October 31, 2022, which are available to offset future capital gains, if any, realized through the fiscal year listed:

	No Expiration Date
Fund	Short-Term	Long-Term
Conservative Allocation	$1,869,369	$130,421
Moderate Allocation	1,365,206	—
Aggressive Allocation	943,165	—
Tax-Free Virginia	62,710	54,506
High Quality Bond	185,195	990,837
Core Bond	848,181	2,609,785
Dividend Income	1,091,372	—
Sustainable Equity	198,405	—
International Stock	35,220	534,487

The loss carryovers for Core Bond Fund and Dividend Income Fund include losses from prior-year mergers. The utilization of these inherited losses are subject to an annual limitation.

For the year-ended October 31, 2022, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
Dividend Income	$486,573

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. Amount deferred is as follows:

Fund	Amount Deferred
Mid Cap	$1,971,546
Small Cap	628,673

At October 31, 2022, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$394,387	$(5,477,232)	$(5,082,845)
Moderate Allocation	1,884,875	(7,318,715)	(5,433,840)
Aggressive Allocation	1,784,366	(3,032,519)	(1,248,153)
Tax-Free Virginia	2,433	(1,243,961)	(1,241,528)
Tax-Free National	21,494	(1,038,397)	(1,016,903)
High Quality Bond	11,522	(8,032,038)	(8,020,516)
Core Bond	36,629	(27,567,053)	(27,530,424)
Diversified Income	28,331,585	(11,546,231)	16,785,354
Covered Call & Equity Income	3,033,301	(22,442,251)	(19,408,950)
Dividend Income	54,627,187	(9,930,709)	44,696,478
Investors	107,138,510	(6,303,973)	100,834,537

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Notes to the Financial Statements - continued

Fund	Appreciation	Depreciation	Net
Sustainable Equity	265,614	(1,195,139)	(929,525)
Mid Cap	264,296,485	(16,073,555)	248,222,930
Small Cap	33,932,395	(19,470,480)	14,461,915
International Stock	655,688	(4,086,441)	(3,430,753)

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

Reclassification Adjustments. Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REITs, securities adjustments related to Treasury Inflation Protected securities (TIPS), and distribution re-designations from investments in other regulated investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2022, reclassifications were recorded as follows

		Undistributed	Accumulated Net
		Net Investment	Realized
Fund	Paid-in Capital	Income (Loss)	Gain (Loss)
Conservative Allocation	$—	$12,743	$(12,743)
Moderate Allocation	—	72,687	(72,687)
Aggressive Allocation	(2)	46,604	(46,602)
Tax-Free Virginia	—	—	—
Tax-Free National	—	—	—
High Quality Bond	—	—	—
Core Bond	—	128,189	(128,189)
Diversified Income	—	80,120	(80,120)
Covered Call & Equity Income	—	4,279,128	(4,279,128)
Dividend Income	—	(5,262)	5,262
Investors	—	—	—
Sustainable Equity	—	—	—
Mid Cap	—	(397,045)	397,045
Small Cap	—	(5,677)	5,677
International Stock	—	(6,958)	6,958

13. CERTAIN RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

The funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Tax-Free Funds invest in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt

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Notes to the Financial Statements - continued

to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the funds. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

The Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks such as: unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve.

The Covered Call & Equity Income Fund invests in options on securities. As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the fair value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Allocation Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

The funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds. The funds do monitor this risk closely.

In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks”. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the funds.

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Notes to the Financial Statements - continued

14. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in Underlying Funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Issuers”). A summary of the transactions with each Affiliated Underlying Fund during the year ended October 31, 2022 follows:

					Change in
	Beginning				Unrealized
	value as of	Gross	Gross	Realized	Appreciation	Value at			Distributions
Fund/Underlying Fund	10/31/2021	Additions	Sales	Gain (Loss)	(depreciation)	10/31/2022	Shares	Dividend Income	Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class I2	$15,701,268	$1,025,000	$(16,501,932)	$–	$(224,336)	$–	$–	$75,092	$88,637
Madison Core Bond Fund Class R6	–	16,554,145	(496,767)	(90,453)	(2,535,105)	1,34,31,820	1,569,138	217,626	-
Madison Dividend Income Fund Class I2	1,344,272	99,565	(1,095,143)	124,461	(473,155)	–	–	5,859	93,705
Madison Dividend Income Fund Class R6	–	934,355	(584,111)	140,613	46,392	5,37,249	18,349	13,039	-
Madison Investors Fund Class R6	5,493,514	1,248,580	(3,457,670)	659,507	(1,260,675)	26,83,256	112,036	25,276	356,839

Totals	$22,539,054	$19,861,645	$(22,135,623)	$834,128	$(4,446,879)	$16,652,325	1,699,523	$336,892	$539,181

Moderate Allocation Fund
Madison Core Bond Fund Class I2	$17,039,519	$2,964,968	$(19,524,950)	$–	$(479,537)	$–	–	$91,914	106,245
Madison Core Bond Fund Class R6	–	19,587,374	–	–	(2,977,429)	16,609,945	1,940,414	266,976	-
Madison Dividend Income Fund Class I2	6,120,707	467,367	(5,385,454)	1,016,911	(2,219,531)	–	–	27,504	439,863
Madison Dividend Income Fund Class R6	–	2,738,534	(2,212,407)	531,025	16,257	1,073,409	36,660	36,914	-
Madison Investors Fund Class R6	17,078,788	1,880,780	(7,478,893)	1,799,645	(4,240,207)	9,040,113	377,458	86,374	1,219,406

Totals	$40,239,014	$27,639,023	$(34,601,704)	$3,347,581	$(9,900,447)	$26,723,467	2,354,532	$509,682	$1,765,514

Aggressive Allocation Fund
Madison Core Bond Fund Class I2	$4,884,187	$750,000	$(5,522,090)	$(24,440)	$(87,657)	$–	–	$25,721	$30,306
Madison Core Bond Fund Class R6	–	5,288,586	–	–	(831,588)	4,456,998	520,677	71,638	-
Madison Dividend Income Fund Class I2	4,705,036	304,349	(4,138,016)	851,244	(1,722,613)	–	–	17,910	286,438
Madison Dividend Income Fund Class R6	–	1,813,588	(1,435,232)	338,246	110,841	827,443	28,260	26,833	-
Madison Investors Fund Class R6	9,552,885	1,088,566	(2,237,257)	272,479	(1,862,662)	6,814,011	284,510	48,854	689,713

Totals	$19,142,108	$9,245,089	$(13,332,595)	$1,437,529	$(4,393,679)	$12,098,452	833,447	$190,956	$1,006,457

[1]	Distributions received include distributions from net investment income and from capital gains from the Underlying Funds.
[2]	During the year ended October 31, 2022, all Class I shares were exchanged tax-free into Class R6 shares.

15. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the funds through the date the financial statements were available for issue. On November 10, 2022, the Board of Trustees approved the conversion of oustanding Class B shares of certain Madison Funds into Class A shares of such Funds effective as of February 6, 2022, and the termination of Class B shares offered as part of the Trust. The conversion will take place after the close of business February 6, 2023. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

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Madison Funds | October 31, 2022

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Madison Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Madison Funds (the “Funds”) comprising Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund, Madison Dividend Income Fund, Madison Investors Fund, Madison Sustainable Equity, Madison Mid Cap Fund, Madison Small Cap, and Madison International Stock Fund, including the portfolios of investments as of October 31, 2022, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds constituting the Madison Funds, as of October 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising Madison Funds	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Madison Conservative Allocation Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.
Madison Moderate Allocation Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.
Madison Aggressive Allocation Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.
Madison Tax-Free Virginia Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.
Madison Tax-Free National Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.
Madison High Quality Bond Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.
Madison Core Bond Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.
Madison Diversified Income Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.
Madison Covered Call & Equity Income Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.
Madison Dividend Income Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.
Madison Investors Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.
Madison Sustainable Equity Fund	For the period January 3, 2022 (commencement of operations) through October 31, 2022.
Madison Mid Cap Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.
Madison Small Cap Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the three years in the period ended October 31, 2022, and for the period from October 1, 2019 through October 31, 2019, and the year ended September 30, 2019.
Madison International Stock Fund	For the year ended October 31, 2022.	For the two years in the period ended October 31, 2022.	For the five years in the period ended October 31, 2022.

The financial highlights for the year ended September 30, 2018, for Madison Small Cap Fund, before the effects of adjustments to retrospectively adjust the financial highlights to give effect to the reorganization that took place as of August 30, 2019, were audited by other auditors whose report, dated November 20, 2018, expressed an unqualified opinion on those financial highlights. We have audited the adjustments to the financial highlights for the year ended September 30, 2018, to retrospectively adjust the financial highlights to give effect to the reorganization. In our opinion, such retrospective adjustments are appropriate and have been appropriately applied. However, we were not engaged to audit, review, or reperform any procedures to the financial statements and financial highlights for periods prior to October 1, 2018 other than with respect to the retrospective adjustments described herein, and accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of Madison Small Cap Fund for periods prior to October 1, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, IL

December 22, 2022

We have served as the auditor of one or more Madison Funds investment companies since 2009.

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Madison Funds | October 31, 2022

Discussion of Contract Renewal Process and Considerations

At a meeting of the Board of Trustees (the “Board” or “Trustees”) of the Madison Funds (the “Trust”) held on August 9, 2022, the Board, and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement (the “Agreement”) between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each a “fund” and together, the “funds”).

In determining whether to approve the continuation of the Investment Advisory Agreement, the Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreement was in the best interests of the respective funds and their shareholders. The information provided to the Board included: (1) data comparing management fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the funds; and (4) information about the Adviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreement. The Independent Trustees also reviewed the proposed continuation of the Agreement with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and representatives of the Adviser and discussed with the Independent Trustees each of those additional inquiries during the meeting.

In approving the continuance of the Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser; (2) the investment performance of each fund; (3) the costs of the services to be provided and the profits to be realized by the Adviser and their respective affiliates; (4) economies of scale; and (5) the terms of the Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the Adviser, and their varying levels of experience and qualifications. They reviewed changes to the portfolio management teams that had occurred during the year, and the rationale therefor. Representatives of the Adviser discussed or otherwise presented their investment philosophies and strategies intended to provide investment performance consistent with each fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser, due to the Adviser’s long history of providing advisory services to the funds.

The Board also discussed the quality of services provided by the Trust by its applicable transfer agent, sub-administrator and custodian as well as the various administrative services provided directly by the Adviser.

Based on their review of the information provided, the Board determined with respect to each fund that the nature, extent and quality of services provided by the Adviser to the funds were satisfactory.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular funds so that the performance of any such funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/sub-advisers/portfolio managers to any fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They considered that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

The Board also noted that on a quarterly basis, they review detailed information for each fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, the Board also considered the Adviser’s quarterly portfolio commentary and discussion of each fund’s performance, as well as the Investment Strategy Oversight Committee’s overviews. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the funds’ strategies and discussed the funds’ performance in such market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons which, with respect to peer groups, followed the same process as the prior year. The Board also considered that sometimes, the Morningstar categories the funds fall into do not precisely match a fund’s investment strategy and philosophy.

Based on their review, the Board determined that, given the totality of the above factors and considerations, each fund’s overall investment performance had been satisfactory.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology as last year in terms of peer group selection.

The Board noted that the Adviser or its affiliates, provided investment management services to other investment company and/or non-investment company clients and considered the advisory fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under

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Discussion of Contract Renewal Process and Considerations - continued

the so-called Gartenberg standard traditionally used by investment company boards in connection with advisory contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund, the higher turnover of mutual fund assets and the additional compliance and regulatory work associated with managing a 1940 Act fund. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser acts as an investment adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees compared each fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the relatively simple expense structure maintained by the Trust, an advisory fee and a capped administrative “services” fee, plus expenses for Trustee compensation which are not covered by the administrative services fee. The Board reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration. The Trustees also considered the experiation of the contractual fee waivers that had been in place for the Madison High Quality Bond Fund (waiver of 0.10% of the management fee).

With regard to the administrative services provided by the Adviser under a separate Services Agreement, the Board acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to each of these funds and that such compensation does not always cover all costs incurred by the Adviser because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

In addition, the Board recognized that to the extent a fund invests in other mutual funds also managed by the Adviser, the Adviser receives investment advisory fees from both the fund and the underlying mutual fund. The Board were satisfied in this regard that the Adviser provides separate services to each respective Trust’s “fund of funds” portfolios and the underlying mutual funds in which each such fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $19.8 billion as of May 31, 2021, and approximately $22 billion as of May 31, 2022. As a result, although the fees paid by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, each Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

Following their review, the Board concluded that the costs for services provided by, and the level of profitability to, the Adviser with respect to the Investment Advisory and Services Agreement were reasonable considering the services provided.

With regard to the extent to which economies of scale would be realized as each fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Investment Advisory and Services Agreement.

The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on their review, the Board concluded that the current advisory fee schedules and fee arrangements were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the Section 15(c) materials. Counsel noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made several additional inquiries regarding such written materials to the Adviser and representatives of the Adviser provided satisfactory responses thereto.

In considering the renewal of the funds’ Investment Advisory and Services Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately with respect to each fund. The Board reached the following conclusions regarding each fund’s Investment Advisory and Services Agreement, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory and Services Agreement; (b) the Adviser is qualified to manage the fund’s assets in accordance with the fund’s investment objective and strategies; (c) the overall investment performance of each fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the fund’s advisory and services fee is reasonable in light of the services received by the fund from the Adviser and other factors considered; and (e) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of each fund. Based on the foregoing conclusions, the Board determined with respect to each fund that continuation of the Investment Advisory Agreement with the Adviser was in the best interests of the fund and its shareholders. Moreover, the Board determined that renewal of the Services Agreement for the applicable funds with such agreements currently in place was in the best interests of each respective fund and its shareholders.

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Other Information (unaudited)

FUND EXPENSES PAID BY SHAREHOLDERS

As shareholders of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2022. Expenses paid during the period in the tables below are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class A				Class B
				Expenses			Expenses
	Beginning	Ending	Annual	Paid	Ending	Annual	Paid
	Account	Account	Expense	During	Account	Expense	During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period
Conservative Allocation*	$1,000	$931.40	0.71%	$3.46	$927.00	1.46%	$7.09
Moderate Allocation*	1,000	929.30	0.71%	3.45	924.80	1.46%	7.08
Aggressive Allocation*	1,000	923.90	0.71%	3.44	920.10	1.46%	7.07
Core Bond	1,000	931.90	0.85%	4.14	927.30	1.60%	7.77
Diversified Income	1,000	954.60	1.11%	5.47	950.70	1.86%	9.15
Dividend Income	1,000	965.80	1.16%	5.75	N/A	N/A	N/A
Covered Call & Equity Income	1,000	1,017.20	1.26%	6.41	N/A	N/A	N/A
Investors	1,000	964.50	1.16%	5.74	N/A	N/A	N/A
Mid Cap	1,000	981.50	1.40%	6.99	978.80	2.15%	10.72
Small Cap	1,000	900.40	1.35%	6.47	N/A	N/A	N/A
International Stock	1,000	876.90	1.61%	7.62	872.50	2.37%	11.19

	Class C
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
Conservative Allocation*	$1,000	$927.10	1.46%	$7.09
Moderate Allocation*	1,000	925.90	1.45%	7.04
Aggressive Allocation*	1,000	920.20	1.45%	7.02
Diversified Income	1,000	951.40	1.86%	9.15
Covered Call & Equity Income	1,000	1,014.20	2.01%	10.13

	Class Y
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
Tax-Free Virginia	$1,000	$966.70	0.86%	$4.26
Tax-Free National	1,000	972.30	0.76%	3.78
High Quality Bond	1,000	967.30	0.50%	2.48
Core Bond	1,000	932.70	0.60%	2.92
Covered Call & Equity Income	1,000	1,017.60	1.01%	5.14
Dividend Income	1,000	967.00	0.91%	4.51
Investors	1,000	965.40	0.91%	4.51
Sustainable Equity	1,000	953.50	0.91%	4.48
Mid Cap	1,000	984.40	0.95%	4.75
Small Cap	1,000	901.60	1.10%	5.27
International Stock	1,000	877.10	1.36%	6.43

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FUND EXPENSES PAID BY SHAREHOLDERS - continued

	Class I
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
High Quality Bond	$1,000	$967.00	0.41%	$2.03
Core Bond	1,000	932.90	0.50%	2.44
Covered Call & Equity Income	1,000	1,018.70	0.96%	4.88
Dividend Income	1,000	967.50	0.81%	4.02
Investors	1,000	966.10	0.81%	4.01
Sustainable Equity	1,000	953.60	0.81%	3.99
Mid Cap	1,000	985.10	0.85%	4.25
Small Cap	1,000	901.60	1.00%	4.79

	Class R6
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
Core Bond	$1,000	$934.30	0.42%	$2.05
Covered Call & Equity Income	1,000	1,018.30	0.88%	4.48
Dividend Income	1,000	967.90	0.73%	3.62
Investors	1,000	966.50	0.73%	3.62
Mid Cap	1,000	984.80	0.77%	3.85
Small Cap	1,000	901.70	0.91%	4.36

*The annual expense ratio does not include the expenses of the underlying funds.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Class A				Class B
				Expenses			Expenses
	Beginning	Ending	Annual	Paid	Ending	Annual	Paid
	Account	Account	Expense	During	Account	Expense	During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period
Conservative Allocation*	$1,000	$1,021.63	0.71%	$3.62	$1,017.85	1.46%	$7.43
Moderate Allocation*	1,000	1,021.63	0.71%	3.62	1,017.85	1.46%	7.43
Aggressive Allocation*	1,000	1,021.63	0.71%	3.62	1,017.85	1.46%	7.43
Core Bond	1,000	1,020.92	0.85%	4.33	1,017.14	1.60%	8.13
Diversified Income	1,000	1,019.61	1.11%	5.65	1,015.83	1.86%	9.45
Dividend Income	1,000	1,019.36	1.16%	5.90	N/A	N/A	N/A
Covered Call & Equity Income	1,000	1,018.85	1.26%	6.41	N/A	N/A	N/A
Investors	1,000	1,019.36	1.16%	5.90	N/A	N/A	N/A
Mid Cap	1,000	1,018.15	1.40%	7.12	1,014.37	2.15%	10.92
Small Cap	1,000	1,018.40	1.35%	6.87	N/A	N/A	N/A
International Stock	1,000	1,017.09	1.61%	8.19	1,013.26	2.37%	12.03

	Class C
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
Conservative Allocation*	$1,000	$1,017.85	1.46%	$7.43
Moderate Allocation*	1,000	1,017.90	1.45%	7.38
Aggressive Allocation*	1,000	1,017.90	1.45%	7.38
Diversified Income	1,000	1,015.83	1.86%	9.45
Covered Call & Equity Income	1,000	1,015.07	2.01%	10.21

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FUND EXPENSES PAID BY SHAREHOLDERS - continued

	Class Y
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
Tax-Free Virginia	$1,000	$1,020.87	0.86%	$4.38
Tax-Free National	1,000	1,021.37	0.76%	3.87
High Quality Bond	1,000	1,022.68	0.50%	2.55
Core Bond	1,000	1,022.18	0.60%	3.06
Covered Call & Equity Income	1,000	1,020.11	1.01%	5.14
Dividend Income	1,000	1,020.62	0.91%	4.63
Investors	1,000	1,020.62	0.91%	4.63
Sustainable Equity	1,000	1,020.62	0.91%	4.63
Mid Cap	1,000	1,020.42	0.95%	4.84
Small Cap	1,000	1,019.66	1.10%	5.60
International Stock	1,000	1,018.35	1.36%	6.92

	Class I
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
High Quality Bond	$1,000	$1,023.14	0.41%	$2.09
Core Bond	1,000	1,022.68	0.50%	2.55
Covered Call & Equity Income	1,000	1,020.37	0.96%	4.89
Dividend Income	1,000	1,021.12	0.81%	4.13
Investors	1,000	1,021.12	0.81%	4.13
Sustainable Equity	1,000	1,021.12	0.81%	4.13
Mid Cap	1,000	1,020.92	0.85%	4.33
Small Cap	1,000	1,020.16	1.00%	5.09

	Class R6
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
Core Bond	$1,000	$1,023.09	0.42%	$2.14
Covered Call & Equity Income	1,000	1,020.77	0.88%	4.48
Dividend Income	1,000	1,021.53	0.73%	3.72
Investors	1,000	1,021.53	0.73%	3.72
Mid Cap	1,000	1,021.32	0.77%	3.92
Small Cap	1,000	1,020.62	0.91%	4.63

*The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Statement Regarding Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Madison Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for each series of the Trust (individually, a “fund” and collectively, the “funds”) and to protect fund shareholders from dilution of their interests. The Board of Trustees of the Trust (the “Board”) has appointed the funds’ Chief Compliance Officer as the program administrator (the “Program Administrator”). The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum (“HLIM”), if applicable, and any material changes to the Program.

On May 2 5, 2021 , the Board reviewed the Program Administrator’s annual written report for the period of the first quarter of 2021 through the fourth quarter of 2021 (the “Report”). The Report provided an assessment of each fund’s liquidity risk: the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator uses State Street Bank and Trust Company, a third-party vendor, to provide portfolio investment classification services, and the Report noted that each fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each fund’s portfolio is expected to primarily hold highly liquid investments and each fund will be considered a “primarily highly liquid fund” (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a HLIM for each fund and to adopt policies and procedures for responding to a HLIM shortfall. None of the funds held a significant portion of illiquid investments and the Trust was not required to file Form N-LIQUID during the review period. The Report noted that no material changes had been made to the Program since the Board’s initial approval of the Program.

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Other Information (unaudited) - continued

The Program Administrator concluded that each fund has been able to meet redemption requests in all market conditions during the review period without significant dilution to the fund’s remaining investors. The Program Administrator determined that the Program is functioning properly.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. Form NPORT-EX is available upon request to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form NPORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the funds to vote proxies related to portfolio securities is available to shareholders at no cost on the funds’ website at www.madisonfunds.com or upon request by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. The proxy voting records for the funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost upon request by calling 1-800-SEC-0330 on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credits: The funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the funds to their shareholders. For the year ended 2022, the following funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Stock	$21,506	$286,135

Complete information regarding the funds’ foreign tax credit pass through to shareholders for the year ended October 31, 2022, will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year ended 2022, the following percentage of income dividends paid by the fund qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	16.08%	Dividend Income	95.88%
Moderate Allocation	14.75%	Investors	100.00%
Aggressive Allocation	20.15%	Mid Cap	100.00%
Diversified Income	86.03%	Small cap	15.14%
Covered Call Equity Income	17.76%

Qualified Dividend Income: For the taxable year ended 2022, the funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each fund’s income distributions paid during the calendar year 2022, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Fund	Amount	Fund	Amount
Conservative Allocation	$349,440	Investors	$694,069
Moderate Allocation	1,161,563	Sustainable Equity	36,333
Aggressive Allocation	768,728	Mid Cap	890,613
Diversified Income	2,717,740	Small Cap	4,949
Covered Call & Equity Income	1,623,024	International Stock	57,993
Dividend Income	5,726,874

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Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, WI 53711. The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the Fund’s website at www.madisonfunds.com or by calling 1-800-877-6089. The information in this table is as of December 1, 2022.

Interested Trustees and Officers

Name and Age	Position(s) Held, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ Trustee
Paul A. Lefurgey[2] 57	Trustee, 2020 – Present; Vice President, 2009 - Present	Madison Investment Holdings, Inc. (“MIH”), Madison Asset Management, LLC (“Madison”) and Madison Investment Advisors, LLC (“MIA”), CEO, 2017 – Present; Co-Head of Fixed Income, 2019 – 2021; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 – 2016; Chairman - Executive Committee, 2015 - 2017	30	Madison Covered Call & Equity Strategy Fund, 2021 - Present; Ultra Series Fund (14), 2022 - Present

Ultra Series Fund (14 portfolios), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2012 – Present; Madison Strategic Sector Premium Fund, Vice President, 2010 – 2018

Patrick F. Ryan 42	President, 2020 - Present	MIH, MIA and Madison, Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 – 2017	N/A	N/A

Ultra Series Fund (14) portfolios and Madison Covered Call & Equity Strategy Fund, President, 2020 - Present

Greg D. Hoppe 53	Vice President, 2020 – Present; Chief Financial Officer 2019 – Present; Treasurer, 2009 – 2019

MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 – Present

Ultra Series Fund (14 portfolios), Vice President, 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2009 - 2019; Madison Covered Call & Equity Strategy Fund, Vice President, March 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2012 – 2019; Madison Strategic Sector Premium Fund, Treasurer, 2009 – 2018

			N/A	N/A

Holly S. Baggot 61	Secretary, 1999 – Present; Assistant Treasurer, 1999 – 2007 and 2009 – Present	MIH and MIA, Vice President, 2010 – Present; Madison, Vice President, 2009 – Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 – Present	N/A	N/A

Ultra Series Fund (14) portfolios, Secretary, 1999 – Present and Assistant Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, 2012 – Present; Ultra Series Fund and Madison Covered Call & Equity Strategy Fund, Anti-Money Laundering Officer, 2019 – 2020; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 – 2018

Steve J. Fredricks 52	Chief Compliance Officer and Assistant Secretary, 2018 - Present	MIH, MIA and Madison, Chief Legal Officer, 2020 – Present; Chief Compliance Officer, 2018 – Present	N/A	N/A
Ultra Series Fund (14 portfolios) and Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary, 2018 – Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer during 2018

Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018

Terri A. Wilhelm 53	Assistant Secretary, November 2022 - Present	MIH, MIA and Madison, Senior Compliance Analyst, September 2022 - Present	N/A	N/A

Ultra Series Fund (14) portfolios and Madison Covered Call & Equity Strategy Fund, Assistant Secretary, November 2022 - Present

State of Wisconsin Investment Board, Senior Paralegal, 2017 – 2022

[1]	As of the date of this report, the fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 30 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.
[2]	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds.

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Trustees and Officers

Independent Trustees

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[2]	Other Directorships Held by Director/ Trustee
Scott C. Jones 60	Trustee, 2019 – 2034	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), 2013 – Present	16	XAI Octagon Floating Rate & Alternative Income Term Trust (2 portfolios), 2017 – Present
		Managing Director, Park Agency, Inc., 2020 – Present		Manager Directed Portfolios (open-end fund family, 9 portfolios), 2016 - Present and Lead Independent Trustee since 2017
				Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry), 2015 – 2016
				Madison Covered Call & Equity Strategy Fund, 2021 – Present

Steven P. Riege 68	Trustee, 2005 - 2028	Ovation Leadership (management consulting) Milwaukee, WI, Owner/ President, 2001 - Present	30	Ultra Series Fund (14 portfolios), 2005 - Present
		Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001		Madison Covered Call & Equity Strategy Fund, 2015 - Present

Richard E. Struthers 70	Trustee, 2004 – 2028	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer 1998 - Present	30	Ultra Series Fund (14 portfolios), 2004 – Present
		Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012		Madison Covered Call & Equity Strategy Fund, 2017 – Present

[1]	A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) they attain the age of seventy-six (76), or (2) they have served on the Board for a total of fifteen (15) years, subject in the latter case to extension by unanimous vote of the remaining Trustees on an annual basis. The fifteen (15) year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee. Board terms end on December 31 of the year noted.
[2]	As of the date of this report, the fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 30 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

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4460-P1053

Rev. 1022

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Madison Funds Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In August 2022, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the three independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended October 31, 2022 and 2021, respectively were $225,000 ($451,950 including the Ultra Series Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $198,000 ($416,030 including the Affiliated Funds).

(b) Audit-Related Fees.   For the fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above, totaled $0  and $0, respectively.

(c) Tax-Fees. For the fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees paid (or to be paid) for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning are approximately $47,723 ($86,625 including the Affiliated Funds) and $42,336 ($79,706 including the Affiliated Funds), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC, Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613 and appropriate State tax returns.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) None.

(g) None.

(h) None.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of ethics - See Item 2.

	(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act. – Filed herewith.

	(3)	Not applicable.

	(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)		Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act. - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Funds

/s/ Steve J. Fredricks
Steve J. Fredricks, Chief Legal Officer & Chief Compliance Officer

Date:	December 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan
Patrick F. Ryan, Principal Executive Officer

Date:	December 30, 2022

/s/ Greg D. Hoppe
Greg D. Hoppe, Principal Financial Officer & Principal Accounting Officer

Date:	December 30, 2022